UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Allied Nevada Gold Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2014 Proxy Statement

March 19, 2014

Dear Fellow Stockholder:

I am pleased to invite you to our Annual Meeting of Stockholders, which will be held on Thursday, May 1, 2014, at 8:00 a.m. (Pacific), at the Winnemucca Convention Center, 50 West Winnemucca Boulevard, Winnemucca, Nevada 89445.

As explained in the enclosed Proxy Statement, at the Annual Meeting, you will be asked to vote (i) for the election of directors, (ii) for the approval, on an advisory basis, of Allied Nevada Gold Corp.'s named executive officer compensation, (iii) ratification of appointment of EKS&H LLLP as our independent registered public accounting firm for 2014, and (iv) for approval of the Allied Nevada Performance and Incentive Pay Plan. Your vote is very important and I encourage you to exercise it.

2013 - A Year of Challenges, Leadership Changes and Successes

On behalf of Allied Nevada's Board of Directors, I would like to take this opportunity to thank you for your continued support of Allied Nevada Gold Corp. throughout 2013, which proved to be a year of challenges. Declining gold prices, disappointing operational performance, and leadership difficulties all contributed to our poor stock performance. As many of you know, I stepped in as Interim President and Chief Executive Officer in March. It quickly became clear that our then Chief Operating Officer, Randy E. Buffington, was the perfect candidate to assume the role of CEO.

On July 8, 2013, Randy, a mining veteran with over 30 years of operating experience, took the helm and has maintained a two-part focus: (1) to improve mine operations at our Hycroft Mine and (2) to develop an economically viable method to process sulphide mineralization - which is the true future of the Company. Under Randy's leadership, mine operations have continued to improve and are now achieving budgeted production on a quarterly basis. In 2013, your Company achieved gold sales of 181,941 ounces, a 59% increase from 2012. And, for the past year, Randy has overseen extensive metallurgical test work, which is the cornerstone of developing an economically viable method for processing the substantial sulphide reserves at Hycroft. The encouraging results of the test work led the Company to progress to the final stages of legitimizing the process by building a pilot plant at Hazen Research, Inc., an independent research lab in Golden, Colorado. To date, the pilot plant results continue to point to a low capital and operating cost solution for processing the sulphide reserves.

2014 - A Look Ahead

Building on our operational improvements in 2013, and with full access to the recently commissioned 21,500 gpm Merrill-Crowe Processing Plant, we expect to sell between 230,000 and 250,000 ounces of gold this year. And, with the test work at Hazen Research, Inc. almost complete, we expect our consultants, M3 Engineering & Technology, to deliver a revised pre-feasibility study in early April 2014, with delivery of a full revised feasibility study later this year. We anticipate this will be our roadmap for achieving the substantially higher production levels that we expect from a conventional mill.

In summary, the performance of the management and operating teams under Randy's leadership gives a renewed sense of pride in what has been accomplished in the past six months and an enthusiasm for what can be achieved over the years to come.

As always, we remain committed to operating in a safe, healthy manner and with continued respect for the environment. We will do everything in our collective power to achieve and surpass your expectations.

Sincerely,

Robert M. Buchan
Executive Chairman

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

Date:	Thursday, May 1, 2014
Time:	8:00 a.m. Pacific Daylight Time
Place:	Winnemucca Convention Center 50 W. Winnemucca Boulevard Winnemucca, Nevada 89445
Agenda:	1. Election of the 9 directors named in the Proxy Statement;
2. Advisory vote to approve named executive officer compensation;
3. Ratification of appointment of EKS&H LLLP ("EKS&H") as our independent registered public accounting firm for 2014;
4. Stockholder approval of the Performance and Incentive Pay Plan; and
5. Transaction of other business that may properly come before the Annual Meeting or any adjournment thereof.
Record Date:	Stockholders of record at the close of business on March 5, 2014, are entitled to notice of and to vote at the meeting.
Proxy Voting:
Your vote is important. You can vote your shares by completing and returning the proxy card or voting instruction form sent to you. Most Stockholders can also vote their shares over the Internet or by telephone. Please check your proxy card or the information forwarded by your broker, bank, trust or other holder of record to see which options are available to you. You can revoke your proxy at any time prior to its exercise by following the instructions in the Proxy Statement.

By order of the Board of Directors,

Rebecca A. Rivenbark Vice-President, General Counsel and Corporate Secretary March 19, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 1, 2014
Our Notice of Meeting, Proxy Statement and Annual Report on Form 10-K are available at
www.edocumentview.com/ANV

2013 PROXY SUMMARY TABLE

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting.

Allied Nevada Gold Corp. | PROXY STATEMENT 1

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

WHY DID I RECEIVE THESE PROXY MATERIALS?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Allied Nevada Gold Corp. of proxies to be voted at our 2014 Annual Meeting of Stockholders and at any adjournment(s) thereof. The Annual Meeting will take place on May 1, 2014 beginning at 8:00 a.m., Pacific Daylight Time at the Winnemucca Convention Center located at 50 West Winnemucca Boulevard,

Winnemucca, Nevada 89445. The Notice of Annual Meeting and Proxy Statement and a proxy card are being mailed beginning on March 19, 2014. On or about March 19, 2014, we will furnish a Notice of Internet Availability of Proxy Materials to most of our Stockholders containing instructions on how to access the proxy materials on the internet.

ON WHAT AM I VOTING?

		MORE INFORMATION	BOARD RECOMMENDATION	BROKER NON- VOTES	ABSTENTION	VOTES REQUIRED FOR APPROVAL
PROPOSAL 1	Election of directors	Page 5	FOR each nominee	Do not count	Do not count	Plurality(1)
PROPOSAL 2	Approval, on an advisory basis, of named executive officer compensation	Page 53	FOR	Do not count	Vote against	Majority of shares present
PROPOSAL 3	Ratification of EKS&H LLLP as the Company's independent public accountant for 2014	Page 55	FOR	Do not count	Vote against	Majority of shares present
PROPOSAL 4	Approval of Performance and Incentive Pay Plan	Page 57	FOR	Do not count	Vote against	Majority of shares present

(1)
Although the director nominees with the highest number of "for" votes cast will be elected at the Annual Meeting, our Corporate Governance Guidelines contain a majority voting policy which requires any nominee for director in an uncontested election to tender his or her resignation to the Board of Directors if that nominee receives a greater number of "withhold" votes than "for" votes in any election. The Board of Director's Governance Committee will consider the resignation offer and recommend to the Board of Directors the action to be taken with respect to the tendered resignation.

WHO CAN VOTE?

Holders of Allied Nevada Gold Corp.'s common stock as of the close of business on March 5, 2014 (the record date) are entitled to vote by proxy or in person at the Annual Meeting. Each share of Allied Nevada common stock has one vote. As of the record date, there were 104,043,169 shares of Allied Nevada's common stock outstanding.

2 Allied Nevada Gold Corp. | PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

HOW DO I VOTE?

(1)  In Person.  You may come to the Annual Meeting and cast your vote there. You may be admitted by bringing your proxy card or, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the owner of the shares on March 5, 2014.

(2)  By Proxy.  Before the Annual Meeting, you can give your proxy to vote your shares of Allied Nevada stock in one of the following ways:

BY INTERNET USING YOUR COMPUTER	BY TELEPHONE	BY MAILING YOUR PROXY CARD

Visit 24/7 www.envisionreports.com/ANV	Dial toll-free 24/7 1-800-652-VOTE (8683)	Cast your ballot, sign your proxy card and send free of postage or by calling the number provided by your broker, bank or other nominee if your shares are not registered in your name

The telephone and internet voting procedures are designed to confirm your identity, allow you to give your voting instructions and verify that your instructions have been properly recorded. If you wish to vote by telephone or internet, please follow the instructions included on your notice. If you mail us your properly completed and signed proxy card, or vote by telephone or internet, your shares of Allied Nevada common stock will be voted according to the choices you specify. If you sign and mail your proxy card without marking any choices, your proxy will be voted:

•
FOR the election of all nominees for director;
•
FOR the approval, on an advisory basis, of Allied Nevada's named executive officer compensation;

•
FOR the ratification of EKS&H LLLP as Allied Nevada's independent public accountant for 2014; and

•
FOR approval of the Performance and Incentive Pay Plan.

The Company does not expect that any other matters will be brought before the Annual Meeting. However, by giving your proxy, you appoint the persons named as proxies as your representatives at the Annual Meeting.

MAY I CHANGE OR REVOKE MY VOTE?

Yes. You may change your vote or revoke your proxy at any time before the Annual Meeting by:

•
notifying our Corporate Secretary, Rebecca A. Rivenbark, at 9790 Gateway Drive, Suite 200, Reno, Nevada 89521, in writing;
•
providing another signed proxy that is dated after the proxy you wish to revoke;

•
using the telephone or internet voting procedures; or

•
attending the Annual Meeting in person.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

It depends on whether you hold your shares in your own name or in the name of a bank or brokerage firm. If you hold your shares directly in your own name, they will not be voted unless you provide a proxy or vote in person at

Allied Nevada Gold Corp. | PROXY STATEMENT 3

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

the Annual Meeting. Brokerage firms generally have the authority to vote customers' unvoted shares on certain "routine" matters. If your shares are held in the name of a broker, bank, or other nominee, such nominee can vote your shares for the ratification of EKS&H LLLP as Allied Nevada's independent public accountant for

2014 if you do not timely provide your proxy because this matter is considered "routine" under the applicable rules. However, no other items are considered "routine" and may not be voted by your broker without your instruction.

WHAT CONSTITUTES A QUORUM?

Under our By-laws, the holders of at least thirty-three and one-third percent (33 1/3) of the common stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

If there is not a quorum at the Annual Meeting, the Stockholders entitled to vote at the Annual Meeting,

whether present in person or represented by proxy, will only have the power to adjourn the Annual Meeting until there is a quorum. The Annual Meeting may be reconvened without additional notice to the Stockholders within 30 days after the date of the prior adjournment if the Company announces the reconvened meeting at the prior adjournment. A quorum must be present at such reconvened meeting to conduct business other than adjournment.

WHAT VOTE IS NEEDED TO APPROVE THE MATTERS SUBMITTED?

The votes required to approve the matters presented at the Annual Meeting are:

•
Election of Directors.  Each of our directors is elected individually by a plurality vote of shares of common stock present in person or represented by proxy at the Annual Meeting.

•
Advisory Say-On-Pay.  An affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote at the Annual Meeting is required to approve this proposal.
•
Ratification of EKS&H LLLP as the Company's Independent Auditors for 2014.  The appointment of EKS&H as the Company's independent auditors requires the affirmative vote of the holders of a majority of the shares of common stock having voting power present in person or represented by proxy at the Annual Meeting.

•
Approval of the Performance and Incentive Pay Plan.  Approval of the Performance and Incentive Pay Plan requires the affirmative vote of the holders of a majority of the shares of common stock having voting power present in person or represented by proxy at the Annual Meeting.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

Allied Nevada is requesting your proxy for the Annual Meeting and will pay all the costs of requesting Stockholder proxies. The Company hired Georgeson, Inc. to help request proxies. Georgeson's fee for this service is $8,500, plus out-of-pocket expenses. Allied Nevada can request proxies through the mail or personally by telephone, fax or other means and can use directors, officers and other employees of Allied

Nevada to request proxies. Directors, officers and other employees will not receive additional compensation for these services. Allied Nevada will reimburse brokerage houses, other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses for forwarding solicitation materials to the beneficial owners of Allied Nevada common stock.

4 Allied Nevada Gold Corp. | PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors recommends voting "FOR" the nominees set forth below.

Pursuant to the Company's By-laws, the Board of Directors or the Company's Stockholders are required to fix, from time to time, the number of directors which shall constitute the whole board. The Board of Directors has fixed the number of directors at nine. The Board of Directors, upon the recommendation of the Nominating Committee, proposes the following nine nominees for election as directors to hold office until the next Annual Meeting to be held in 2015 or until their successors, if any, have been duly elected and qualified:

•
Robert M. Buchan
•
Randy E. Buffington
•
John W. Ivany
•
Stephen A. Lang
•
Cameron A. Mingay
•
Terry M. Palmer
•
Carl A. Pescio
•
A. Murray Sinclair
•
Robert G. Wardell

With the exception of Mr. Buffington, who was appointed as a director on July 8, 2013, and Stephen A. Lang, who was appointed as a director on August 1, 2013 pursuant to Article III, Section 3 of the Company's By-Laws, each of the foregoing was elected at the 2013 Annual Meeting to serve until the 2014 Annual Meeting, and has agreed to serve if re-elected.

If any nominee becomes unable to stand for election (which is not anticipated by the Board of Directors), each proxy will be voted for a substitute designated by the Board of Directors or, if no substitute is designated by the Board of Directors prior to or at the Annual Meeting, the Board of Directors will act to reduce the membership of the Board of Directors to the number of individuals nominated.

There is no family relationship between nominees, or between nominees and executive officers.

DIRECTOR SKILLS AND QUALIFICATIONS

The Board of Directors believes the Board, as a whole, should possess a combination of skills, professional experience and diversity of viewpoints necessary to oversee the Company's business. Accordingly, the Board of Directors and the Nominating Committee consider the qualifications of directors and director candidates individually and in the broader context of the Board of Directors' overall composition and the Company's current and future needs.

As indicated in the section below entitled "Information Concerning Nominees", each nominee possesses a strong and unique background and set of skills, which gives the Board of Directors, as a whole, competence and experience in a wide variety of areas.

In evaluating director candidates, and when considering incumbent directors for re-nomination, the Board of Directors and the Nominating Committee have not formulated any specific minimum qualifications, but rather considered a variety of factors. These include each nominee's independence, financial acumen, personal accomplishments, career specialization, and experience in light of the needs of the Company. For incumbent directors, the factors include past performance on the Board of Directors. Among other things, the Board of Directors has determined it is important to have individuals who have certain of the following skills and experiences on the Board of Directors:

•
Business Ethics

•
Business Administration

•
Corporate Governance

•
Environment/Corporate Responsibility

•
Finance/Capital

•
Financial Literacy/Expertise

•
Government/Public Policy

•
International

•
Legal

•
Mining Industry

•
Mining Operations

•
Risk Management

•
Stockholder Relations

•
Talent Management
Allied Nevada Gold Corp. | PROXY STATEMENT 5

PROPOSAL 1: ELECTION OF DIRECTORS

INFORMATION ABOUT NOMINEES

ROBERT M. BUCHAN Age: 66 Director of Allied Nevada Since: March 2007 Allied Nevada Committees: • Technical

Skills and Qualifications:

✓     Business Ethics

✓     Business Administration

✓     Corporate Governance

✓     Environment/Corporate Responsibility

✓     Finance/Capital

✓     Financial

✓     Literacy/Expertise

✓     Government/Public Policy

✓     International

✓     Mining Industry

✓     Mining Operations

✓     Risk Management

✓     Stockholder Relations

✓     Talent Management

Current Public Directorships:

•

Castle Mountain Mining Company, Chairman

Former Directorships:

•

Touchstone Gold, Chairman (December 2013)

•

Elgin Mining Inc. (May 2013)

•

Polyus Gold, Chairman (March 2013)

•

Angus Mining Inc., Chairman (May 2012)

•

Foxpoint Capital Corp. (May 2012)

•

Richmont Mines Inc., Chairman (March 2012)

•

Samco Gold (January 2012)

•

Sprott Resources Lending (November 2011)

•

Rainy Mountain Capital Corp. (September 2011)

•

Claude Resources Inc. (December 2010)

•

Forsys Metals Corp. (May 2010)

•

Extract Resources, Chairman (December 2009)

Mr. Buchan is the Executive Chairman of the Board of Directors for Allied Nevada and has been since October 2006, Mr. Buchan also served as our Interim President and Chief Executive Officer from March 27, 2013 to July 7, 2013. He was the Chief Executive Officer of Kinross Gold Corporation (a gold mining company) from January 1993 to April 2005. Mr. Buchan is Chairman of the Board of Directors of Castle Mountain Mining Company (a development stage gold mining company) and has been since April 2013.

RANDY E. BUFFINGTON Age: 54 Director of Allied Nevada Since: July 2013 Allied Nevada Committees: • Technical

Skills and Qualifications:

✓     Business Ethics

✓     Business Administration

✓     Corporate Governance

✓     Environment/Corporate Responsibility

✓     Finance/Capital

✓     Government/Public Policy

✓     International

✓     Mining Industry

✓     Mining Operations

✓     Risk Management

✓     Stockholder Relations

✓     Talent Management

Current Public Directorships: • None Former Directorships: • None

Mr. Buffington is our President and Chief Executive Officer having been appointed on July 8, 2013. Prior to his appointment, Mr. Buffington served as our Executive Vice President and Chief Operating Officer from February 2013 until July 2013. Prior to joining Allied Nevada, Mr. Buffington was Senior Vice President of Operations of Coeur Mining, Inc. (formerly Coeur d'Alene Mines Corporation)(a silver mining company) from January 2012 to January 2013. Mr. Buffington also held various positions with Barrick Gold Corporation (a global mining company), including: Managing Director of Zambia from September 2011 to January 2012, General Manager of North American Operations for Barrick Goldstrike Mines, Inc. from August 2009 to September 2011, and General Manager for Barrick Ruby Hill Mine from August 2006 to August 2009.

6 Allied Nevada Gold Corp. | PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

JOHN W. IVANY Age: 69 Director of Allied Nevada Since: June 2007 Allied Nevada Committees: • Health, Safety and Environment (Chair) • Nominating (Chair) • Compensation • Corporate Governance

Skills and Qualifications:

✓     Business Ethics

✓     Business Administration

✓     Corporate Governance

✓     Environment/Corporate Responsibility

✓     Finance/Capital

✓     Government/Public Policy

✓     International

✓     Legal

✓     Mining Industry

✓     Mining Operations

✓     Risk Management

✓     Stockholder Relations

✓     Talent Management

Current Public Directorships: • B2 Gold Corp • Eurogas International Ltd. Former Directorships: • Aura Minerals Inc. (May 2012) • Breakwater Resources Ltd. (August 2011)

Mr. Ivany is a retired mining executive having served as Executive Vice President of Kinross Gold Corp. (a gold mining company) from June 1995 to May 2006. He has served as an advisor to the investment banking company, Canaccord Genuity Corp. since February 2007. He has been a director for B2 Gold Corp. (a gold producing mineral company) since November 2007, and Eurogas International Ltd. (an oil and natural gas exploration company) since August 2008.

STEPHEN A. LANG Age: 58 Director of Allied Nevada Since: August 2013 Allied Nevada Committees: • Technical (Chair) • Audit

Skills and Qualifications:

✓     Business Ethics

✓     Business Administration

✓     Corporate Governance

✓     Environment/Corporate Responsibility

✓     Finance/Capital

✓     Financial Literacy/Expertise

✓     Government/Public Policy

✓     International

✓     Mining Industry

✓     Mining Operations

✓     Risk Management

✓     Stockholder Relations

✓     Talent Management

Current Public Directorships: • Centerra Gold Inc.; Chairman • International Tower Hill Mines Ltd. Former Directorships: • None

Mr. Lang is a retired mining executive having served as President and Chief Executive Officer of Centerra Gold Inc. (a Canadian-based gold mining and exploration company) from June 2008 to May 2012. Since May 2012, Mr. Lang has served as Centerra Gold Inc.'s Chairman of the Board. Mr. Lang is also a director for International Tower Hill Mines Ltd. (an advanced exploration stage company) since February 2014. He was a lecturer at the Missouri University of Science and Technology from January 2013 to December 2013.

Allied Nevada Gold Corp. | PROXY STATEMENT 7

PROPOSAL 1: ELECTION OF DIRECTORS

CAMERON A. MINGAY Age: 62 Director of Allied Nevada Since: March 2007 Allied Nevada Committees: • Corporate Governance (Chair) • Health, Safety and Environment

Skills and Qualifications:

✓     Business Ethics

✓     Business Administration

✓     Corporate Governance

✓     Environment/Corporate Responsibility

✓     Finance/Capital

✓     Government/Public Policy

✓     International

✓     Legal

✓     Mining Industry

✓     Risk Management

✓     Stockholder Relations

✓     Talent Management

Current Public Directorships: • Angus Mining Ltd. • Yancoal Canada Resources, Ltd. Former Directorships: • Silver Bear Resources Inc. (June 2011) • European Goldfields Ltd. (January 2010)

Mr. Mingay is currently a Senior Partner at Cassels Brock & Blackwell LLP and has been for fifteen years. He also serves as outside counsel to the Company. He joined the Board of Directors of Angus Mining Inc. (a precious metals exploration company) in June 2010 and Yancoal Canada Resources, Ltd. (a potash exploration company) in August 2011.

TERRY M. PALMER Age: 69 Director of Allied Nevada Since: September 2006 Allied Nevada Committees: • Audit (Chair) • Nominating

Skills and Qualifications:

✓     Business Ethics

✓     Business Administration

✓     Corporate Governance

✓     Finance/Capital

✓     Financial Literacy/Expertise

✓     Government/Public Policy

✓     International

✓     Mining Industry

✓     Risk Management

✓     Stockholder Relations

✓     Talent Management

Current Public Directorships: • Golden Minerals Company • Sunward Resources Ltd. Former Directorships: • Apex Silver Mines Ltd. (March 2009)

Mr. Palmer has been a Principal Accountant at Marrs, Sevier & Company LLC, a certified public accounting firm, since January 2003. Prior to joining Marrs, Sevier & Company, he worked for Ernst & Young as a partner and Certified Public Accountant from September 1979 to October 2002. Mr. Palmer has been a director for Golden Minerals Company (a mining, exploration and development company) since March 2009, and for Sunward Resources Ltd. (a mining, exploration and development company) since February 2011.

CARL A. PESCIO Age: 62 Director of Allied Nevada Since: March 2007 Allied Nevada Committees: • Health, Safety and Environment • Technical

Skills and Qualifications:

✓     Business Ethics

✓     Corporate Governance

✓     Environment/Corporate Responsibility

✓     Finance/Capital

✓     Government/Public Policy

✓     Mining Industry

✓     Mining Operations

✓     Stockholder Relations

Current Public Directorships: • Angus Mining (Namibia) Inc. Former Directorships: • Tornado Gold International (November 2008)

Mr. Pescio has been an independent mining prospector since 1991. He has 30-plus years of experience in the mining industry, including exploration expertise, as well as mine, process plant design and operation. Mr. Pescio has been a director for Angus Mining (Nambia) Inc. (an exploration stage gold company) since September 2010.

8 Allied Nevada Gold Corp. | PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

A. MURRAY SINCLAIR Age: 52 Director of Allied Nevada Since: October 2012 Allied Nevada Committees: • Compensation

Skills and Qualifications:

✓     Business Ethics

✓     Business Administration

✓     Corporate Governance

✓     Finance/Capital

✓     Financial Literacy/Expertise

✓     Government/Public Policy

✓     International

✓     Mining Industry

✓     Risk Management

✓     Stockholder Relations

✓     Talent Management

Current Public Directorships:

•

Dundee Corporation

•

Elgin Mining,  Inc.

•

Ram Power Corp.

•

Kobex Minerals Inc.

•

PhosCan Chemical Corp.

Former Directorships:

•

Sprott Resource Lending Corp.,(Chairman 2013)

•

Gabriel Resources (June 2013)

•

Nebo Capital Corp. (April 2013)

•

Sprott Resources Lending Corp. (July 2013)

•

Dundee Capital Markets, Inc. (February 2012)

•

Denovo Capital Corp. (September 2011)

•

Twin Butte Energy Ltd. (February 2011)

Mr. Sinclair has been the Chief Investment Officer of Earlston Investment Corp. (an investment company) since December 2013. Mr. Sinclair co-founded Ionic Management Corp. (a private management company) in 1996 and continues to oversee its operations. In addition, Mr. Sinclair has been a director of Ram Power Corp. (a geothermal power company) since November 2004, Elgin Mining, Inc. (a gold mining company) since February 2007, Dundee Corporation (an asset management company) since June 2012, Kobex Minerals, Inc. (a multi-metal exploration company) since July 2013, and PhosCan Chemical Corp. (a phosphate development company) since October 2013.

ROBERT G. WARDELL Age: 69 Director of Allied Nevada Since: September 2006 Allied Nevada Committees: • Compensation (Chair) • Audit • Corporate Governance • Nominating

Skills and Qualifications:

✓     Business Ethics

✓     Business Administration

✓     Corporate Governance

✓     Finance/Capital

✓     Financial Literacy/Expertise

✓     Government/Public Policy

✓     International

✓     Mining Industry

✓     Risk Management

✓     Stockholder Relations

✓     Talent Management

Current Public Directorships: • Nuinsco Resources Limited • Katanga Mining Limited • Elgin Mining Inc. • Viterra, Inc. Former Directorships: • Centric Health Corp. (October 2012)

Mr. Wardell is a retired finance executive having served as a partner at Deloitte & Touche LLP from 1986 to 2006, and Vice President, Finance and Chief Financial Officer of Victory Nickel Inc. (a nickel development company) from February 2007 to January 2009. Mr. Wardell currently serves on several boards, including Nuinsco Resources Limited (a multi-commodity mineral exploration company) since 2009, Katanga Mining Limited (a copper-cobalt mining company) since July 2006, Elgin Mining, Inc. (a gold mining company) since June 2008, and Viterra, Inc. (a grain handling company) since December 2012.

Allied Nevada Gold Corp. | PROXY STATEMENT 9

PROPOSAL 1: ELECTION OF DIRECTORS

SUMMARY OF DIRECTOR QUALIFICATIONS AND EXPERIENCE	ROBERT M. BUCHAN	RANDY E. BUFFINGTON	JOHN W. IVANY	STEPHEN A. LANG	CAMERON A. MINGAY	TERRY M. PALMER	CARL A. PESCIO	A. MURRAY SINCLAIR	ROBERT G. WARDELL
BUSINESS ETHICS experience is crucial to the success of our business and the well being of our employees, management, Board of Directors, and stockholders.	■	■	■	■	■	■	■	■	■

BUSINESS ADMINISTRATION experience is important because directors with business administration experience tend to possess strong leadership qualities necessary to develop and motivate those qualities in others.	■	■	■	■	■	■		■	■
CORPORATE GOVERNANCE experience supports our goals of a strong Board of Directors, management accountability, transparency and protection of stockholder interests.	■	■	■	■	■	■	■	■	■

ENVIRONMENT/CORPORATE RESPONSIBILITY experience strengthens the Board of Directors' oversight and assures that strategic business imperatives and long-term value creation are achieved within a responsible business model.		■	■		■		■
FINANCE/CAPITAL experience is important in evaluating our financial statements and capital structure.	■	■	■	■	■	■	■	■	■
FINANCIAL LITERACY/EXPERTISE is important because it assists our directors in understanding and overseeing our financial reporting and internal controls.	■			■		■		■	■
GOVERNMENT/PUBLIC POLICY experience is relevant as the Company operates in a heavily regulated industry that is directly affected by governmental actions.	■	■	■	■	■	■	■	■	■
INTERNATIONAL experience is important to understanding and reviewing our business and strategy.	■	■	■	■	■	■		■	■
LEGAL experience is valuable in assisting the Board of Directors with its responsibilities to oversee the Company's legal and compliance matters.			■		■
MINING INDUSTRY experience and knowledge of gold and silver mining is relevant to understanding the Company's business strategy.	■	■	■	■	■	■	■	■	■
MINING OPERATIONS experience gives directors a practical understanding of developing, implementing, and assessing the Company's business strategy and operating plan.	■	■	■	■			■
RISK MANAGEMENT experience assures directors will respond to and provide oversight of the risks facing the Company.	■	■	■	■	■	■		■	■
STOCKHOLDER RELATIONS experience is valuable as it allows directors to develop and build trust with our stockholders.	■	■	■	■	■	■	■	■	■
TALENT MANAGEMENT experience is valuable in helping the Company attract, motivate and retain top candidates.	■	■	■	■	■	■		■	■
10 Allied Nevada Gold Corp. | PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

VOTE REQUIRED

In the election for directors, the nine nominees receiving the highest number of "for" votes cast in person or by proxy will be elected. A "withhold" vote for a nominee is the equivalent of abstaining. Abstentions and broker non-votes are not counted as votes cast for the purposes of, and therefore will have no impact as to, the election of directors. Although the director nominees with the highest number of "for" votes cast will be elected at the Annual Meeting, our Corporate Governance Guidelines contain a majority voting policy which requires any nominee for director in an uncontested election to tender his or her resignation to the Board of Directors if that nominee receives a greater number of "withhold" votes than "for" votes in any election. The Board of Directors' Governance Committee will consider the resignation offer and recommend to the Board of Directors the action to be taken with respect to the tendered resignation. The Board of Directors will act upon the Governance Committee's recommendation no later than 90 days following certification of the Stockholder vote. A complete copy of our Corporate Governance Guidelines is posted on our website at www.alliednevada.com.

PROXY TABULATION REPORT FOR THE 2013 ANNUAL MEETING

Below is a Proxy Tabulation Report setting forth the votes cast for last year's nominees at the Company's 2013 Annual Meeting:

Director	For	Withheld	Broker Non-Votes
Robert M. Buchan	47,323,097	14,358,987	7,017,081
Scott A. Caldwell(1)	25,691,375	35,990,709	7,017,081
John W. Ivany	55,033,336	6,648,748	7,017,081
Cameron A. Mingay	45,061,780	16,620,304	7,017,081
Terry M. Palmer	55,068,183	6,613,901	7,017,081
Carl A. Pescio	56,656,973	5,025,111	7,017,081
A. Murray Sinclair	32,679,911	29,002,173	7,017,081
Robert G. Wardell	54,775,976	6,906,108	7,017,081

(1)
Mr. Caldwell was not presented for re-election to the Board of Directors following cessation of his employment by Allied Nevada.
Allied Nevada Gold Corp. | PROXY STATEMENT 11

CORPORATE GOVERNANCE

MANDATE OF THE BOARD OF DIRECTORS

Our Board of Directors passed a Mandate of the Board of Directors ("Mandate") formally setting down the purpose and responsibilities of the Board of Directors. Per the Mandate, the Board of Directors is responsible for the oversight and supervision of the management of the Company's business and for acting in the best interests of the Company and Stockholders with the objective of enhancing Stockholder value. The Board of Directors discharges its responsibilities directly and through its Audit, Corporate Governance, Nominating, Health, Safety and Environment, and Technical Committees.

The Board of Directors meets at least quarterly to review business operations, corporate governance, environmental, health and safety compliance, and financial results of the Company. Meetings of the Board of Directors also include regular meetings of the independent members of the Board of Directors without management present. The Board of Directors met either in person or telephonically eleven times during the year ended December 31, 2013, and passed two unanimous written consent resolutions. All directors attended at least 90% of the meetings of the Board of Directors and of the committees of which they were members.

It is our policy to encourage all directors to attend the Annual Meeting. With the exception of Mr. Lang, who was not yet a director, all of our then current directors attended our 2013 Annual Meeting in person.

2013 GOVERNANCE COMMITTEE ACTIVITIES

A core activity of the Corporate Governance Committee ("Governance Committee") of the Board of Directors is to periodically review and assess the adequacy of the Company's corporate governance principles and develop and recommend to the Board of Directors additional or revised principles as appropriate. In 2013, the Governance Committee engaged in a number of initiatives in order to fulfill this mandate pursuant to its Charter.

Board Composition

The Governance Committee initiated the review of the composition of the Board of Directors, which identified the value in appointing an additional director. Ultimately, the Nominating Committee determined that Stephen A. Lang was the best candidate for the director position and Mr. Lang was appointed to the Board of Directors in August 2013.

Technical Committee

The Governance Committee, in consultation with the Board of Directors and management, recommended the creation of a Technical Committee to provide oversight with respect to technical and scientific matters. The Technical Committee was formed in October 2013, Mr. Lang was appointed as the Chair and a mandate was adopted by the Board of Directors.

Director Evaluation

The Governance Committee prepared and delivered a director self-evaluation, the purpose of which was to provide the Board of Directors with information to evaluate the performance of the Board of Directors and to improve the Board of Directors' and committee processes and effectiveness. The Governance Committee then reviewed the results and identified a number of initiatives in response to the items raised in the evaluations, some of which have already been implemented, including those set out below.

Committee Charter Review

The Governance Committee provided the chair of each Board committee with a copy of its committee charter and requested that each chair assess the adequacy of their committee charter and recommend any revisions. No revisions were requested.

Succession Planning

The Governance Committee requested that the Chief Executive Officer engage the senior executive management team in the preparation of a succession plan for the Company, with the view of ensuring that succession and emergency plans are in place for the Chief Executive Officer and executive officer positions. A succession plan was then presented to the Governance Committee and ultimately to the Board of Directors for approval in February 2014. The plan outlines how the Company would mitigate the adverse risk and exposure in case of departure of one or more key employees. This plan will be used as a critical part of the performance evaluations and employee development.

12 Allied Nevada Gold Corp. | PROXY STATEMENT

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES

Independence of Directors

If the nominees for director are elected, the Board of Directors will have a majority of directors who meet the criteria for independence required under applicable laws, rules and regulations and the guidelines established by the Board of Directors. The Board of Directors is responsible for reviewing, on an annual basis, whether directors satisfy this independence requirement. Our Board of Directors has determined that the following directors are "independent" as required by NYSE MKT listing standards and NI 58-101: Messrs. Palmer, Pescio, Ivany, Mingay, Wardell, Lang and Sinclair. Messrs. Buchan and Buffington are not considered independent as they hold executive positions within the Company.

Election of Directors by Stockholders

The directors are elected each year by the Stockholders at the Annual Meeting. The Board of Directors, upon the recommendation of the Nominating Committee, propose a slate of nominees to the Stockholders for election to the Board of Directors at such meeting. Between annual meetings of Stockholders, the Board of Directors may elect directors to serve until the next such meeting. As noted above, upon recommendation by the Nominating Committee, the Board of Directors appointed Randy E. Buffington to the Board of Directors on July 8, 2013 and Stephen A. Lang to the Board of Directors on August 1, 2013. Under the Company's Majority Voting Policy, any director in an uncontested election who receives a greater number of "WITHHELD" votes than "FOR" votes, shall promptly tender his resignation to the Board for consideration in accordance with the procedures described in the Majority Voting Policy.

Board Leadership Structure

Our Board of Directors does not have a standing policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors. Rather, the Board of Directors selects the Chairman of the Board of Directors in the manner and upon the criteria that it deems best for the Company at the time of selection. Currently, the position of Chief Executive Officer and Chairman are separate, with Randy E. Buffington serving as our Chief Executive Officer and Robert M. Buchan serving as our Executive Chairman of the Board of Directors.

The Board of Directors believes such separation is appropriate at this time, as it enhances the accountability of the Chief Executive Officer to the Board of Directors and strengthens the independence of the Board of Directors from management. In addition, separating these roles allows Mr. Buffington to focus his efforts on running our business and managing the day-to-day challenges faced by our Company, while allowing the Board of Directors to benefit from Mr. Buchan's extensive experience in leadership roles at a number of successful public companies and his knowledge and expertise in both the Canadian and U.S. capital markets, as well as his ability to support the other members of the Board of Directors and work with the executive team.

As the Executive Chairman of the Board of Directors, Mr. Buchan is responsible for the leadership, management, development and effective functioning of the Board of Directors and he acts in an advisory capacity to Mr. Buffington in matters concerning the interests of the Company and the Board of Directors, including those related to the Company's capital market relationships, strategic direction and merger and acquisition strategy.

Board's Role in Risk Oversight

The Company's management is charged with the day-to-day management of risks the Company faces, and the Board of Directors and its committees are responsible for oversight of financial and operational risk management. The Board of Directors is responsible for creating and amending a risk-management policy against which management is expected to measure its decisions. Risk-management strategies are implemented through the Company's finance department, led by the Chief Financial Officer. Ongoing communication between the Board of Directors, the committees of the Board of Directors and the management team ensures risk-management is addressed and monitored effectively and in a timely manner. The Board of Directors encourages and challenges management to think beyond financial and analytic models and to take into consideration broader and more varied types of risks, however unlikely they may seem, with the view of mitigating those risks where possible. When necessary, the Board of Directors may engage outside advisors to assist management in effectively identifying and responding to long-term or

Allied Nevada Gold Corp. | PROXY STATEMENT 13

CORPORATE GOVERNANCE

strategic risks which may be better observed from an outside point of view.

Our Board leadership structure promotes effective oversight of the Company's risk management by providing the Chief Executive Officer and other members of senior management with the responsibility to assess and manage the Company's day-to-day risk exposure and providing the Board of Directors with the responsibility to oversee these efforts of management.

Risk Assessment Regarding Compensation Policies and Practices

Allied Nevada recently conducted an assessment of its compensation policies and practices, including executive compensation programs, to evaluate the potential risks associated with these policies and practices. Management reviewed and discussed the findings of the assessment with the Compensation Committee and concluded that the Company's compensation programs are designed with an appropriate balance of risk and reward and do not encourage excessive or unnecessary risk-taking behavior. As a result, Allied Nevada does not believe that risks relating to its compensation policies and practices for its employees are reasonably likely to have a material adverse effect on the Company.

The following is a list of risk-limiting characteristics of the Company's compensation policies and practices:

•
with the exception of special awards for extraordinary effort, share-based awards to each employee are limited to a fixed maximum specified in the incentive plan and executive officers receive a fixed base salary each year;

•
share-based awards are made based on a review of a variety of indicators of performance, thus diversifying the risk associated with any single indicator of performance;

•
as of 2009, share-based awards are no longer made in the form of stock options, which may provide an asymmetrical incentive to take unnecessary or excessive risk to increase Company stock price; and

•
the Compensation Committee approves all management compensation after reviewing executive and corporate performance and competitive benchmarking data.

Service on Other Boards

The Company recognizes that directors benefit from service on boards of other companies, so long as such service does not conflict with the interests of the Company. Except in unusual circumstances approved by the Board of Directors, a director should not serve on the boards of more than five other public companies in addition to the Company's Board of Directors.

Company Loans and Corporate Opportunities

The Company has not made, and will not make, any personal loans or extensions of credit to directors or executive officers. Directors will make business opportunities related to the Company's business available to the Company, if considered corporate opportunities under Delaware law, before pursuing the opportunity for the director's own or another's account.

Director Orientation and Continuing Education

The Governance Committee establishes and oversees director orientation and continuing education programs. Such programs are the responsibility of the Chief Executive Officer and are administered by the Chief Financial Officer of the Company. Director orientation and on-going training includes presentations by senior management to familiarize directors with the Company's strategic plans, significant financial, accounting and risk management issues, compliance programs, Code of Business Conduct and Ethics for Senior Financial Officers, and Code of Business Conduct and Ethics.

All directors are encouraged to avail themselves of educational opportunities as appropriate to enable them to perform their duties as directors. The Company holds at least one Board meeting at its Hycroft Mine in order to facilitate visits to the Company's operating mine at least once every year.

In 2013, all directors visited the Hycroft Mine and were briefed on the Company's operations, as well as given a tour of the operations.

Director Stock Ownership Guidelines

All directors are encouraged to have a significant long-term financial interest in the Company. To encourage alignment of the interests of the directors and our Stockholders, each director is expected to beneficially own, or acquire within three years of becoming a director, shares of common stock of the

14 Allied Nevada Gold Corp. | PROXY STATEMENT

CORPORATE GOVERNANCE

Company or deferred share or phantom units, having a market value of three times the annual cash retainer payable under the Company's director compensation policy. As of December 31, 2013, all directors were in compliance with the stock ownership holding guidelines.

Access to Management and Independent Advisors

Directors have full and free access to officers and employees of the Company. Any meetings or contacts a director wishes to initiate may be arranged through the Chief Executive Officer or the Chief Financial Officer. The directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Company. The Board of Directors and its committees, acting as a group or committee, have the power to hire independent legal, financial or other advisors as each may deem necessary.

Executive Sessions

At each regularly scheduled Board of Directors' meeting, time is set aside for non-management directors to meet in an executive session at which management is excluded. At least once per year, time is allotted for independent directors to meet in an executive session. The Chair of the Governance Committee presides at such sessions.

Annual Performance Evaluation

The Board of Directors is committed to regular assessments of its effectiveness, its committees and individual directors. The Board of Directors conducts an annual self-evaluation to determine whether it, its committees and individual directors are functioning effectively. The Board of Directors has adopted an evaluation that includes self-evaluation, evaluation of other directors, committees and the Board of Directors as a whole. The Governance Committee uses the results of these evaluations to make recommendations to continuously improve the effectiveness of the Board of Directors.

Management Succession

The Governance Committee makes an annual report to the Board of Directors on succession planning, which includes policies and principles for Chief Executive Officer selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer. The entire Board of Directors works with the Governance Committee to evaluate and nominate potential successors to the Chief Executive Officer. As stated previously, as part of the Company's succession planning, the Chief Executive Officer prepares and maintains an active succession plan for his direct reports, which is presented to the Board and the Governance Committee for approval.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company, including its Chief Executive Officer, Chief Financial Officer, and persons performing similar functions. The Code of Business Conduct and Ethics reaffirms the Company's high standards of business conduct. The Code of Business Conduct and Ethics is part of the Company's continuing effort to ensure that it complies with all applicable laws, has an effective program to prevent and detect violations of law, and conducts its business with fairness, honesty and integrity. In the unlikely event of a waiver, any such waivers of this code for directors or officers will be approved by the Audit Committee and such waiver will be promptly disclosed to Stockholders as required by law. There were no such waivers in 2013. The Code of Business Conduct and Ethics is located on our website at www.alliednevada.com.

Code of Conduct and Ethics for Senior Financial Officers

As required by applicable U.S. federal securities laws, all senior financial officers are subject to the Code of Conduct and Ethics for Senior Financial Officers setting forth various restrictions and obligations for our senior financial officers. This code is posted on our website at www.alliednevada.com.

Allied Nevada Gold Corp. | PROXY STATEMENT 15

CORPORATE GOVERNANCE

STRATEGIC PLANNING

The Board of Directors recognizes the importance of long-term strategic planning. In order to develop and investigate strategic opportunities with a view to continuing to grow and strengthen the Company's position going forward, the Board of Directors engages in a series of meetings with a focus on strategic planning.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders who wish to communicate with the Board of Directors may do so by directing correspondence to the Chairman of the Governance Committee, c/o Allied Nevada Gold Corp., 9790 Gateway Drive, Suite 200, Reno, Nevada 89521, who will arrange for forwarding the correspondence as appropriate. Such correspondence should prominently display the fact that it is a Stockholder-director communication. The Board of Directors has requested items unrelated to the duties and responsibilities of the Board, such as junk mail and mass mailings, business solicitations, advertisements and other commercial communications, surveys, questionnaires, resumes or other job inquiries, not be forwarded.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Pursuant to the compensation program for our non-employee directors, each non-employee member of our Board of Directors received the following compensation for Board of Director services, as applicable, for the period beginning on April 1, 2013 through March 31, 2014:

•
$100,000 per year for service as Chairman of the Board;

•
$60,000 per year for service as Audit Committee Chair;

•
$45,000 per year for services as chairman of other committees;

•
$35,000 per year for services as non-chairman directors;

•
$5,000 per year per committee for service as committee member; and
•
An annual award of equity in the form of Deferred Share Units ("DSUs") having an aggregate value equal to $150,000 at the time of grant.

In 2011, the DSU Plan was approved by our Stockholders. In June 2012, the Company adopted the DSU Plan after receiving a favorable tax ruling from a Canadian taxation authority. Each DSU has the same value of one share of Allied Nevada common stock to be issued when a director leaves the Board. Historically, annual awards of $150,000 in value were granted and issued to each eligible director on the date of their election to the Board at the Annual Meeting, which vest over the director's one year service period.

In February 2014, the Board of Directors reduced the 2014 DSU award value to $100,000.

16 Allied Nevada Gold Corp. | PROXY STATEMENT

CORPORATE GOVERNANCE

2013 Compensation of Non-Employee Directors

The table below sets forth information regarding compensation earned by non-employee directors for their service to the Company during the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Robert M. Buchan(3)	100,000	—	100,000
John W. Ivany	65,000	150,000	215,000
Stephen A. Lang	17,916	100,000	117,916
Cameron A. Mingay	50,000	150,000	200,000
Terry M. Palmer	65,000	150,000	215,000
Carl A. Pescio	41,250	150,000	191,250
A. Murray Sinclair	42,917	150,000	192,917
Robert G. Wardell	60,000	150,000	210,000

(1)
Fees earned or paid in cash represent 2013 earnings for annual retainer fees, chairmanships of the Board and its committees, and services as committee members. Robert M. Buchan receives compensation for his service as Chairmain of the Board and is not compensated for services he provides to committees of the Board.

(2)
In 2013, except for Robert M. Buchan and Stephen A. Lang, the Company granted 15,060 DSUs to each non-employee director which had a grant date fair value of $150,000. Robert M. Buchan was not granted any DSUs in 2013 as he was employed as our CEO at the time the annual DSU grants were made. In August 2013, Stephen A. Lang was granted 10,040 DSUs, which represents the directors' annual service award appropriately prorated for the date he was appointed a board member. Amounts shown do not reflect actual compensation realized, but represent the total grant date fair value for awards granted, computed in accordance with Financial Accounting Standards Board Codification Topic 718, excluding estimated forfeitures. For information on how stock awards are valued refer to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013.

(3)
Robert M. Buchan served as the Company's CEO from March 27, 2013 to July 8, 2013, during which time he was compensated as an executive officer employee of the Company. For information on Mr. Buchan's compensation earned during such time refer to the Compensation Discussion and Analysis and Executive Compensation sections of this Proxy Statement.

Outstanding Awards of Non-Employee Directors

The table below sets forth the total number of outstanding Deferred Phantom Units ("DPUs"), Deferred Share Units, ("DSUs"), Options, and Restricted Share Units ("RSUs") for each non-employee director as of December 31, 2013.

Name	DSUs (#)	DPUs (#)	Options(1) (#)	RSUs (#)
Robert M. Buchan	5,300	41,356	300,000	495,116
John W. Ivany	20,360	41,356	100,000	—
Stephen A. Lang	10,040	—	—	—
Cameron A. Mingay	20,360	41,356	—	—
Terry M. Palmer	20,360	41,356	—	—
Carl A. Pescio	20,360	41,356	100,000	—
A. Murray Sinclair	17,268	—	—	—
Robert G. Wardell	20,360	41,356	—	—

(1)
All outstanding options expire in July 2017 and are exerciseable for $4.35.
Allied Nevada Gold Corp. | PROXY STATEMENT 17

CORPORATE GOVERNANCE

BOARD OF DIRECTORS' COMMITTEES

The Board of Directors has the following standing, permanent committees:

AUDIT COMMITTEE

Terry A. Palmer (Chairperson)
Robert G. Wardell
Stephen A. Lang

Meetings in 2013: 4

Allied Nevada's separately-designated, standing Audit Committee was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each member of our Audit Committee is "independent" within the meaning of the NYSE MKT listing standards, as defined in Rule 10A-3(b)(1) under the Exchange Act and in National Instrument 52-110 "Audit Committees" ("NI 52-110").

Additionally, the Board of Directors determined that Mr. Palmer qualifies as Allied Nevada's "Audit Committee Financial Expert" as defined in accordance with Section 407 of the Sarbanes-Oxley Act of 2002 and that each member of the Audit Committee is

"financially literate" in accordance with NI 52-110. The Audit Committee, in accordance with the Audit Committee Charter, assists the Board of Directors in overseeing the Company's:

•
accounting and financial reporting processes;
•
integrity of financial statements;
•
compliance with legal and regulatory requirements;
•
business practices and ethical standards; and
•
appointment of an independent auditor and the compensation, retention and oversight of the work of the independent auditor.

The Audit Committee is also responsible for the review and approval of transactions with related persons. See "Certain Relationships and Related Party Transactions—Procedures for Approval of Transactions with Related Persons."

The written charter of the Audit Committee is available on our website at www.alliednevada.com.

COMPENSATION COMMITTEE

Robert G. Wardell (Chairperson)
John W. Ivany
A. Murray Sinclair

Meetings in 2013: 5

The primary responsibilities of the Compensation Committee are to:

•
Conduct an annual review of all compensation elements for our executive officers and make recommendations to the independent directors who are members of the Board of Directors (for their subsequent ratification) regarding executive compensation, and prepare an annual report on executive compensation containing a discussion and analysis to be included in the annual Compensation Discussion and Analysis ("CD&A") for inclusion in this Proxy Statement and incorporated by reference in the Annual Report on Form 10-K;

•
Oversee the drafting of the CD&A and prepare and sign the related compensation committee report;
•
Annually review and approve performance measures and targets for executive officers participating in the annual cash-based and equity-based awards program and determine achievement of performance goals after the annual measurement period to permit incentive payouts under the plan and vesting of equity-based awards;

•
Annually review and approve any other special performance-based awards;

•
Make recommendations to the Board of Directors regarding compensation of non-employee directors; and

•
Review and approve corporate goals and objectives relevant to the compensation of the chief executive officer and other executive officers to ensure that such compensation goals and objectives are aligned with the Company's objectives and Stockholder interests.
18 Allied Nevada Gold Corp. | PROXY STATEMENT

CORPORATE GOVERNANCE

The Compensation Committee has the authority to retain advisors, counsel and consultants as it deems necessary in order to carry out these functions. In accordance with the terms of the Compensation Committee's Charter, the Company's President and Chief Executive Officer is not present during meetings of the Compensation Committee at which his compensation is discussed. The Compensation Committee has authority to delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, as permitted by the laws and regulations that govern its actions.

In 2013, the Compensation Committee met to review the independence of the compensation consultant, Mercer, Inc. The Compensation Committee considered six competitively neutral independence factors. Mercer, in turn, submitted its independent qualifications and confirmed its independence as part of the annual agreement with the Compensation Committee. As a result, Mercer's engagement was determined to be independent.

Compensation Committee Interlocks and Insider Participation

No member of Allied Nevada's Compensation Committee was, during the year ended December 31, 2013, or currently is, an officer or employee of Allied Nevada or any of its subsidiaries or affiliates. No executive officer of Allied Nevada was during 2013, or currently is, a director or a member of the Compensation Committee of another entity having an executive officer who is a director or a member of our Compensation Committee.

Each member of our Compensation Committee is "independent" within the listing standards of the NYSE MKT and Canadian standards pursuant to Canadian National Instrument 58-101, "Corporate Governance" ("NI 58-101").

The written charter of the Compensation Committee is available on our website at www.alliednevada.com.

NOMINATING COMMITTEE

John W. Ivany (Chairperson)
Robert G. Wardell
Terry M. Palmer

Meetings in 2013: 3

Each member of the Nominating Committee is "independent" within the meaning of the NYSE MKT listing standards and NI 58-101. The Nominating Committee identifies criteria for service as a director, reviews candidates and recommends appropriate candidates for positions on the Board of Directors.

The Committee met on January 28, 2014 and conducted its meeting to recommend its slate of directors for election at the Company's 2014 Annual Meeting.

Director Nomination Process

The Nominating Committee will consider director candidates who are suggested by directors, management, Stockholders, and search firms hired by the Company to identify and evaluate qualified candidates. With respect to nominees for director proposed by Stockholders, the Nominating Committee will consider such nominees if such proposals are submitted in accordance with the procedures set forth below in "Stockholder Proposals." The Nominating Committee evaluates all director candidates in the same manner, regardless of whether such candidate was suggested by directors, management, Stockholders or a search firm.

From time to time, the Nominating Committee may recommend highly qualified candidates who it believes will enhance the strength, independence and effectiveness of Allied Nevada's Board of Directors. The Nominating Committee seeks to achieve a Board of Directors that represents a diverse mix of skills, experience, diversity, perspectives, talents and backgrounds necessary to oversee the Company's business. For information concerning the board membership criteria that the Nominating Committee and Board of Directors consider important and the process by which the Nominating Committee evaluates director candidates, see the section entitled "Proposal One: Election of Directors."

Additional information about the Nominating Committee's role can be found in the Nominating Committee Charter on our website at www.alliednevada.com.

Allied Nevada Gold Corp. | PROXY STATEMENT 19

CORPORATE GOVERNANCE

TECHNICAL COMMITTEE

Stephen A. Lang (Chairperson)
Robert M. Buchan
Randy E. Buffington
Carl Pescio

Meetings in 2013: 2

The Technical Committee has the following responsibilities:

•
Regularly review with management the key technical and operational issues and initiatives in connection with the development, construction and operational activities of the Company's Hycroft Mine;

•
Annually review and recommend to the Board the goals and objectives that the Chief Executive Officer is expected to attain in advancing the Company's mineral properties, assess the Chief Executive Officer's performance in light of these goals and objectives and make recommendations to the Board;

•
Review recommendations of the Chief Executive Officer with respect to the acquisition or disposal of mineral properties;
•
Review the technical information included in the Annual Report on Form 10-K, in accordance with applicable rules and regulations; and

•
Provide an independent technology resource to members of the Board, as required from time to time, by verbal or written reports, and by meetings with the Board, if necessary.

Members of the Technical Committee are appointed and removed by the Board of Directors. Meetings of the Technical Committee are held at least quarterly and as required. The chair of the Technical Committee reports regularly to the Board of Directors on the business of the Technical Committee. The Technical Committee may, in appropriate circumstances, engage external advisors and set and pay their compensation.

The Technical Committee annually reviews its mandate and reports to the Board on its adequacy. The Corporate Governance Committee annually supervises the performance and assessment of the Technical Committee and its members.

Nothing contained in the Technical Committee's mandate is intended to expand applicable standards of conduct under statutory or regulatory requirements for the directors of the Company or the members of the Technical Committee.

HEALTH, SAFETY AND ENVIRONMENT COMMITTEE

John W. Ivany (Chairperson)
Cameron A. Mingay
Carl Pescio

Meetings in 2013: 3

The Health, Safety and Environment Committee (the "HSE Committee") has a general mandate to oversee the development and implementation of policies and best practices of Allied Nevada relating to health, safety and environmental issues in order to ensure compliance with applicable laws and the safety of our employees. On a regular and on-going basis, the HSE Committee monitors the effectiveness of Allied Nevada's environmental policies, assists management with implementing and maintaining appropriate health and safety programs, and obtains periodic reports on such programs.

The HSE Committee meets on an as-needed basis and, formally, no less than two times per year. Moreover, at all meetings of the Board of Directors, the Board always discusses the Company's health, safety and environmental performance.

The HSE Committee routinely reports its activities and findings to the entire Board of Directors. Allied Nevada's entire Board of Directors, which includes all members of the HSE Committee, meets at Allied Nevada's operating mine site, Hycroft, at least once annually, to review, analyze, and discuss the Company's health, safety and environmental programs.

For additional information about our HSE Committee, the written Charter is available on our website at www.alliednevada.com.

20 Allied Nevada Gold Corp. | PROXY STATEMENT

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE COMMITTEE

Cameron A. Mingay (Chairperson)
Robert G. Wardell
John W. Ivany

Meetings in 2013: 4

The Corporate Governance Committee is responsible for recommending appropriate governance practices to Allied Nevada in light of corporate governance guidelines set forth by the U.S. and Canadian securities regulatory authorities, the NYSE MKT, the Toronto Stock Exchange and other industry practices.

The Corporate Governance Committee is composed entirely of directors who are "independent" within the meaning of the NYSE MKT listing standards and NI 58-101.

Additional information about the Governance Committee's role can be found in the Governance Committee Charter on our website at www.alliednevada.com under the Corporate Responsibility section.

Allied Nevada Gold Corp. | PROXY STATEMENT 21

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company's audited financial statements for the year ended December 31, 2013.

The Company's management has primary responsibility for the Company's internal controls and preparing our consolidated financial statements. Our independent registered public accounting firm, EKS&H, is responsible for performing an independent audit of the Company's consolidated financial statements and of its internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (the "PCAOB"). The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal controls and audit functions.

The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has also discussed with EKS&H the matters required to be discussed by the PCAOB's statement on Auditing Standards No. 61, as amended. The Audit Committee has received the written disclosures and the letter from EKS&H required by applicable requirements of the PCAOB regarding EKS&H's communications with the Audit Committee concerning independence, and has discussed with EKS&H its independence from the Company. The Audit Committee has also reviewed and discussed the Company's compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Based upon the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

AUDIT COMMITTEE
Terry M. Palmer, Chairman
Robert G. Wardell
Stephen A. Lang

22 Allied Nevada Gold Corp. | PROXY STATEMENT

AUDIT COMMITTEE REPORT

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In accordance with our Policy on Related Party Transactions, the Corporate Governance and Audit Committees approved the following related party transactions:

Provision of Legal Services

Cameron A. Mingay, an Allied Nevada director appointed in March 2007, is a partner at Cassels Brock & Blackwell LLP ("Cassels Brock") of Toronto, Ontario, Canada, which, since June 2007, has served as outside counsel to Allied Nevada in connection with Canadian securities law matters. Allied Nevada paid Cassels Brock an aggregate of $0.5 million for legal services during the year ended December 31, 2013. Mr. Mingay is considered independent under the rules of NYSE MKT as the billings to Allied Nevada in proportion to the total consolidated gross revenues of Cassels Brock were less than 5%.

Air Travel and Office Rental Reimbursement

From time to time, the Company uses a private aircraft owned by Angus Aviation LP ("Angus"), which is controlled by Robert Buchan, the Chairman of the Board of Directors. The Company pays Angus based on an hourly rate and certain additional charges including landing fees. The Company incurred travel expenses of approximately CDN $0.4 million in 2013.

The Company maintains an office in Toronto, Ontario which is primarily utilized by Mr. Buchan. Rental expense of CDN $18,000 per month is paid by Mr. Buchan on a month-to-month basis. The Company reimbursed Mr. Buchan CDN $0.2 million in 2013.

Procedures for Approval of Transactions with Related Parties

The Company's written policy for the review of transactions with related persons requires review,

approval or ratification of all transactions in which Allied Nevada is a participant and in which an Allied Nevada director, executive officer, a significant Stockholder or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy. As set forth in the policy, the pre-approved transactions include employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Company's Proxy Statement pursuant to U.S. Securities and Exchange Commission ("SEC") compensation disclosure requirements), as well as transactions in the ordinary course of business where the aggregate amount involved is expected to be less than $5,000. All related party transactions are reviewed by the Audit Committee of the Board of Directors. Transactions deemed to be pre-approved are not required to be separately presented to the Audit Committee for formal approval; however, those transactions must be submitted to the Audit Committee for review at its next following meeting.

Following its review, the Audit Committee will determine whether these transactions are in the best interests of Allied Nevada and our Stockholders, taking into consideration whether the transactions are on terms no less favorable to Allied Nevada than those available with other parties and the related person's interest in the transaction. If a related party transaction is to be ongoing, the Audit Committee may establish guidelines for the Company's management to follow in its ongoing dealings with the related person.

Allied Nevada Gold Corp. | PROXY STATEMENT 23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of the Company's common stock by each person known by us to be the beneficial owner of 5% or more of the Company's outstanding common stock. The percentage of beneficial ownership is based on 104,043,169 shares of the Company's common stock outstanding as of

March 5, 2014. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to our knowledge, each beneficial owner named in the table has sole voting and investment power with respect to the shares listed. The information provided in this table is based on information filed with the SEC.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Outstanding Common Shares
The Bank of New York Mellon Corporation(2)	10,831,595	10.4%
Wellington Management Company, LLP(3)	7,707,116	7.4%
State Street Corporation(4)	7,184,038	6.9%
BlackRock, Inc.(5)	7,176,705	6.9%
Van Eck Associates Corporation(6)	5,823,070	5.6%
The Vanguard Group(7)	5,650,279	5.4%
Guggenheim Capital, LLC(8)	5,198,301	5.0%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable ownership total for each person includes any securities to which such person has the right to acquire beneficial ownership within 60 days of March 5, 2014, including those securities held by such person exercisable for or convertible into common stock within 60 days after March 5, 2014.

(2)
The Bank of New York Mellon Corporation has sole voting power over 10,136,192 shares, sole dispositive power over 9,455,336 shares and shared dispositive power over 1,374,640 shares. The address of The Bank of New York Mellon Corporation is One Wall Street, 31st Floor, New York, New York 10286. This information is based on the Schedule 13G/A filed with the SEC by The Bank of New York Mellon Corporation on January 28, 2014.

(3)
Wellington Management Company, LLP has shared voting power over 6,321,613 shares and shared dispositive power over 7,707,116 shares. The address of Wellington Management Company, LLP is 280 Congress Street, Boston, Massachusetts 02210. This information is based on the Schedule 13G/A filed by Wellington Management Company, LLP on February 14, 2014.

(4)
State Street Corporation has shared voting and dispositive power over 7,184,038 shares. The address of State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. This information is based on the Schedule 13G filed with the SEC by State Street Corporation on February 3, 2014.

(5)
The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022. This information is based on the Schedule 13G filed with the SEC by BlackRock, Inc. on January 28, 2014.

(6)
The address of Van Eck Associates Corporation is 335 Madison Avenue, 19th Floor, New York, New York 10017. This information is based on the Schedule 13G/A filed with the SEC by Van Eck Associates Corporation on February 12, 2014.

(7)
The Vanguard Group has sole voting power of 150,333 shares, sole dispositive power over 5,504,046 shares and shared dispositive power over 146,233 shares. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. This information is based on the Schedule 13G/A filed with the SEC by The Vanguard Group on February 10, 2014.

(8)
Guggenheim Capital, LLC has shared voting and dispositive power over 5,198,301 shares. The address of Guggenheim Capital, LLC is 227 West Monroe Street, Chicago, Illinois 60606. This information is based on the Schedule 13G/A filed with the SEC by Guggenheim Capital, LLC on February 13, 2014.
24 Allied Nevada Gold Corp. | PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding beneficial ownership of Allied Nevada common stock as of March 5, 2014 by (i) each of the Company's NEOs, directors and nominees, individually, and (ii) the Company's NEOs and directors, as a group. The percentage of beneficial ownership is based on 104,043,169 shares of common stock outstanding as of March 5, 2014. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each Stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such Stockholder's name. The information provided in this table is based on our records and information filed with the SEC, unless otherwise noted. The business address of each person set forth in the table below is 9790 Gateway Drive, Suite 200, Reno, Nevada 89521.

Name	Number of Shares Beneficially Owned(1)		Percentage of Outstanding Common Shares
Carl A. Pescio	4,615,516	(2)	4.4%
Director
Robert M. Buchan	2,826,572	(3)	2.7%
Executive Chairman of the Board of Directors
John W. Ivany	171,716	(4)	*
Director
Cameron A. Mingay	61,716		*
Director
Randy E. Buffington	61,074		*
President and Chief Executive Officer and Director
Terry M. Palmer	61,716		*
Director
Robert G. Wardell	61,716		*
Director
Stephen M. Jones	58,142		*
Executive Vice President and Chief Financial Officer
Stephen A. Lang	20,040		*
Director
A. Murray Sinclair	17,268		*
Director

All executive officers and directors as a group	7,955,476		7.7

*
Represents less than 1% of the outstanding shares of common stock.

(1)
In accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable ownership total for each person is based on the number of shares of common stock held by such person as of March 5, 2014, plus any securities to which such person has the right to acquire beneficial ownership within 60 days after March 5, 2014, including those securities held by such person exercisable for or convertible into shares of common stock within 60 days after March 5, 2014. Unless otherwise noted, each of the persons is the record owner of the common stock beneficially held by such person.

(2)
Shares are beneficially owned by Carl Pescio and his wife, Janet Pescio, and includes 100,000 shares underlying options that are exercisable within 60 days of March 5, 2014

(3)
Includes 300,000 shares underlying options that are exercisable within 60 days of March 5, 2014.

(4)
Includes 100,000 shares underlying options that are exercisable within 60 days of March 5, 2014.
Allied Nevada Gold Corp. | PROXY STATEMENT 25

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires named executive officers, directors, and persons who beneficially own more than ten percent of a registered class of equity securities to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of these reports. Based solely on a review of the reports received by the SEC, furnished to the Company, or written representations from reporting persons that all reportable transactions were reported, the Company believes that, during the year ended December 31, 2013, the Company's officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a), except that fourteen reports were filed late. Mr. Buffington filed one late report on Form 3 and two late reports on Form 4, with each late report on Form 4 consisting of one transaction relating to an award of RSUs. Mr. Jones filed two late reports on Form 4, with each report consisting of one transaction relating to an award of RSUs. Messrs. Caldwell and Flint, as well as Gary Banbury, each filed one late report on Form 4, with each report consisting of one transaction relating to an award of RSUs. Messrs. Ivany, Mingay, Palmer, Pescio, Sinclair and Wardell each filed one late report on Form 4, with each report consisting of one transaction relating to an award of DSUs.

26 Allied Nevada Gold Corp. | PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

In preparing this Compensation Discussion and Analysis ("CD&A"), our goal is to:

(1)   increase your understanding of our executive compensation program;

(2)   illustrate how our compensation philosophies are inextricably tied to our strategic objectives; and

(3)   reinforce our commitment to provide you with clear, relevant information.

This CD&A discusses and analyzes our fiscal 2013 compensation decisions for the named executive officers ("NEOs" or "named executive officers") identified in the table below.

As can be seen from the table below, 2013 was a year of transition for the Company's most senior position of President and Chief Executive Officer. Specifically, on March 27, 2013, the Company's Executive Chairman, Robert M. Buchan, assumed the position of Interim President and CEO after the removal of the Company's former President and Chief Executive Officer, Scott A. Caldwell.

Upon assuming the role of Interim President and Chief Executive Officer on March 27, 2013, Mr. Buchan elected to forego cash compensation during his tenure and, instead, be compensated through an award of restricted share units as discussed in more detail below. Accordingly, the table below indicates Mr. Buchan did not receive a base cash salary during his tenure as Interim President and Chief Executive Officer. Mr. Buchan served until July 8, 2013, at which time the Company's Executive Vice President and Chief Operating Officer, Randy E. Buffington, was promoted to President and Chief Executive Officer.

Based on the foregoing, Messrs. Caldwell, Buchan, and Buffington are discussed throughout this CD&A as all three served as the Company's President and Chief Executive Officer at various times during 2013. The only additional named executive officer for 2013 is Stephen M. Jones, who serves as our Executive Vice President and Chief Financial Officer.

NAMED EXECUTIVE OFFICER	TITLE	DATES OF SERVICE
Randy E. Buffington	President and Chief Executive Officer	07/08/2013 to present(1)
Robert M. Buchan	Interim President and Chief Executive Officer	03/27/2013 - 07/07/2013
Scott A. Caldwell(2)	Former President and Chief Executive Officer	04/16/2007 - 03/27/2013
Stephen M. Jones	Executive Vice President and Chief Financial Officer	03/06/2012 to present

(1)
Mr. Buffington served as Executive Vice President and Chief Operating Officer from February 4, 2013 to July 7, 2013, and was appointed to President and Chief Executive Officer on July 8, 2013.

(2)
Mr. Caldwell was removed from his position by the Board of Directors on March 27, 2013, and Mr. Buchan was appointed as our Interim President and Chief Executive Officer.
Allied Nevada Gold Corp. | PROXY STATEMENT 27

COMPENSATION DISCUSSION AND ANALYSIS

KEY COMPONENTS OF THE COMPANY'S EXECUTIVE COMPENSATION PROGRAM

The key components of the Company's overall compensation program for our named executive officers are:

COMPONENT	SHORT OR LONG TERM	AT RISK OR NOT	SUMMARY
Base Pay	Short Term	Not at Risk	Fixed pay that is not subject to financial performance risk. The level of base compensation is determined by both peer analysis as well as incumbent credentials.
Annual Cash Incentive Program	Short term	At Risk	Annual cash award that is based on corporate performance, as adjusted, at the sole discretion of the Compensation Committee, and on an individual's performance. Corporate performance metrics are defined by management in January and ratified by the Board of Directors in February of each year. The Annual Cash Incentive Program is capped as to maximum payout at 150% of target level (beginning in 2014, having been capped at 100% prior thereto) and may be reduced to zero on the downside.
Performance Share Units and Restricted Share Units	Long Term	At Risk	The Company uses a combination of Restricted Share Units and Performance Share Units. Performance Share Units are capped at target and can be reduced to zero on the downside.

COMPENSATION OBJECTIVES

The above components of our named executive officer compensation are designed to achieve three objectives:

•
attract and retain key talent;

•
motivate achievement of short and long-term operational goals and increase total stockholder return by linking executive pay to Company performance; and

•
align the interests of our NEOs with the interests of Stockholders.

Our total compensation package achieves the first objective of attracting and retaining key talent in a highly competitive mining environment by compensating executives at or above market mid-point levels.

The second objective is achieved by requiring a tie between our executives' pay and the Company's performance. The Compensation Committee believes a mix of cash and equity incentives is appropriate, as cash incentives reward executives for performance and near-term results, while equity incentives motivate executives to increase Stockholder value in the long term.

Finally, our compensation package achieves the third objective of aligning our named executive officers' and the Company's Stockholders' interests by linking (1) payment of executive officer annual cash incentive awards and (2) vesting of performance share units, to the actual, measurable performance of the Company, which includes a Total Stockholder Return ("TSR") metric.

As a result of our pay-for-performance philosophy, 67% of Mr. Buffington's total direct compensation for fiscal 2013 was performance-based, while 66% of Mr. Jones' total direct compensation was performance-based. (The foregoing percentages exclude the special retention-based award discussed on page 38.)

28 Allied Nevada Gold Corp. | PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

HOW EXECUTIVE COMPENSATION IS DETERMINED: THE ROLE OF THE COMPENSATION COMMITTEE, MANAGEMENT, CONSULTANTS, STOCKHOLDERS AND PEERS

Compensation Committee.    Pursuant to its Charter, the Compensation Committee is responsible for, among other things: (1) reviewing and approving corporate goals and objectives relevant to executive compensation; (2) reviewing and evaluating the performance of our named executive officers in light of the Company's goals and objectives and Stockholder interests; and (3) after such review, approving the annual named executive officer compensation plan.

Except as otherwise specifically noted in this CD&A, executive compensation decisions made by the Compensation Committee are inherently subjective and the result of the Compensation Committee's business judgment, which is informed by the experiences of the members of the Compensation Committee, as well as input and peer group data provided by Mercer.

In making its decisions regarding base salary, target and maximum bonus, and equity award grants for our named executive officers, the Compensation Committee generally considers the scope of the executive's responsibility at Allied Nevada, the relative internal value to Allied Nevada of the position, the executive's experience, past performance, expected future contributions to Allied Nevada, the need to attract or retain the particular executive, and peer group data provided by Mercer.

In turn, the Compensation Committee submits its named executive officer compensation determinations to the Board of Directors for ratification. Our Chief Executive Officer is not present for the deliberations or voting in respect of his compensation. Directors who are not independent do not participate in the ratification process.

Management.    During the first quarter of each year management provides an executive summary to the

Compensation Committee outlining our then-current compensation philosophies and programs, as well as historical data relating to base pay, cash incentive awards and equity awards paid to our named executive officers.

Stockholder Advisory Say-On-Pay.    At our 2013 Annual Meeting, we held a "say-on-pay" vote on our executive compensation program. Stockholders overwhelmingly approved our executive compensation, with 91.6% of votes cast "for" the proposal. Thereafter, the Compensation Committee considered the results of the Stockholder "say on pay" vote in finalizing the Company's 2013 compensation and, because an overwhelming majority of Stockholders approved the 2012 compensation program, the Committee continued to apply the same principles in determining the amounts and types of executive compensation in 2013.

Compensation Consultant.    For purposes of determining named executive officer compensation levels for 2013, Mercer was engaged by the Compensation Committee to complete a review of our current executive officer compensation and provide a report on peer group data as to compensation levels. Mercer's review of our 2013 executive compensation program included benchmarking the base salary, annual cash incentive potential, total cash (base salary plus cash incentive potential) and long-term equity-based incentives of the three Chief Executive Officers who served in 2013, as well as our Chief Financial Officer. Invoicing, scope of work and reporting are overseen by Robert G. Wardell, Chairman of the Compensation Committee exclusively. Mercer did not provide services to the Company outside of those requested by the Compensation Committee for purposes of evaluating executive compensation. Total fees paid to Mercer in 2013 were $101,040.

Allied Nevada Gold Corp. | PROXY STATEMENT 29

COMPENSATION DISCUSSION AND ANALYSIS

Peer Group Analysis.    As noted above, as part of its evaluation of compensation levels for 2013, the Compensation Committee retained Mercer to, among other things, confirm the appropriate mining company peer group. The Company's 2013 peer group consisted of precious metals mining companies with market values between approximately $566 million and $6.5 billion, sales of less than $2.1 billion and assets of between approximately $907 million and $12.0 billion, as more fully described below:

Company	Annual Revenue (Millions) ($)	Market Capitalization (Millions) ($)	Annualized Total Stockholder Return ("TSR") (1 year) (%)	Annualized Total Stockholder Return (3 year) (%)
Yamana Gold	2,052	6,490	-45%	-9%
Agnico Eagle Mines	1,651	4,575	-45%	-27%
IAM Gold	1,368	1,254	-68%	-40%
Stillwater Mining	1,001	1,472	-3%	-17%
Pan American Silver	880	1,772	-31%	-32%
Centerra Gold	857	1,021	-52%	-38%
New Gold	832	2,634	-50%	-17%
Coeur d'Alene Mines	783	1,091	-56%	-26%
Osisko Mining	681	2,061	-41%	-31%
Hecla Mining	350	1,055	-47%	-35%
Alamos Gold	335	1,549	-25%	-11%
AuRico Gold	240	904	-51%	-21%
Detour Gold	34	566	-84%	-48%
Allied Nevada Gold	268	369	-88%	-49%
75th percentile	1,001	2,061	-41%	-17%
50th percentile	832	1,472	-47%	-27%
25th percentile	350	1,055	-52%	-35%

Source: Standard & Poor's Research Insight; data as of December 31, 2013

The only change to the above peer group for 2014 is the elimination of Aurizon Mines, as a result of its 2013 acquisition by Hecla Mining.

2013 COMPANY PERFORMANCE

In 2013, when evaluating the Company's performance against the goals set for determining compensation, the Company's performance was mixed. We met or exceeded some of our goals for 2013, but did not meet, or only partially met, some of our other goals. Our successes for the year included:

•
Record gold and silver ounce sales, up 59% and 23%, respectively, from the previous year;

•
Successfully raised $141.2 million of new leases to finance a portion of the expansion projects;
•
Received $150.5 million in gross proceeds from a public equity offering;

•
Adjusted cash costs per ounce (before write-down) of $802 was at the lower end of our guidance range;

•
Lowered mining costs during the year by approximately $0.45 per ton;

•
Increased square footage under leach by 72%;
30 Allied Nevada Gold Corp. | PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

•
Increased Merrill-Crowe processing capacity with completion of the new 21,500 gallons per minute (gpm) plant along with the existing 5,000 gpm plant, which we expect will allow us to eliminate carbon columns in 2014;

•
Amended revolving credit agreement to remove covenants restricting us from using the facility and providing us with $40 million in available borrowing capacity; and

•
Advanced the onsite oxidation process testing through two phases with positive results leading to the decision to move forward with a pilot plant study.

Disappointments included:

•
Our total tons mined of 82,041,319 fell short of our goal to mine between 89,500,000 and 94,120,000 tons;

•
Our production (as measured in gold ounces sold) of 181,941 ounces, fell short of our initial goal to produce between 237,500 and 257,011 ounces;

•
Our adjusted cash cost per ounce (before write down) of $802 fell short of our internal goal to keep costs between $582 and $620 per ounce; and

•
Our TSR of -88% fell short of our goal to achieve TSR of greater than the 50% percentile of our peers.

2013 COMPENSATION DECISIONS

2013 Base Salary

Our named executive officers' base salaries are reviewed annually in conjunction with the peer data supplied by Mercer. Performance evaluations are also conducted and include an analysis of performance against predetermined individual goals for the year. In addition, executive officer base salaries are examined for equity within an internal peer group. Finally, the overall accomplishments of the Company are reviewed to determine team contributions.

President and Chief Executive Officer

With regard to our named executive officer salaries for 2013, as noted above, Messrs. Caldwell, Buchan and Buffington each served as President and Chief Executive Officer at various times throughout 2013, while Mr. Jones served as our Chief Financial Officer.

Mr. Caldwell was removed from his position of President and Chief Executive Officer on March 27, 2013 and received a severance payment pursuant to the terms of the "Separation and Settlement Agreement" dated May 27, 2013. Mr. Caldwell did not receive any payments under the "Separation and Settlement Agreement" that were in excess of those set forth in his Employment Agreement (and upon which the severance payments were based). Further, Mr. Caldwell was subject to the same vesting performance criteria as all other executive officers relative to all performance share units ("PSUs") that vest pursuant to the

"Separation and Settlement Agreement". As a result, and as discussed in the section below entitled "2013 Pay for Performance Results", Mr. Caldwell forfeited 45,668 PSUs in 2013.

As noted, Mr. Buchan replaced Mr. Caldwell as President and Chief Executive Officer on March 27, 2013, and elected to forego a cash base salary upon his appointment. Rather, as discussed in more detail on the Summary Compensation Table on page 45, Mr. Buchan received RSUs as compensation for his tenure as President and Chief Executive Officer.

On July 8, 2013, our then Executive Vice President and Chief Operating Officer, Randy E. Buffington, was promoted to President and Chief Executive Officer. At the time of his promotion, Mr. Buffington's base salary was $410,000. Upon his promotion, the Compensation Committee retained Mercer to prepare an analysis of Mr. Buffington's total compensation. Based on Mercer's recommendation, as well as Mr. Buffington's excellent performance during his tenure as Chief Operating Officer and the additional responsibilities of his new role, the Compensation Committee recommended and the Board of Directors ratified an increase in Mr. Buffington's base salary to $500,000.

Executive Vice President and Chief Financial Officer

With regard to Mr. Jones, our Executive Vice President and Chief Financial Officer, his base salary was

Allied Nevada Gold Corp. | PROXY STATEMENT 31

COMPENSATION DISCUSSION AND ANALYSIS

increased from $350,000 to $385,000 based on exemplary service to the Company throughout 2013.

Named Executive Officer	2013 Base Salary ($)	2012 Base Salary (S)	Increase in Base Salary (%)
Robert M. Buchan	—	—	—
Randy E. Buffington	500,000	—	—
Scott A. Caldwell	660,000	600,000	10
Stephen M. Jones	385,000	350,000	10

2013 Total Cash Compensation (Salary and Annual Cash Incentive)

When setting 2013 short-term cash compensation (consisting of base salary and annual cash incentive awards) for the Chief Executive and Chief Financial Officers, we generally targeted the mid-point or better of the peer group data as the benchmark, adjusted for tenure, qualifications and leadership qualities. The mid-point or better was determined to be the appropriate target to attract top talent from a limited talent pool. In addition, by providing our named executive officers with the ability to earn at or above-average compensation, we are in a better position to retain the quality of senior executives necessary to successfully lead the Company.

With respect to the distribution of total short-term compensation between base salary and cash incentive components, the Compensation Committee targeted the following distribution for Messrs. Buffington and Jones, which is generally consistent with the prior year distribution:

Named Executive Officer	Base salary as a Percent of Total Short Term Compensation (%)	Short Term Cash Incentives as a Percent of Total Short Term Compensation (%)	Total (%)
Robert M. Buchan(1)	—	—	—
Randy E. Buffington	57	43	100
Scott A. Caldwell(2)	—	—	—
Stephen M. Jones	67	33	100

(1)
Robert M. Buchan did not receive cash compensation in 2013. For additional detail please refer to the Summary Compensation Table on page 45.

(2)
Scott A. Caldwell was compensated under a "Separation and Severance Agreement". For additional detail refer to the "2013 Base Salary" section on page 31.

2013 Annual Cash Incentive Criteria and Payout

The 2013 annual cash incentive awards for our executive officers were contingent upon the attainment of corporate goals, which were developed by management and approved by the Board of Directors in February 2013. The Compensation Committee also retained discretion to consider other factors, such as an individual's performance and their respective influence over the various performance categories. Payouts under the plan were capped at target (i.e., the executive officer could not earn more than this amount), while the minimum payout was set at zero.

After year-end, the Compensation Committee determined to what extent corporate goals were satisfied, with partial satisfaction warranting partial payout of the cash incentive awards. The 2013 Annual Cash Incentive payout was based on the Company's performance of the following:

•
total tons mined;

•
mining cost per ton;

•
production as measured in ounces gold sold;

•
adjusted cash cost per gold ounce sold;

•
health and safety;

•
environmental; and

•
individual goals.

After evaluation, the Compensation Committee determined a payout of 38% of target was appropriate, which resulted in annual cash incentive payments of $130,397 to Mr. Buffington and $73,150 to Mr. Jones. As indicated in the table below, the 38% is comprised of:

•
8% based on the Company achieving mining costs per ton of $1.86 (against a target of $1.72 per ton);

•
5% awarded for the health and safety metric (i.e., sustaining one loss time accident against a target of zero loss time accidents);

•
5% based on the Company's excellent environmental compliance record, with only one reportable incident for the year (against a metric of two or less reportable incidents); and

•
20% for attainment of individual goals.
32 Allied Nevada Gold Corp. | PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The following table sets forth our 2013 performance goals versus actual results:

CRITERIA	WEIGHTING AND MEASUREMENT		ACTUAL
Total Tons Mined at Hycroft Mine	15%	94,120,000	82,041,319 = 0%
	10%	91,500,000
	5%	89,500,000
Mining cost per ton	15%	$1.72 per ton	$1.86 = 8%
	10%	$1.82 per ton
	5%	$1.92 per ton
Production as measured in	15%	257,911 ounces sold	181,941 = 0%
ounces gold sold	10%	247,500 ounces sold
	5%	237,500 ounces sold
Adjusted Cash Cost per gold	15%	$582 per ounce	$802 = 0%
ounce sold(1)	10%	$600 per ounce
	5%	$620 per ounce
Individuals Goals	20%	Completion of goals	Discretionary = 20%
	10%	Completion of 80%(+) of goals
Health and Safety	10%	0 lost time accidents	1 LTA = 5%
	5%	0 to 2 lost time accidents
Environmental	10%	0 reportable environmental incidents resulting in orders/fines	1 Reportable = 5%
	5%	1 to 2 reportable environmental incidents resulting in orders/fines

(1)
The term "adjusted cash costs per ounce" is a non-GAAP financial measure. Non-GAAP financial measures do not have any standardized meaning prescribed by GAAP and, therefore, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. See the section on "Non-GAAP Financial Measures" in our Annual Report on Form 10-K for the year ended December 31, 2013 for additional information.
Allied Nevada Gold Corp. | PROXY STATEMENT 33

COMPENSATION DISCUSSION AND ANALYSIS

2013 LONG-TERM EQUITY-BASED AWARDS

The Compensation Committee granted long-term equity-based awards to our named executive officers in the form of performance share units ("PSUs") and restricted share units ("RSUs"). The Compensation Committee chose to award PSUs and RSUs rather than stock options because it believes the value of PSUs and RSUs are more direct and visible than stock options. Additionally, PSUs and RSUs generally require the use of fewer shares than stock options to deliver comparable value to executives. For 2013 the long-term equity award consisted of 50% PSUs and 50% RSUs. The Compensation Committee set the 2013 long term equity-based awards for our named executive officers as a designated percentage of their salaries, as set forth in the following table:

Named Executive Officer	Grant Date Fair Value as a Percentage of Base salary (%)(1)	Grant Date Fair Value of PSUs ($)(1)	Resulting Number of PSUs (#)(1)	Grant Date Fair Value of RSUs ($)(1)	Resulting Number of RSUs (#)(1)
Robert M. Buchan(2)
Randy E. Buffington	215%	440,750	21,221	440,750	21,221
Scott A. Caldwell	350%	1,155,000	55,609	1,155,000	55,609
Stephen M. Jones	215%	413,875	19,927	413,875	19,927

(1)
During 2013, the annual long-term equity awards granted to our NEOs were allocated as 50% performance based awards and 50% time based awards.

(2)
Robert M. Buchan did not receive an annual long-term equity award as he was Chairman of the Board of Directors at the time the annual long-term equity award grants were made.

Performance-Based Conditions for 2013 PSUs

The 2013 PSUs awarded to our named executive officers vest in three equal installments over three years, provided that performance-based vesting criteria applicable to each such year are satisfied. The performance-based criteria applicable to the vesting of the first one-third tranche of the 2013 PSUs, as well as the second one-third tranche of 2012 PSUs and third one-third tranche of 2011 PSUs are set forth in the table below.

CRITERIA	WEIGHTING AND MEASUREMENT		NOTES
Total Stockholder Return(1)	30%	TSR 50th percentile of peers	Performance between the
	20%	TSR 35th percentile of peers	parameters will be straight-line
	10%	TSR 25th percentile of peers	proration
Sales of Gold Ounces	30%	257,911 ounces sold	Performance between the targets
	20%	247,500 ounces sold	will be interpolated
	10%	237,500 ounces sold
Adjusted cash costs per ounce of	30%	$582 per ounce	Performance between the targets
gold sold(2)	20%	$600 per ounce	will be interpolated
	10%	$620 per ounce
Board Discretion	0% to 10%

(1)
Total Stockholder Return = (Stock Price(end of period) - Stock Price(start of period) + Dividends Paid and Reinvested) ÷ Stock Price(start of the period).

(2)
The term "adjusted cash costs per ounce" is a non-GAAP financial measure. Non-GAAP financial measures do not have any standardized meaning prescribed by GAAP and, therefore, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. See the section on "Non-GAAP Financial Measures" in our Annual Report on Form 10-K for the year ended December 31, 2013 for additional information.
34 Allied Nevada Gold Corp. | PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The foregoing performance measures were selected for the following reasons:

•
TSR was selected based on our commitment to tie a significant portion of our named executive officers' potential performance based equity to the stockholder realizations as compared to our peer group;

•
Ounces of gold sold was selected because gold is the primary product of the Hycroft Mine. By including the physical ounces of gold sold, rather than a revenue measure, executives are not disadvantaged or rewarded for swings in the price of gold that are beyond their control;

•
Adjusted cash cost per ounce(1) was selected as a measure of management's ability to control the operating costs of the Company; and

•
The Compensation Committee reserved 10% of the potential award on a discretionary basis.

Generally, safety, preset individual performance goals, and environmental targets were used for the discretionary portion of the award. The number of PSUs available to vest is capped at the number granted and executive officers cannot earn more than this amount, while the minimum number of PSUs that can vest is zero.

Based on actual performance for 2013 (TSR below the 25% percentile and 181,941 ounces gold sold at an adjusted cash cost of $802) in respect of the vesting criteria, the resulting vesting percentages under the adopted criteria set forth above are as follows:

CRITERIA	ACTUAL PERCENTAGE EARNED (%)
TSR	—
Ounces of gold sold	—
Adjusted Cash Cost per ounce of gold sold	—
Discretionary	—

Total out of Possible 100%	—

As indicated in the above chart, although the Company achieved satisfactory safety and environmental records in 2013, as well as achieved individual goals, the Compensation Committee determined and the Board of Directors ratified that zero percent of the discretionary award would be given as a result of the Company not meeting any of the preset goals. All 2013, 2012 and 2011 tranches of PSUs subject to the above vesting criteria were forfeited by our executive officers.

(1)
The term "adjusted cash costs per ounce" is a non-GAAP financial measure. Non-GAAP financial measures do not have any standardized meaning prescribed by GAAP and, therefore, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. See the section on "Non-GAAP Financial Measures" in our Annual Report on Form 10-K for the year ended December 31, 2013 for additional information.
Allied Nevada Gold Corp. | PROXY STATEMENT 35

COMPENSATION DISCUSSION AND ANALYSIS

2013 PAY-FOR-PERFORMANCE RESULTS

As stated at the outset of this CD&A, one of the main objectives of our executive compensation program is to align the interests of our named executive officers with the interests of Stockholders by tying a portion of the executives' pay with the Company's performance. The application and result of our pay for performance philosophy is evidenced in the two tables set forth below illustrating (1) our executives forfeited 100% of their PSUs set to vest in 2014, and (2) our executives realized less than 50% of their total eligible target compensation.

Our Executives Forfeited All PSUs Vesting In 2014

The table below sets forth the 2013, 2012 and 2011 PSUs that were forfeited by our named executive officers as a result of poor performance results. The table also sets forth the time-based RSUs granted pursuant to the long-term equity-based incentive program that will vest in 2014.

Named Executive Officer	Equity award type	Grant Date	Vest Date	Units Available for Vesting (Equal to 1/3 Total Units Granted on Grant Date) (#)		Vesting Percentage of Award (%)(1)	Units Vested (#)	Grant Date Fair Value of Units Vested ($)(2)
Robert M. Buchan(3)
Randy E. Buffington	PSU – Long-term incentive	2/21/2013	3/31/2014	11,073	(4)	—	—	—
	RSU – Long-term incentive	2/21/2013	3/31/2014	11,074	(4)	100%	11,074	229,997

				22,147			11,074	229,997

Scott A. Caldwell	PSU – Long-term incentive	2/25/2011	3/31/2014	15,278	(5)	—	—	—
	PSU – Long-term incentive	2/23/2012	3/31/2014	11,854	(5)	—	—	—
	PSU – Long-term incentive	2/21/2013	3/31/2014	18,536	(5)	—	—	—
	RSU – Long-term incentive	2/23/2012	3/31/2014	5,080		100%	5,080	176,999
	RSU – Long-term incentive	2/21/2013	3/31/2014	18,536		100%	18,536	384,999

				69,284			23,616	561,998

Stephen M. Jones	PSU – Long-term incentive	5/3/2012	3/31/2014	10,000		—	—	—
	PSU – Long-term incentive	2/21/2013	3/31/2014	6,642		—	—	—
	RSU – Long-term incentive	2/21/2013	3/31/2014	6,642		100%	6,642	137,958

				23,284			6,642	137,958

(1)
PSU vesting percentages were determined using the performance-based vesting criteria, as discussed on page 34. All PSUs vesting in 2014 were forfeited. RSUs vest with the passage of time and are not subject to any performance-based vesting criteria.

(2)
Amounts shown do not reflect actual compensation realized, but represent the grant date fair value for awards vesting, computed in accordance with Financial Accounting Standards Board Codification Topic 718, excluding estimated forfeitures. For information on how stock awards are valued refer to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013.

(3)
Mr. Buchan has not been awarded any long-term equity incentive plan PSUs.

(4)
Includes 4,000 units having a grant date fair value of $83,080 that were granted to Randy E. Buffington upon his hiring.

(5)
Pursuant to Mr. Caldwell's Separation and Severance Agreement related to his March 27, 2013 departure from the Company, certain of his PSUs and RSUs will continue to vest in 2014 and 2015, subject to performance-based vesting criteria. For additional information, refer to the "2013 Base Salary" section on page 31.
36 Allied Nevada Gold Corp. | PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Messrs. Buffington's and Jones' Realized Compensation Is Less Than 50% of Target Eligible Compensation

As illustrated in the below table (with the exception of Mr. Caldwell who was compensated pursuant to a Separation and Severance Agreement), our named executive officers realized less than 50% of their target eligible compensation, with respect to both PSU equity awards and the annual cash incentive awards, as well as the decline in the value of the shares issued, as a result of performance criteria not being met. Specifically, Mr. Buffington realized only 48% of his target eligible compensation, while Mr. Jones realized only 44%.

				Stock Awards at Grant Date Fair Value			Stock Awards at Vest Date Value
Named Executive Officer	Description	Target Eligible Compensation ($)(1)		Percent Compensation Earned (%)(2)	Compensation Earned ($)(1)		Percent Compensation Realized (%)	Compensation Realized ($)(3)
Robert M. Buchan	Director fees	100,000		100%	100,000		100%	100,000
	Stock award for services as interim CEO	754,043		67%	502,696		58%	434,324

		854,043		71%	602,696		63%	534,324

Randy E. Buffington	Salary (actual)	413,326		100%	413,326		100%	413,326
	Annual cash incentive	375,000		35%	130,397		35%	130,397
	Long-term equity awards	459,993	(4)	50%	229,997	(4)	13%	60,461	(4)
	Retention equity awards	370,500		100%	370,500		45%	166,000

		1,618,819		71%	1,144,220		48%	770,184

Scott A. Caldwell	Salary (actual)	182,500		100%	182,500		100%	182,500
	Separation and Severance	1,337,687	(5)	100%	1,337,687	(5)	100%	1,337,687	(5)

		1,520,187		100%	1,520,187		100%	1,520,187

Stephen M. Jones	Salary (actual)	379,172		100%	379,172		100%	379,172
	Annual cash incentive	192,500		38%	73,150		38%	73,150
	Long-term equity awards	558,916		25%	137,958		6%	36,266
	Retention equity awards	351,975		100%	351,975		45%	157,700

		1,482,563		64%	942,255		44%	646,288

(1)
Equity awards include long-term equity awards (PSUs and RSUs) scheduled to vest on March 31, 2014 and all other equity awards that vested during 2013. Amounts shown for equity awards do not reflect actual compensation realized, but represent the grant date fair value for awards, computed in accordance with Financial Accounting Standards Board Codification Topic 718, excluding estimated forfeitures. For information on how stock awards are valued refer to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013.

(2)
For a discussion on the percentage of compensation realized by our named executive officers, see the "2013 Annual Cash Incentive Criteria and Payout" section on page 32 and the "Performance-Based Conditions for 2013 PSUs" on page 34.

(3)
Equity awards include long-term equity awards (PSUs and RSUs) scheduled to vest on March 31, 2014 and all other equity awards that vested during 2013. Amounts shown for equity awards reflect actual (or estimated) compensation realized by our named executive officers using the equity award's vest date. For long-term equity awards (PSUs and RSUs) scheduled to vest on March 31, 2014, the realized value is estimated using the closing share price on our record date (March 5, 2014).

(4)
Inclusive of 4,000 PSUs and 4,000 RSUs that were granted to Mr. Buffington upon his hiring.

(5)
Compensation received was pursuant to a Separation and Severance Agreement related to Mr. Caldwell's March 27, 2013 termination. For additional information, refer to the "2013 Base Salary" section on page 31.
Allied Nevada Gold Corp. | PROXY STATEMENT 37

COMPENSATION DISCUSSION AND ANALYSIS

AWARD OF SPECIAL RETENTION RSUs TO MESSRS. BUFFINGTON AND JONES

In May 2013, the Compensation Committee granted Mr. Buffington 200,000 special retention RSUs and Mr. Jones 190,000 special retention RSUs as a result of the critical business necessity to maintain continuity of the Company's executive team following the termination of the former President and Chief Executive Officer. The Compensation Committee determined the risk to the Company should either Messrs. Buffington or Jones depart was an unacceptable risk and, thus, deemed it appropriate to make these grants as an incentive for them to remain with Allied Nevada for the foreseeable future. The special retention RSUs are time-based and vest in four equal tranches on November 28, 2013, May 28, 2014, November 28, 2014 and May 28, 2015. The Compensation Committee believes that the award values and the two-year vesting schedule were appropriate under the circumstances as a retention incentive.

2014 COMPENSATION DECISIONS

2014 Annual Base Salary

For 2014, annual base salaries for our named executive officers were set using a combination of survey data of our peers provided by Mercer to the Compensation Committee and analysis of tenure, contribution and leadership qualities. Both the Chief Executive Officer and Chief Financial Officer are reviewed by the Compensation Committee and the Board of Directors as to performance and qualifications.

2014 Performance-Based Annual Incentive Criteria

As set forth more fully in the table below, our 2014 short-term cash bonus will be awarded based on results of goals met in the following categories:

•
Operations;
•
Updated feasibility study;
•
Financing;
•
Health, safety and environment, and
•
Individual goals.
38 Allied Nevada Gold Corp. | PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

CRITERIA	WEIGHTING AND MEASUREMENT		NOTES
Operations

Sales measured in ounces of gold sold	20%	250,000 ounces	Performance between
	12.5%	240,000 ounces	production targets will be
	7.5%	230,000 ounces	interpolated

Adjusted Cash costs per ounce of gold sold(1)	20%	$825 per ounce	Performance between cost
	12.5%	$837.50 per ounce	targets will be interpolated
	7.5%	$850 per ounce

Non-expansion Capital expenditures	20%	Under $10 million	Performance between the
	12.5%	Under $12.5 million	expenditure targets will be
	7.5%	Under $15 million	interpolated
Updated Feasibility Study
Succesful completion of an updated feasibility	25%	Prior to September 30, 2014	Performance between the
study	12.5%	Prior to October 31, 2014	target dates will be
	5%	In 2014	interpolated
Financing
Successful financing to resume the sulfide expansion	25%	If money raised is believed to be sufficient to fully fund mill construction	Performance between the target dates will be interpolated
	15%	If money raised funds mill-related work beyond the feasibility study
	10%	If money is raised
Health, Safety and Environment
	10%	Zero lost time accidents
	5%	1 to 2 lost time accidents
	10%	Zero reportable environmental incidents resulting in regulatory orders or fines
	5%	1 to 2 reportable environmental incidents resulting in a regulatory order or fines
Individual Goals	Up to 20%	Completion of personal goals

(1)
Adjusted cash costs is a non-GAAP measure, calculated on a per ounce of gold sold basis, and includes all normal direct and indirect operating cash costs related directly to the physical activities of producing gold, including mining, processing, third party refining expenses, on-site administrative and support costs, royalties, and mining production taxes, net of by-product revenue earned from silver sales.

The foregoing performance measures were selected because:

•
Ounces of gold sold was selected because gold is the primary product of the Hycroft Mine. By including the physical ounces of gold sold, rather than a revenue measure, management is not disadvantaged or rewarded for swings in the price of gold that are beyond management's control. Additionally, we chose to use sales rather than production because sales is a definitive, measurable metric.
•
Adjusted cash cost per ounce was selected as a measure to incentivize management to closely monitor costs and make necessary adjustments to operate within budgeted parameters. The price of silver will be normalized at budget of $20 per ounce for this metric;

•
Non-expansion capital expenditures was selected as a measure because it will drive efficient and cost-conscious behaviors;
Allied Nevada Gold Corp. | PROXY STATEMENT 39

COMPENSATION DISCUSSION AND ANALYSIS

•
Successful completion of an updated feasibility study was selected because it is the primary milestone for presenting a growth plan for the Company;

•
Successful financing to resume the sulfide expansion was chosen as a metric because without financing the Company cannot execute our milling expansion plan;
•
Health, Safety and Environment was selected to align the Company's stewardship of its employees and the environment as the top goals of the organization; and

•
The Compensation Committee reserved up to 20% for recognition of achievement of individual goals.

2014 PSU Performance-Based Vesting Criteria

The 2014 PSUs awarded to our named executive officers provide for vesting at a rate of one-third over three years, provided that performance-based vesting criteria applicable to each such year is satisfied. The criteria to which the first tranche of the 2014 PSUs (as well as the second tranche of the 2013 PSUs and the third tranche of the 2012 PSUs) are subject are as follows:

CRITERIA	WEIGHTING AND MEASUREMENT		NOTES
Relative Total Stockholder Return(1)	30%	TSR 50th percentile of peers	Performance between targets will
	20%	TSR 35th percentile of peers	be interpolated
	10%	TSR 25th percentile of peers
Production as measured by gold	30%	250,000 ounces sold	Performance between the targets
sales	20%	240,000 ounces sold	will be interpolated
	10%	230,000 ounces sold or less
Adjusted Cash Cost per ounce of	30%	$825 per ounce	Performance between the targets
gold sold(2)	20%	$837 per ounce	will be interpolated based on $20
	10%	$850 per ounce or more	normalized silver price
Discretionary	0 to 10%

(1)
Total Stockholder Return = (Stock Price(end of period) - Stock Price(start of period) + Dividends Paid and Reinvested) ÷ Stock Price(start of the period).

(2)
The term "adjusted cash costs per ounce" is a non-GAAP financial measure. Non-GAAP financial measures do not have any standardized meaning prescribed by GAAP and, therefore, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. See the section on "Non-GAAP Financial Measures" in our Annual Report on Form 10-K for the year ended December 31, 2013 for additional information.

The foregoing performance measures were selected for the following reasons:

•
Relative TSR was selected as the measurement for 2014 based on the Company's commitment to tie a significant portion of our NEOs' potential performance-based equity to our Stockholders' realizations as compared to our peer group. It provides a more direct comparison of the Company's return on its common stock in relation to our peer group. The measure reflects how well a company has generated value during the fiscal year in highly competitive capital and labor markets – i.e., markets that are often very short-term oriented;
•
Ounces of gold sold was selected because gold is the primary product of our Hycroft Mine. By including the physical ounces of gold sold, rather than a revenue measure, management is not disadvantaged or rewarded for swings in the price of gold that are beyond management's control; and

•
Adjusted cash cost per ounce(1) was selected as a measure of management's ability to control the operating costs of the Company. The price of silver will be normalized at budget of $20 per ounce for the assumed metric.
(1)
The term "adjusted cash costs per ounce" is a non-GAAP financial measure. Non-GAAP financial measures do not have any standardized meaning prescribed by GAAP and, therefore, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. See the section on "Non-GAAP Financial Measures" in our Annual Report on Form 10-K for the year ended December 31, 2013 for additional information.
40 Allied Nevada Gold Corp. | PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

CLAWBACK PROVISIONS

It is the policy of our Board of Directors to require, to the full extent permitted by governing law, reimbursement of any portion of a cash incentive previously paid to our executives pursuant to the terms of the Company's cash incentive programs if:

1)
the amount of any cash incentive was calculated based on the achievement of certain financial results that were subsequently the subject of restatement,
2)
the amount of such cash incentive that would have been awarded to the executive had the financial results been reported as in the restatement would have been lower than the cash incentive actually awarded, and
3)
in the judgment of our Board of Directors, the circumstances warrant such reimbursement.

EMPLOYMENT AGREEMENTS

The Company maintains employment agreements with its executive officers as both an incentive to secure their engaged services and to protect them from loss of income in the case of change in control, when they must maintain complete focus on Stockholder value.

The agreements also provide for a number of protections for the Company and the employee covering employment related issues as well as confidentiality.

EXECUTIVE OFFICER STOCKHOLDING REQUIREMENTS

The Board of Directors has adopted a requirement that our Chief Executive Officer hold Company securities equal in value to three times his base salary and all other executive officers hold securities equal in value to their respective base salary. We believe this measure will support our objective of aligning the interests of our executive officers with the interests of our Stockholder. Common stock, RSU awards, and both vested and unvested PSU awards qualify towards the stockholding requirements. Executive officers have a three-year period to become compliant with these requirements. Executive officers are not permitted to speculate or to purchase or sell financial instruments to hedge or offset their economic exposure in the Company's securities or otherwise to effect a decrease in the economic value of their holdings in the Company's equity securities. As of December 31, 2013, all executive officers were in compliance with the stockholding requirements.

Named Executive Officer	Holding Requirement as a Multiple of Base Salary	Holding Requirement ($)	Required Shares Using $3.55 Per Share (# of Shares)	Shares Held at 12/31/2013 (# of Shares)(1)	Excess # of Shares Held Above Required (# of Shares)
Robert M. Buchan(2)	—	—
Randy E. Buffington	3X	1,500,000	422,535	266,441	(156,094	)(3)
Scott A. Caldwell(4)	—	—
Stephen M. Jones	1X	385,000	108,451	253,854	145,403

(1)
Includes all PSUs and RSUs outstanding at December 31, 2013.

(2)
Mr. Buchan is not subject to NEO holding requirements as he served as the interim CEO from March 27, 2013 to July 7, 2013.

(3)
Pursuant to the Company's NEO stockholding requirements, Mr. Buffington has until February 4, 2016 to obtain the requisite number of shares (i.e., three years from the date he became an executive officer).

(4)
Mr. Caldwell is not subject to the executive employee NEO requirements as he is no longer employed by the Company.
Allied Nevada Gold Corp. | PROXY STATEMENT 41

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Policies and Practices Risk Assessment

The policies and practices of the Company were reviewed and discussed as part of the assessment with the Compensation Committee. Our compensation programs are designed with an appropriate balance of risk and reward and do not encourage excessive or unnecessary risk-taking behavior. As a result, we do not believe that risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company.

In conducting this review, we noted the following risk-limiting characteristics of our compensation policies and practices:

•
awards to each employee are limited to a fixed maximum specified in the incentive plan and our senior executive officers receive a fixed base salary each year;

•
awards are made based on a review of a variety of indicators of performance, thus diversifying the risk associated with any single indicator of performance;
•
as of 2009, awards are no longer made in the form of stock options, which may provide an asymmetrical incentive to take unnecessary or excessive risk to increase Company stock price;

•
members of the Compensation Committee and independent directors, in their discretion, approve all final decisions concerning management compensation after reviewing executive and corporate performance and competitive benchmarking data;

•
a claw-back policy with claw-back provisions applicable to our annual cash incentive equity incentive plans;

•
an internal pay equity policy;

•
an anti-hedging policy; and

•
named executive officer stockholding requirements.

STOCK OPTION PLAN

The Company maintains the Allied Nevada Gold Corp. 2007 Stock Option Plan, as amended effective March 2008 and further amended June 2009. The Company has reserved an aggregate total of 6,900,000 shares of common stock available for issuance under both the Allied Nevada 2007 Stock Option Plan and the Allied Nevada Restricted Share Plan. Such amount reflects the aggregate number of shares of common stock available for issuance under both such plans, less (i) the number of shares of common stock subject to outstanding RSUs, (ii) the number of shares of common stock subject to outstanding options, (iii) the number of shares of common stock that have been issued upon the settlement of RSUs, and (iv) the number of shares of common stock that have been issued upon exercise of options. The Allied Nevada 2007 Stock Option Plan and Allied Nevada Restricted Share Plan have a combined total number of securities available for issuance of 894,186 as of December 31, 2013. There are 500,000 fully vested options outstanding as of December 31, 2013. The Company has not issued any options since 2008.

TERMINATION/CHANGE OF CONTROL BENEFITS

As described in detail below under the heading "Payments Upon Termination or Change of Control," the Company's employment agreements with its executive officers provide for payments and benefits in the event of certain terminations or in connection with a change in control of the Company. The terms of the employment agreements are structured to enhance the likelihood of retaining our key executive officers in the event we become an acquisition target and to allow our executives to focus their attention on the Company's business operations, Stockholder value and the attainment of long-term and short-term objectives.

Additionally, the termination provisions provide incentive for our executive officers to act in the best interests of our Stockholders without undue concern over their employment.

The termination and change in control benefits are established both through the process of negotiating the employment agreements with our executive officers and through a review of termination and change in control benefits generally available in the mining industry. The review included discussions with recruiters and other persons in the mining industry regarding market practices.

42 Allied Nevada Gold Corp. | PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

INTERNAL PAY EQUITY

The relative total compensation of our named executive officers for 2013 followed the same pattern as observed in the Mercer report, with our Chief Executive Officer receiving the highest total compensation, followed by our Chief Financial Officer, followed by the remaining officers reflecting their relatively greater levels of responsibility for the performance of the Company. As the ordinal pay ranking is consistent with comparator companies, and because compensation is generally determined in relation to benchmark data relating to officers holding similar positions at comparator companies, the Compensation Committee believes the relative compensation among officers was appropriate. The internal review included relative worth comparisons of each position and development of compensation spacing so that each group of incrementally higher authority roles is positioned correctly.

PERQUISITES AND OTHER PERSONAL BENEFITS

Our named executive officers are not entitled to significant perquisites or other personal benefits not generally offered to all employees other than as disclosed in the Summary Compensation Table below. We approved a qualified tax-deferred savings plan (the "401(k) Plan") in accordance with the provisions of Section 401(k) of the Internal Revenue Code of 1986, as amended. Under the terms of this program, the

Company provided matching contributions in 2013 of up to 6% of the individual's contributions. In addition, the Company established the Allied Nevada Gold Corp Supplemental Executive Retirement Plan, to provide for restoration contributions equivalent to lost opportunity under the 401(k) Plan due to annual compensation limits.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Company's Compensation Discussion and Analysis section of this Proxy Statement. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company's Annual Report on Form 10-K for the year ended December 31, 2013.

Submitted by the following members of the Compensation Committee of the Board of Directors:

Robert G. Wardell (Chair)
John W. Ivany
A. Murray Sinclair

Allied Nevada Gold Corp. | PROXY STATEMENT 43

EXECUTIVE COMPENSATION

The following table provides information regarding our current named executive officers.

NAME, AGE	PRINCIPAL OCCUPATION, BUSINESS OR EMPLOYMENT(1)
Randy E. Buffington Age: 53	President and Chief Executive Officer of Allied Nevada from July 2013 to present and Executive Vice President and Chief Operating Officer from February 2013 to July 2013; Senior Vice President of Operations of Coeur Mining, Inc. (formerly known as Coeur D'Alene Mines Corporation) from January 2012 to January 2013; Managing Director of Zambia for Barrick Lumwana Mines, Inc. from September 2011 to January 2012; General Manager of North American Operations for Barrick Goldstrike Mines, Inc. from August 2009 to September 2011; General Manager for Barrick Ruby Hill Mine from August 2006 to August 2009.
Stephen M. Jones Age: 54
Executive Vice President and Chief Financial Officer of Allied Nevada from March 2012 to present; formerly with EPM Mining Ventures, Inc., as Chief Financial Officer from May 2011 to August 2011, President and Secretary from March 2010 to May 2011, and a director from March 2010 to April 2012. Mr. Jones also served as Katanga Mining Limited's Senior Vice President and Chief Financial Officer from June 2006 until December 2008.

(1)
Neither of the above executive officers have entered into any arrangement or understanding with any other person pursuant to which they were, or are to be, elected as an executive officer of Allied Nevada.

REALIZED COMPENSATION OF OUR CURRENT NAMED EXECUTIVE OFFICERS

The calculation of total compensation, as shown in the Summary Compensation Table on page 45, includes amounts for stock awards that are computed in accordance with US GAAP (Financial Accounting Standards Board Codification Topic 718) and are not reflective of amounts actually realized by our named executive officers upon vesting of such stock awards. If our Company stock price on the vesting date of a stock award has decreased from that of the grant date, our named executive officers will realize less compensation than what is shown in the Summary Compensation Table.

Conversely, an increase in our Company stock price will result in our named executive officers realizing more compensation than what is shown in the Summary Compensation Table. Further, the Summary Compensation Table may include as compensation stock awards that do not vest in the year or period in which they are granted, which may also result in differences in compensation from the Summary Compensation Table than that which is realized by our named executive officers.

To supplement amounts shown in the Summary Compensation Table, we have included the additional table below, which shows amounts actually realized by our named executive officers as reported on their W-2 (U.S.) tax forms for each of the years shown. The Realized Compensation Table is not a substitute for amounts shown in the Summary Compensation Table, but we believe that realized compensation is an important factor and useful in understanding the impact the Company's stock price performance and Stock Award vesting timeline has on the value of compensation our named executive officers ultimately realize.

Name and Principal Position	Year	Realized Compensation(1) ($)
Randy E. Buffington	2013	705,162
President and CEO
Stephen M. Jones	2013	811,352
Executive VP and CFO	2012	326,731

(1)
Realized compensation, as reported on named executive officers' tax forms, includes salaries, bonuses, non-equity incentive plan payments, and all other compensation plus the value realized from stock awards that vested during the year.
44 Allied Nevada Gold Corp. | PROXY STATEMENT

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table summarizes our 2013 named executive officer compensation. Information on the total named executive officer compensation package, including a discussion of the proportion of each element to total compensation, is discussed in the Compensation Discussion and Analysis.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Robert M. Buchan(4)	2013	—	—	754,043	—	100,000	854,043
Interim President and CEO
Randy E. Buffington	2013	413,326	—	2,861,980	130,397	144,452	3,550,155
President and CEO
Scott A. Caldwell(5)	2013	182,500	—	2,309,998	—	1,356,299	3,848,797
Former President and CEO	2012	591,667	150,000	1,770,011	199,980	76,756	2,788,414
	2011	542,051	—	1,375,020	523,600	86,610	2,527,281
Stephen M. Jones	2013	379,172	—	2,235,647	73,150	40,599	2,728,568
Executive VP and CFO	2012	291,667	160,000	849,000	48,996	54,264	1,403,927

(1)
Amounts shown do not reflect actual compensation realized, but represent the total grant date fair value for awards granted, computed in accordance with Financial Accounting Standards Board Codification Topic 718, excluding estimated forfeitures. For information on how stock awards are valued, refer to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013. For additional information on 2013 stock awards, refer to the 2013 Grants of Plan-Based Awards table on page 46.

(2)
Amounts shown represent earnings under to our "2013 Annual Cash Incentive Criteria and Payout" section discussed on page 32.

(3)
During 2013, All Other Compensation consisted of the following:

Name	401(k) Plan Matching Contributions ($)	Supplemental Retirement Plan Benefits ($)	Life Insurance Premiums ($)	Relocation Benefits ($)	Non-employee Director Fees ($)	Separation and Severance Payments ($)	Total ($)
Robert M. Buchan	—	—	—	—	100,000	—	100,000
Randy E. Buffington	10,694	14,237	2,181	117,340	—	—	144,452
Scott A. Caldwell	17,500	—	1,112	—	—	1,337,687	1,356,299
Stephen M. Jones	17,500	20,473	2,626	—	—	—	40,599

(4)
Mr. Buchan is the Company's Chairman of the Board. For information on Mr. Buchan's director compensation, refer to the "2013 Compensation of Non-Employee Directors" section on page 17.

(5)
Mr. Caldwell received compensation in 2013 pursuant to a Separation and Severance Agreement related to his March 27, 2013 termination of employment with the Company. For additional information, refer to the "2013 Base Salary" section on page 31.
Allied Nevada Gold Corp. | PROXY STATEMENT 45

EXECUTIVE COMPENSATION

2013 GRANTS OF PLAN-BASED AWARDS

The following table sets forth information for the year ended December 31, 2013 regarding annual cash incentive awards and equity-based awards granted to our executive officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Robert M. Buchan(5)
RSU Award	5/31/2013							97,674	754,043
Randy E. Buffington
Cash Bonus		—	375,000	375,000
RSU Award	2/21/2013				33,221	66,441	66,441		1,379,980
RSU Award	5/24/2013							200,000	1,482,000
Scott A. Caldwell
Cash Bonus		—	660,000	660,000
RSU Award	2/21/2013				55,609	111,218	111,218		2,309,998
Stephen M. Jones
Cash Bonus		—	192,500	192,500
RSU Award	2/21/2013				19,927	39,853	39,853		827,747
RSU Award	5/24/2013							190,000	1,407,900

(1)
Amounts shown represent 2013 cash incentive awards under the Annual Cash Incentive Bonus Plan. Actual realized payments from such awards are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)
Amounts shown represent the number of shares awarded for the 2013 Long-Term Equity Based Awards, which will vest in whole or in part on March 31 in each of 2014, 2015, and 2016 subject to performance-based vesting criteria. Threshold amounts represent awards that are subject to time-based vesting criteria only. For additional detail on such awards, refer to the "2013 Long-Term Equity Based Awards" section on page 34.

(3)
Mr. Buchan was awarded RSUs (subject to time-based vesting criteria) for his services as interim CEO from March 27, 2013 to July 8, 2013, of which 32,558 RSUs were forfeited following the appointment of Mr. Buffington as CEO on July 8, 2013. To retain its key employees, in May 2013 the Company awarded Mr. Buffington and Mr. Jones RSUs (subject to time-based vesting criteria) which vest in four semi-annual installments over two years.

(4)
Amounts shown do not reflect actual compensation realized, but represent the total grant date fair value for awards granted, computed in accordance with Financial Accounting Standards Board Codification Topic 718, excluding estimated forfeitures. For information on how stock awards are valued refer to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013.

(5)
Mr. Buchan received additional cash compensation during 2013 for his services as Chairman of the Board. For information on Mr. Buchan's director compensation, refer to the "2013 Compensation of Non-Employee Directors" section on page 17.
46 Allied Nevada Gold Corp. | PROXY STATEMENT

EXECUTIVE COMPENSATION

2013 OPTION EXERCISES AND STOCK VESTED

The following table provides information regarding RSU and PSU awards that vested and stock options that were exercised by our named executive officers during 2013.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting(1) ($)
Robert M. Buchan	—	(2)	747,824
Randy E. Buffington	50,000		166,000
Scott A. Caldwell	24,975		406,343
Stephen M. Jones	51,500		222,780

(1)
Amounts shown are based on the closing price per share on the date of vesting.

(2)
Pursuant to the terms of the Allied Nevada Restricted Share Plan, Mr. Buchan, a Canadian resident, elected to defer the issuance of all 115,116 restricted share units that vested during 2013.

OUTSTANDING EQUITY AWARDS AT 2013 YEAR-END

Other than Mr. Buchan, who served as our Interim President and Chief Executive officer, our named executive officers did not have any outstanding option awards as of December 31, 2013. The following table provides information regarding outstanding stock awards held by our named executive officers as of December 31, 2013.

			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested(1) ($)
Robert M. Buchan(2)	7/3/2007		300,000	—	4.35	7/2/2017
Randy E. Buffington	2/21/2013	(3)					44,295	157,246	22,147	78,623
	5/24/2013	(3)					150,000	532,500
Scott A. Caldwell	2/25/2011	(3)					15,278	54,237
	2/23/2012	(3)					22,014	22,018	11,854	42,082
	2/21/2013	(3)					55,610	197,414	18,537	65,805
Stephen M. Jones	2/23/2012	(3)					10,000	35,500	10,000	35,500
	2/21/2013	(3)					26,569	94,321	13,285	47,161
	5/24/2013	(3)					142,500	505,875

(1)
Market value represents the product of the stock closing price as of December 31, 2013, which was $3.55, and the number of shares underlying each award. The market value of equity incentive plan awards assumes the satisfaction of performance-based vesting criteria.

(2)
Additionally, as of December 31, 2013, Mr. Buchan had 5,300 Deferred Share Units, 41,356 Deferred Phantom Units, and 495,116 Restricted Share Units vested and outstanding, a majority of which were earned while being compensated as the Chairman of the Board. As of December 31, 2013, the aggregate market value of the aforementioned outstanding awards, based upon the yearend stock closing price of $3.55, was $1,923,291. For additional information, refer to the "Outstanding Awards of Non-Employee Directors" section on page 17.
Allied Nevada Gold Corp. | PROXY STATEMENT 47

EXECUTIVE COMPENSATION

(3)
As discussed in the "Performance-Based Conditions for 2013 PSUs" section on page 34, our NEOs' performance-based stock awards that are scheduled to vest on March 31, 2014 will be forfeited. Assuming the satisfaction of performance-based vesting criteria, outstanding stock awards as of December 31, 2013, are scheduled to vest on the following dates:

Vesting Date	Randy E. Buffington	Scott A. Caldwell	Stephen M. Jones
3/31/2014	22,147	69,285	23,285
5/28/2014	50,000		47,500
11/28/2014	50,000		47,500
3/31/2015	22,147	54,007	23,285
5/28/2015	50,000		47,500
3/31/2016	22,148		13,284

EMPLOYMENT AGREEMENTS

Given the extraordinary competitiveness of the labor market in the State of Nevada's mining industry, coupled with the need to attract and retain highly qualified executives, the Company entered into amended employment agreements with Messrs. Buffington and Jones on December 20, 2013 and December 19, 2013, respectively. The material terms of these employment agreements are described below.

Randy E. Buffington and Stephen M. Jones

On December 20 and 19, 2013, Allied Nevada entered into Amended and Restated Employment Agreements with its two named executive officers: Randy E. Buffington, President and Chief Executive Officer and Stephen M. Jones, Executive Vice President and Chief Financial Officer, respectively.

Pursuant to the terms of their respective employment agreements, Messrs. Buffington and Jones, who are "at will" employees, receive their annual base salaries, as well as a discretionary cash incentive at a target amount of their base salary in any calendar year, based upon the achievement of pre-determined performance targets set by the Board of Directors. Grants of cash incentives are in the sole discretion of the Board of Directors. Messrs. Buffington's and Jones' eligibility to receive cash incentives is conditioned upon continued employment, both at the time the Board of Directors considers the grant of incentives and at the time such incentives are actually awarded and paid. Messrs. Buffington and Jones are also entitled to participate in any benefit plans and policies (including, medical, dental, disability, insurance, retirement savings plans or other fringe benefit plans or policies) as we may make available to or have in effect for our senior executives.

Nondisclosure, Noncompetition, Nonsolicitation and Inventions Agreements

As a condition to their employment with Allied Nevada and their receipt of the compensation and benefits described above, as well as under the following heading "Payments Upon Termination or Change of Control", Messrs. Buffington and Jones were required to execute and deliver an Employee Nondisclosure, Noncompetition, Nonsolicitation and Inventions Agreement. Under the latter agreement, each agreed that during his employment and for one year following termination of his employment with Allied Nevada, he will not carry on business in the State of Nevada which is similar to or in any way competitive with our mineral property-related business, including business conducted with potential joint venture partners with which Allied Nevada is or was actively pursuing a potential business relationship during the applicable period.

48 Allied Nevada Gold Corp. | PROXY STATEMENT

EXECUTIVE COMPENSATION

PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The following table sets forth the payments upon termination or change in control that would have been owed to the persons listed below, assuming such an event occurred as of December 31, 2013 and a price per share of $3.55, the closing price of the Company's common stock on the NYSE-AMEX on December 31, 2013:

Named Executive Officer	Voluntary Resignation ($)	Death or Disability ($)	Termination For Cause ($)	Termination Without Cause ($)	Change of Control ($)
Robert M. Buchan(1)	—	—	—	—	—
Randy E. Buffington
Salary	41,666	—	—	500,000	1,000,000
Target Cash Incentive Payout	—	375,000	—	375,000	750,000
Medical Benefit Continuation	—	—	—	18,000	27,000
Life Insurance Payout	—	1,000,000	—	—	—
Accelerated Vesting of Equity Awards	—	—	—	—	768,369

	41,666	1,375,000	—	893,000	2,545,369

Scott A. Caldwell(2)	—	—	—	—	—
Stephen M. Jones
Salary	32,083	—	—	385,000	770,000
Target Cash Incentive Payout	—	192,500	—	192,500	385,000
Medical Benefit Continuation	—	—	—	18,000	27,000
Life Insurance Payout	—	500,000	—	—	—
Accelerated Vesting of Equity Awards	—	—	—	—	718,357

	32,083	692,500	—	595,500	1,900,357

(1)
Mr. Buchan does not have an employment agreement and as of December 31, 2013, did not have any outstanding, unvested equity awards which would be subject to accelerated vesting in the event of a Change of Control (as defined in our Equity Compensation Plans).

(2)
Mr. Caldwell and the Company entered into to a Separation and Severance Agreement during 2013 related to his April 2, 2013 departure from the Company. For additional information, refer to the "2013 Base Salary" section on page 31 or the Summary Compensation Table on page 45.

Each of the employment agreements entered into with Messrs. Buffington and Jones contain provisions that entitle them to payments following termination of their employment in certain circumstances, as described below.

Termination by Allied Nevada without Cause or by the Executive for Good Reason

Each of the employment agreements with Messrs. Buffington and Jones provide that, in the event their employment is terminated by the Company other than for "cause" (as defined below) they are entitled to receive payment of unpaid base salary, expense reimbursements and vacation days accrued prior to the date of such termination and will also receive, in exchange for execution and delivery of a separation agreement and general release, the following severance benefits:

•
one times their respective base salaries then in effect, payable over 12 months;

•
one times their respective target cash incentives for the year in which employment is terminated payable over 12 months; and

•
payment of premiums for continuation of health insurance coverage under COBRA (or state equivalent) up to a maximum amount of $18,000.
Allied Nevada Gold Corp. | PROXY STATEMENT 49

EXECUTIVE COMPENSATION

"Cause" is defined under each employment agreement as the taking of any of the following actions by or against Messrs. Buffington or Jones:

•
a material breach of any of the terms of the Employment Agreement, including the failure to perform any covenant contained therein or in the Employee Nondisclosure, Noncompetition, Nonsolicitation and Inventions Agreement;

•
commission of any act or crime involving dishonesty, violence or moral turpitude, including fraud, theft, embezzlement, assault, battery and rape, drunk driving, whether or not formally charged with or convicted of such act or crime;

•
commission of an act or allowing the existence of a state of facts by inaction which renders the employee incapable of performing his duties under the Employment Agreement, or which adversely affects or could reasonably be expected to adversely affect the Company's business reputation;

•
failure to follow any significant lawful instruction from the Board;

•
failure to maintain or had suspended, revoked or denied any applicable license, permit or card required by the federal or state authorities, or a political subdivision or agency thereof;

•
commission of any act that constitutes a breach of fiduciary duty or a breach of the duty of loyalty, both of which are due to and owed to the Company based, among other things, on the employee's job duties;

•
fails or becomes unable, for any reason other than a disability to devote 100% of his business time, his best efforts, skills, and abilities to the Company's business;

•
fails to diligently or effectively perform his duties under any provision of the Employment Agreement or any duty as directed from time to time by the Company; and/or

•
violates any material policy established by the Company.

Termination by Allied Nevada for Cause or in the Event of Death or Disability

Pursuant to the employment agreements with each of Messrs. Buffington and Jones, in the event their employment is terminated for "cause" or due to the death or "disability" they (or their estate) will be entitled to receive payment of any unpaid base salary, target bonus (prorated for the portion of the year during which he was employed through the date of termination), expense reimbursements and vacation days accrued prior to such termination. Further, in the event their employment is terminated as a result of death or disability, they (or their estate) will be entitled to receive long term disability or life insurance benefits, as the case may be, in the form maintained by the Company at such time and in which they participated at the time of termination.

"Disability" is defined under each employment agreement as any illness, injury, accident or condition of either a physical or mental nature as a result of which Messer. Buffington or Jones is unable to perform the essential functions of his duties and responsibilities for 90 days during any period of 365 consecutive calendar days or for any consecutive 90-day period.

Voluntary Termination by the Executive

In the event that Messrs. Buffington or Jones decides to voluntarily terminate his employment upon 30 days' written notice, Allied Nevada, in its discretion, may elect to relieve them of any obligation to perform duties during the notice period, waive the notice period and immediately accept the tender of termination. Should the Company make such election, the Company shall nonetheless continue to pay base compensation and provide benefits for the term of the 30-day notice period, except that no cash incentive shall be earned or awarded during and after the notice period.

Payments Upon a Change in Control

In addition to the severance obligations described above, each of the employment agreements entered into with Messrs. Buffington and Jones contain provisions which entitle each of them to certain payments upon a change in control of the Company.

In the event of a "change in control" (as defined below) and either the involuntary termination of employment during the one-year period thereafter by Allied Nevada (or any successor entity) other than for "cause", or the voluntary termination by Messrs. Buffington or Jones, they will be entitled to payment from the Company (or any successor entity), of unpaid base salary, expense reimbursements and vacation days accrued prior to the date of termination and will also receive, in exchange for execution of a

50 Allied Nevada Gold Corp. | PROXY STATEMENT

EXECUTIVE COMPENSATION

separation agreement and general release, the following benefits:

•
a lump sum severance equal to two years of base salary then in effect;

•
two times their respective target cash incentive for the year in which employment is terminated;

•
payment of premiums for continuation of health insurance coverage under COBRA (or state equivalent) up to a maximum amount of $27,000; and

•
immediate vesting of any unvested RSUs/PSUs, consistent with and subject to the terms and conditions of the RSU Plan, notwithstanding performance or time restrictions.

"Change in control" is defined under each employment agreement as:

(A)  any "Person" who becomes a "beneficial owner" (as such term is used in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of at least 30% of the stock of the Company entitled to vote in the election of directors of the Company;

(B)   the individuals who are "Continuing Directors" of the Company cease to constitute a majority of the members of the Board;

(C)  the Stockholders of the Company adopt and consummate a plan of complete or substantial liquidation or an agreement providing for the distribution of all or substantially all of the assets of the Company;

(D)  the Company is a party to a merger, consolidation, amalgamation, plan of arrangement or other form of business combination or a sale of all or substantially all of its assets, with an unaffiliated third party, unless the business of the Company following consummation of such merger, consolidation, amalgamation, plan of arrangement or other business combination is continued following any such transaction by a resulting entity (which may be, but need not be, the Company) and the Stockholders of the Company immediately prior to such transaction hold, directly or indirectly, at least 30% of the total voting power of the resulting entity; provided, however, that such event constitutes a "change in control event" as described in Treas. Reg.§1.409A-3(a)(5); and provided, further, that a merger, consolidation, amalgamation, plan of arrangement or other business combination effected to implement a recapitalization of the Company (or similar transaction), shall not constitute a Change in Control; or

(E)   there is a Change in Control of the Company of a nature that is reported in response to item 5.01 of Current Report on Form 8-K or any similar item, schedule or form under the Exchange Act, as in effect at the time of the change, whether or not the Company is then subject to such reporting requirements.

Allied Nevada Gold Corp. | PROXY STATEMENT 51

EXECUTIVE COMPENSATION

EQUITY COMPENSATION PLANS AS OF DECEMBER 31, 2013

	(a)	(b)		(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights ($)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
Equity Compensation Plans Approved By Security Holders(2)

Allied Nevada Gold Corp. 2007 Stock Option Plan	500,000	4.35		894,186	(1)
Allied Nevada Gold Corp. Restricted Share Plan	1,630,145	11.85	(3)	894,186	(1)
Allied Nevada Gold Corp. Deferred Share Unit Plan	134,408	14.60	(3)	362,500
Allied Nevada Gold Corp. Deferred Phantom Unit Plan	248,136	18.50	(3)	11,597
Equity Compensation Plans Not Approved By Security Holders	—			—

	2,512,689			1,268,283

(1)
A total of 6,900,000 shares of common stock are available for issuance under both the Allied Nevada Gold Corp. Restricted Share Plan and the Allied Nevada Gold Corp. 2007 Stock Option Plan.

(2)
For a description and material features of each Plan, refer to Note 13—Stock-Based Compensation to the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2013.

(3)
Amount represents the average grant date fair value of outstanding awards (none of which contain an exercise price).
52 Allied Nevada Gold Corp. | PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Board of Directors recommends voting "FOR" the adoption of the below resolution indicating approval of our named executive officer compensation.

In accordance with Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following proposal, commonly known as a "Say on Pay" proposal, gives our Stockholders the opportunity to vote to approve or not approve, on an advisory basis, our named executive officer compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as disclosed in the "Compensation Discussion and Analysis" section of this Proxy Statement and the tables and narrative discussion.

Our executive compensation program is designed to provide a competitive level of compensation necessary to attract and retain talented and experienced executives and to motivate them to achieve short-term and long-term corporate goals that enhance Stockholder value. In order to align executive pay with both the Company's financial performance and the creation of sustainable Stockholder value, a significant portion of compensation paid to our named executive officers is allocated to performance-based, short-term and long-term incentive programs to make executive pay dependent on the Company's performance (or "at-risk").

In addition, as a named executive officer's responsibility and ability to affect the financial results of the Company increases, the portion of his or her total compensation deemed "at-risk" increases. Stockholders are urged to read the "Compensation Discussion and Analysis"

section of this Proxy Statement, which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy.

Proxy Tabulation Reports For 2012, 2011, and 2010 Annual Meetings

As can be seen from the Proxy Tabulation Report set forth below, Stockholders overwhelmingly approved our NEO compensation in 2012, 2011 and 2010. Accordingly, the Company is asking Stockholders to indicate their support for NEO compensation as described in this Proxy Statement by voting "FOR" the following resolution:

RESOLVED, that the Stockholders of Allied Nevada Gold Corp. approve, on an advisory basis, the compensation of the Company's named executive officers, as such compensation is disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" section, the tabular disclosure regarding such compensation, and the accompanying narrative executive compensation disclosures set forth in the Company's 2014 Annual Meeting Proxy Statement.

While the Board of Directors intends to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company, its Board, or the Compensation Committee. The Board of Directors and the Compensation Committee value the opinions of all Stockholders and will consider the outcome of this vote when making future compensation decisions for our executive officers.

	Year ended December 31,
	2012		2011		2010
Votes(1)	(#)	(%)	(#)	(%)	(#)	(%)
For	56,523,484	91.6%	70,105,036	99.1%	66,063,086	98.8%
Against	263,488	0.4%	516,048	0.7%	698,794	1.0%
Abstentions	4,895,112	7.9%	124,869	0.2%	92,258	0.1%

	61,682,084	100%	70,745,953	100%	66,854,138	100%

(1)
Excludes Broker Non-Votes.
Allied Nevada Gold Corp. | PROXY STATEMENT 53

PROPOSAL 2: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

VOTE REQUIRED

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of common stock having voting power present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. However, broker non-votes will not be treated as votes cast and, therefore, will have no effect on this proposal. Abstentions will have the effect of a vote against the proposal.

54 Allied Nevada Gold Corp. | PROXY STATEMENT

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors recommends Stockholders vote "FOR" the ratification of EKS&H LLLP as the Company's independent auditors for 2014.

Audit and Audit-Related Fees

The Audit Committee has appointed EKS&H LLLP ("EKS&H") to serve as Allied Nevada's independent auditors for the year ending December 31, 2014, and the Board of Directors is requesting Stockholders to ratify this appointment. Representatives of EKS&H are expected to be at the Annual Meeting and will have the opportunity to make a statement if they so desire. These representatives will also be available to answer appropriate questions of Stockholders. The following table shows the fees paid by Allied Nevada to EKS&H for services rendered during the years ended December 31, 2013 and December 31, 2012:

	Year ended December 31,
	2013	2012
Audit fees	$582,500	$635,000
Audit related fees(1)	172,288	132,073
Tax fees(2)	—	—
All other fees(2)	—	—

	$754,788	$767,073

(1)
Fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and internal control over financial reporting including, due diligence for Company financing transactions and employee benefit plan audits.

(2)
EKS&H did not provide any tax/other services during the period.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures requiring it to review and approve in advance all engagements for services provided by the Company's external accountants. For 2013 and 2012, all of the services related to the amounts billed by EKS&H were pre-approved by the Audit Committee. The Audit Committee has established procedures for engagement of EKS&H to perform services other than audit, review and attest services. In order to safeguard the independence of EKS&H, prior to each engagement to perform such non-audit services, (i) management and EKS&H affirm to the Audit Committee that the proposed non-audit services are not prohibited by applicable rules or regulations; (ii) management describes the reasons for hiring EKS&H to perform the services; (iii) EKS&H affirms to the Audit Committee that it is qualified to perform the services. All services performed by EKS&H were permissible under applicable laws, rules and regulations and were pre-approved by the Audit Committee in accordance with its procedures. In pre-approving the non-audit services, the Audit Committee did not rely on the de minimus exception to the SEC pre-approval requirements applicable to audit-related, tax and all other permitted non-audit services.

Allied Nevada Gold Corp. | PROXY STATEMENT 55

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

VOTE REQUIRED

Although we are not required to seek Stockholder ratification of the selection of EKS&H as our independent auditors, the Audit Committee and the Board of Directors believe it to be sound corporate governance. If the Stockholders choose not to ratify this appointment, the Audit Committee, taking the Stockholder vote results into account, will evaluate whether another independent public accounting firm should be appointed.

Ratification of the selection of EKS&H as our independent auditors requires the affirmative vote of the holders of the majority of the shares of common stock present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum. However, broker non-votes will not be treated as votes cast and, therefore, will have no effect on the ratification of the selection of EKS&H. Abstentions will constitute a vote against this proposal.

Proxy Tabulation Report For 2013 Annual Meeting

Below is the Proxy Tabulation Report of the votes cast on this proposal for the year ending December 31, 2013:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,964,016	188,2998	4,546,850	—
56 Allied Nevada Gold Corp. | PROXY STATEMENT

PROPOSAL 4: APPROVAL OF THE PERFORMANCE AND INCENTIVE PAY PLAN

The Board adopted the Allied Nevada Gold Corp. Performance and Incentive Pay Plan on March 17, 2014, subject to the approval of our Stockholders. The Board recommends voting "FOR" approval of the Plan.

Background

The Board of Directors, upon the recommendation of the Compensation Committee, unanimously approved and adopted the Allied Nevada Gold Corp. Performance and Incentive Pay Plan (the "Plan") on March 17, 2014 and directed that it be submitted to our Stockholders for approval at the Annual Meeting. As described below, the Plan will consolidate two of our existing equity plans into one plan and authorize additional shares for issuance. If approved by our Stockholders, future equity grants will be made under the Plan and not the prior plans being consolidated. Equity awards made prior to such Stockholder approval will continue to be governed by the prior plans under which they were granted. The Plan will become effective when it is approved by our Stockholders.

The purpose of the Plan is to promote the interests of the Company (including its subsidiaries and affiliates) and its Stockholders by using stock-based and cash-based incentives to attract, retain and motivate its management and other eligible persons, including officers, directors, key employees and certain consultants, to encourage and reward such persons' contributions to the performance of the Company and to align their interests with the interests of our Stockholders.

The Plan consolidates into a new single plan two of our existing equity plans: the Allied Nevada Gold Corp. Restricted Share Plan (the "RSU Plan") and the Allied Nevada Gold Corp. 2007 Stock Option Plan (the "2007 Option Plan" and together with the RSU Plan, the "Former Plans"). The RSU Plan was adopted by the Board on July 27, 2007 with an effective date of July 3, 2007, and subsequently approved by our Stockholders on June 18, 2008. Stockholders approved an amendment to the RSU Plan on June 17, 2009, and the Board approved amendments to the RSU Plan which did not require stockholder approval on March 12, 2012 and December 14, 2013. The RSU Plan remains in effect until terminated by the Board. The 2007 Option Plan was adopted by the Board on February 7, 2007 and subsequently approved by our Stockholders on May 10, 2007. Stockholders approved amendments to the 2007

Option Plan on June 18, 2008 and June 17, 2009. The 2007 Option Plan expires on May 10, 2017.

Upon approval of the Plan by our Stockholders, the Board will terminate the Former Plans with respect to any awards under such plans which have not yet been granted. An aggregate total of 6.9 million shares of common stock had been reserved for issuance under the Former Plans. As of March 5, 2014, (1) an aggregate total of 20,000 shares of common stock remained available for issuance under the Former Plans, (2) awards covering an aggregate of 2,504,331 shares of common stock were outstanding under the RSU Plan, and (3) awards covering an aggregate of 500,000 shares of common stock were outstanding under the 2007 Option Plan. The shares of common stock outstanding under these awards represent 2.9% of the shares of common stock outstanding as of March 5, 2014. The Company has not sought an increase in the number of shares issuable under the Former Plans since June 17, 2009.

Highlights of the Plan

The Board recommends that our Stockholders approve the Plan because it believes that officer, key employee, certain consultant and non-employee director ownership in the Company serves the best interests of all Stockholders by promoting a focus on long-term increase in stockholder value. The Plan permits the Company to take a flexible approach to its equity awards by permitting the grant of restricted stock, restricted stock units, stock options, stock appreciation rights, performance awards, other stock awards and cash-based incentive awards. We have also designed the Plan to include a number of provisions that we believe promote best practices by reinforcing the alignment of equity compensation arrangements for non-employee directors, officers, and employees and Stockholders' interests. These provisions include, but are not limited to, the following:

No Discounted Awards.    We cannot grant awards that have an exercise price less than the fair market value on the grant date.

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PROPOSAL 4: APPROVAL OF THE PERFORMANCE AND INCENTIVE PAY PLAN

No Repricing Without Stockholder Approval.    We cannot, without Stockholder approval, reduce the exercise price of an award (except for adjustments in connection with certain unusual or non-recurring events, including a Company reorganization or recapitalization), whether through amendment, exchange, cancellation and re-grant, repurchase or other method.

No Evergreen Provision.    There is no evergreen feature under which the shares of common stock authorized for issuance under the Plan can be automatically replenished.

No Automatic Grants.    The Plan does not provide for "reload" or other automatic grants to participants.

No Transferability.    Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

No Tax Gross-Ups.    The Plan does not provide for any tax gross-ups.

Principal Features of Plan

The principal features of the Plan are summarized below. This summary is not complete, however, and is qualified by the terms of the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Shares Available Under the Plan

The maximum aggregate number of shares of common stock available for issuance under the Plan is four million (4,000,000) of 3.8% of the number of shares of common stock outstanding as of March 5, 2014. Shares subject to an award may be authorized and unissued shares or treasury shares. If an award under the Plan expires or becomes unexercisable without having been exercised in full, or is settled in cash, the unissued shares which were subject to the award will become available for future grant under the Plan. However, shares that have actually been issued under the Plan will not be returned to the Plan and will not be available for future distribution under the Plan.

Plan Administration

The Plan is administered by the Compensation Committee of the Board. The Compensation Committee has the exclusive authority, subject to the terms and conditions set forth in the Plan, to determine all matters relating to the Plan and awards under the

Plan, including the selection of individuals to be granted an award, the type of award, the number of shares of common stock subject to an award, and all terms, conditions, restrictions and limitations, if any, including, without limitation, vesting, acceleration of vesting, holding requirements or sale restrictions, exercisability, termination, substitution, cancellation, forfeiture, or repurchase of an award and the terms of any instrument that evidences the award. The Compensation Committee may, however, delegate to the Chief Executive Officer of the Company or to any other committee of the Company the authority to make certain decisions under the Plan, except that only the Compensation Committee may make any determinations regarding awards to individuals who are subject to Section 16 of the Exchange Act.

Term

The Plan will become effective upon the approval of the Company's Stockholders and shall continue in effect for a term of 10 years, unless sooner terminated pursuant to its provisions.

Eligibility

Awards under the Plan may be granted to employees (including officers), directors and consultants of the Company, its subsidiaries and affiliates. If otherwise eligible, an employee, director or consultant who has been granted an award under the Plan may be granted other awards. While there are currently approximately 40 individuals who are eligible to receive awards under the Plan, it is not possible to estimate the number of additional individuals who may become eligible to receive awards under the Plan from time to time.

Limitations on Awards Granted to Participants

The maximum number of shares of common stock that may be granted to any director pursuant to an award under the Plan intended to qualify as performance-based compensation in any calendar year shall be equal to (x) three hundred thousand (300,000) divided by (y) the fair market value of a share of common stock on the date of grant. The Plan limits participation by Insiders (as such term is defined in the Plan) such that the number of common stock issued and issuable at any time to Insiders within a 1-year period, under the Plan and any other security based compensation arrangement, does not exceed 10% of the total issued and outstanding common stock of the Company.

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PROPOSAL 4: APPROVAL OF THE PERFORMANCE AND INCENTIVE PAY PLAN

Awards

The Plan is broad-based and flexible, providing for awards to be made in the form of (a) restricted stock and restricted stock units, (b) incentive stock options, which are intended to qualify under Section 422 of the Code, (c) non-qualified stock options, which are not intended to qualify under Section 422 of the Code, (d) stock appreciation rights, (e) performance shares, (f) performance units, (g) other stock-based awards which relate to or serve a similar function to the awards described above, or (h) cash-based incentive awards subject to performance measures. Awards may be made on a standalone, combination or tandem basis. Additional information about some of the awards is set forth below.

Restricted Stock and Restricted Stock Units

Awards of Restricted Stock and Restricted Stock Units.    Awards of restricted stock are shares of common stock awarded to the participant, all or a portion of which are subject to a period of restriction set by the Compensation Committee during which the participant shall not be permitted to sell, transfer or pledge the restricted stock. Restricted stock units are rights to receive shares of common stock, cash or a combination thereof, subject to a period of restriction set by the Compensation Committee. The period of restriction for both restricted stock and restricted stock units may be based on time of service, the achievement of specific performance goals, or such other factors as the Compensation Committee may determine.

Rights as a Stockholder.    Subject to any restrictions set forth in the award agreement, a participant that receives restricted stock will possess all of the rights of a holder of common stock of the Company, including the right to vote and receive dividends on the same basis and on the same payment dates as all other issued and outstanding shares of common stock. A participant that receives restricted stock units shall not have any of the rights of a Stockholder of the Company; however, the Compensation Committee may grant dividend equivalents with respect to any restricted stock units subject to such terms and conditions as it may determine. Any dividends or dividend equivalents with respect to awards that contain vesting restrictions based on the achievement of specific performance goals shall only be paid when and to the extent the underlying award vests.

Termination of Employment or Director or Consultant Relationship.    Unless otherwise set forth in the award

agreement, upon termination of employment or a director or consultant relationship for any reason during the restricted period, the participant will forfeit the right to the shares of restricted stock or the restricted stock units to the extent that the applicable restrictions have not lapsed at the time of such termination.

Stock Options

Types.    Stock options may be granted under the Plan to directors and consultants in the form of non-qualified stock options and to employees in the form of incentive stock options or non-qualified stock options.

Exercise Price.    The per share exercise price for shares underlying stock options will be determined by the Compensation Committee, provided that the exercise price must be at least equal to 100% of the fair market value per share of common stock on the date of grant. Under the Plan, fair market value is deemed to be the closing price of a share of common stock on either the NYSE MKT LLC or the Toronto Stock Exchange (whichever has the greatest trading volume on such day), or if the common stock is not traded on a securities exchange, fair market value shall be deemed to be the average of the high bid and low asked prices of a share of common stock in the over-the-counter market. In the case of an incentive stock option granted to an employee who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries or affiliates, the per share exercise price must be at least equal to 110% of the fair market value per share of common stock on the date of grant.

Term of Option; Vesting.    The term during which a stock option may be exercised will be determined by the Compensation Committee, provided that no stock option will be exercisable more than 10 years from the date of grant. In the case of an incentive stock option granted to an employee who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries or affiliates, the term of such stock option may not be more than 5 years. Notwithstanding the foregoing, an option held by a participant will be subject to a limited extension not exceeding 10 business days in the event that the expiration date of the option held by a participant falls within a trading "blackout" period imposed by the Company and applicable to the participant. The Compensation Committee has full authority, subject to the terms of the Plan, to determine the vesting period with respect to any stock option granted to a participant.

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PROPOSAL 4: APPROVAL OF THE PERFORMANCE AND INCENTIVE PAY PLAN

Stock Appreciation Rights

Type.    The Compensation Committee may grant to an employee, director or consultant, independently or in connection with a stock option award, a right to receive the excess of the fair market value of shares of the Company's common stock on the date the stock appreciation right is exercised over the fair market value of such shares on the date the stock appreciation right was granted. Such spread may be paid, in the Compensation Committee's sole discretion, in cash or common stock or a combination of both.

Term of Stock Appreciation Rights.    The term during which a stock appreciation right may be exercised will be determined by the Compensation Committee, provided that no stock appreciation right will be exercisable more than 10 years from the date of grant. Notwithstanding the above, a stock appreciation right held by a participant will be subject to a limited extension not exceeding 10 business days in the event that the expiration date of the stock appreciation right held by a participant falls within a trading "blackout" period imposed by the Company and applicable to the participant.

Other Awards

Performance Awards.    The Compensation Committee may grant performance awards to employees, directors or consultants based on the performance of a participant over a specified period. Such performance awards may be awarded contingent upon future performance of the Company or its affiliates or subsidiaries during that period. A performance award may be in the form of common stock or the right to receive shares of common stock. Performance awards may be paid, in the Compensation Committee's sole discretion, in cash or common stock or a combination of both. Each performance award will have an initial value either based on one share of common stock on the date of grant or as established by the Compensation Committee on the date of grant. Unless otherwise provided in an award or by the Compensation Committee, performance awards terminate if the participant does not remain an employee, director or consultant of the Company, or its affiliates or subsidiaries, at all times during the applicable performance period.

Other Stock-Based Awards.    The Compensation Committee may grant, in its sole discretion, other stock-based awards which are related to or serve a similar function to the awards described above.

Cash-Based Incentive Awards.    The Compensation Committee may grant cash-based incentive awards to employees based on the objective performance of a participant over a specified period. The Compensation Committee may adopt from time to time written policies and guidelines for its implementation of cash-based incentive awards.

Material Terms of Performance Goals for Performance-Based Compensation

Under Section 162(m) of the Code, in order for the Company to deduct compensation in excess of $1,000,000 that is paid in any year to any "covered employee," such compensation must be treated as "performance-based," within the meaning of Section 162(m) of the Code. A "covered employee" is defined under Section 162(m) of the Code as a company's principal executive officer or any of such company's three other most highly compensated executive officers named in the Proxy Statement (other than the principal executive officer or principal financial officer). Article 13 of the Plan sets forth the procedures the Compensation Committee should follow to avoid the deductibility limitations of Section 162(m) of the Code when making long-term incentive awards under the Plan to current covered employees and employees whom the Compensation Committee anticipates may become covered employees between the time of grant and payment of the award. However, there can be no guarantee that amounts payable under the Plan will be treated as performance-based compensation and the Company reserves the flexibility to pay non-deductible compensation when necessary to achieve our compensation objectives.

Among other things, in order for an award under the Plan to be treated as performance-based compensation that is not subject to the $1,000,000 cap, stockholder approval of the material terms of the performance goals is required at least every five years. The material terms include the employees eligible to receive the compensation, a description of the performance criteria and the maximum amount of compensation that may be paid to any one employee. A description of the material terms for performance-based compensation in the Plan follows.

Employees Eligible to Receive Compensation.    A performance-based award under the Plan may be granted to employees (including officers) of the Company, its subsidiaries and affiliates.

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PROPOSAL 4: APPROVAL OF THE PERFORMANCE AND INCENTIVE PAY PLAN

Stock Options and Stock Appreciation Rights.    Stock options (both incentive stock options and non-qualified stock options) are intended to constitute performance-based compensation, as the amount of compensation an employee may receive with respect to an award is based solely on the increase in the value of the underlying shares after the date of grant.

Performance Measures.    When making an award under the Plan other than an award of a stock option or SAR, the Compensation Committee may designate the award as "performance-based" compensation which means that performance measures must be satisfied in order for an employee to receive any compensation with respect to such award. Performance-based compensation may be made in the form of restricted stock, restricted stock units, performance shares, performance units, other stock-based awards or cash-based incentive awards. Article 13 of the Plan includes the performance measures the Compensation Committee has adopted, subject to stockholder approval, for a performance-based compensation award which shall consist of objective tests based on one or more of the following:

•
production and sales volumes of gold and/or silver,

•
revenue,

•
revenue growth,

•
cost of goods sold per ounce,

•
costs of production,

•
capital expenditures,

•
resource growth (all categories),

•
resources conversion (measured and indicated),

•
cash flow from operations,

•
net income,

•
operating income (before or after taxes),

•
gross profits,

•
earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization ("EBITDA"), adjusted EBITDA or other similar measures),
•
earnings per share,

•
cash flow or cash flow per share (before or after dividends),

•
stockholder equity,

•
cash flow return on investment,

•
return on equity,

•
total stockholder return,

•
return on assets or net assets,

•
return on capital (including return on total capital or return on invested capital),

•
corporate regulatory compliance or achievements,

•
mine costs compared to budget,

•
improvement in or attainment of expense levels or working capital levels,

•
health and safety,

•
environmental compliance,

•
business expansion and strategic initiatives,

•
selected mining initiatives,

•
mine development,

•
drilling and exploration initiatives,

•
feasibility studies,

•
appreciation in and/or maintenance of the price of the shares of common stock or any other publicly-traded securities of the Company,

•
comparisons with various stock market indices,

•
recruiting and maintaining personnel,

•
implementation, completion or attainment of measurable objectives with respect to corporate development or projects, and

•
acquisitions and divestitures.

Performance measures may be measured solely upon the Company's performance or the performance of a

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PROPOSAL 4: APPROVAL OF THE PERFORMANCE AND INCENTIVE PAY PLAN

subsidiary, division, business segment or business unit of the Company. Further, performance measures may be based upon the relative performance of the Company to other companies or upon comparisons of any of the indicators of performance relative to other companies. The measure for any such award may exclude charges related to an event or occurrence which the Compensation Committee determines should appropriately be excluded, such as restructurings, discontinued operations, extraordinary items, events not directly related to the operations of the Company or not within the reasonable control of management, and the cumulative effects of tax or accounting changes. In order to qualify as performance-based compensation under Section 162(m) of the Code, the performance measures for a performance period of less than 360 days will be established before 25% of such performance period has elapsed.

Per Participant Annual Award Limits.    For awards designed to qualify as performance-based compensation, the aggregate maximum number of shares of common stock that may be subject to awards of (i) restricted stock or restricted stock grants in any one year to any one participant is 500,000, (ii) stock options or SARs granted in any one year to any one participant is 600,000, (iii) performance shares or performance units grants in any one year to any one participant is 500,000, and (iv) other stock-based award grants in any one year to any one participant is 200,000. The aggregate maximum amount of cash-based award grants designed to qualify as performance-based compensation in any one year to any one participant is $5,000,000.

Other Provisions

Termination, Amendment and ERISA Status.    The Plan provides that the Board may generally alter, amend, modify, suspend or terminate the Plan without Stockholder approval and the Compensation Committee may make appropriate adjustments in the terms of awards granted under the Plan, so long as any such amendment does not impair the rights of any award recipient without the recipient's consent. Notwithstanding the above, Stockholder approval is required for any Plan amendment when required by applicable United States or Canadian federal, state, provincial and local laws and rules, The Plan is not subject to the provisions of ERISA. For greater certainty, the Company shall submit for Stockholder approval (or disinterested Stockholder approval, if applicable) any amendment of the Plan that would:

•
reduce the exercise price that would benefit an Insider;

•
extend the term of awards granted under the Plan that would benefit an Insider;

•
remove or exceed the insider participation limits;

•
increase the maximum number of shares of common stock for which awards may be granted under the Plan; and

•
amend the amendment provisions of the Plan.

Antidilution Provisions.    Subject to any required action by the Stockholders of the Company, the number of shares of common stock covered by each outstanding award (and the terms and conditions of, the criteria included in, and the purchase or exercise price thereof), and the number of shares of common stock which have been authorized for issuance under the Plan but as to which no awards have yet been granted (or which have been returned to the Plan upon cancellation or expiration of an award) will be proportionately adjusted to prevent unintended dilution or enlargement of rights in the event of any reorganization, recapitalization, reclassification, special cash dividend, stock dividend, stock split, or reverse stock split of the common stock or other similar transaction.

Withholding Obligations.    The Company may take such steps as are considered necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority to withhold in connection with any award under the Plan, including through the withholding of all or any portion of any payment, the withholding from the shares of Common Stock to be issued under the Plan the minimum number of such shares sufficient to satisfy such withholding obligation, or the sale of minimum number of shares of Common Stock to be issued under the Plan sufficient to satisfy such withholding obligation to a broker of the Company's choosing.

Change in Control.    In the event of a change in control of the Company, the Compensation Committee will have the discretion to terminate, cancel or accelerate the vesting of any or all awards that are not vested, and remove any restrictions and to terminate any repurchase rights existing with respect to any or all awards, as of the date of such change in control. All

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PROPOSAL 4: APPROVAL OF THE PERFORMANCE AND INCENTIVE PAY PLAN

outstanding awards will be subject to any agreement, reorganization or other corporate transaction effecting such change in control, which agreement shall contain one or more of the conditions prescribed in the Plan. In the absence of any agreement, reorganization or other corporate transaction effecting such change in control, each share of common stock subject to an outstanding award shall, depending on whether the exercise price is less than, equal to or exceeds, the change in control price, be settled for a price pursuant to the provisions of the Plan or terminated and cancelled, respectively. Subject to certain conditions, a participant's entitlement to payment in the event of a change in control of the Company will be forfeited on the date that is six months following such change in control.

New Plan Benefits

The benefits under the Plan that will be received by or allocated to participants are not currently determinable. Such awards are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them. Information about awards granted in 2013 under the Former Plans to our named executive officers can be found in the table under the heading "2013 Grants of Plan-Based Awards" in this Proxy Statement.

Equity Compensation Plan Information

Information about our outstanding equity awards and shares available under for future awards under the Company's equity plans as of December 31, 2013 can be found in the table under the heading "Equity Compensation Plans as of December 31, 2013" in this Proxy Statement.

Certain United States Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of the receipt by a participant that is treated as a resident of the United States of restricted stock and restricted stock units, the grant and exercise of stock options awarded under the Plan and the subsequent disposition of shares acquired upon such exercise and the receipt of certain other awards under the Plan. This summary is based upon the provisions of the Code in effect on the date of this Proxy Statement, current regulations adopted and proposed thereunder and existing judicial decisions, as well as administrative rulings and pronouncements of the Internal Revenue Service (all of which are subject to change, possibly with retroactive effect). This summary is not intended to be exhaustive and does not describe all federal or any foreign, state or local tax laws. Furthermore, the general rules discussed below may vary, depending upon the personal circumstances of the individual holder. Accordingly, participants should consult a tax advisor to determine the income tax consequences of any particular transaction.

Taxation of Restricted Stock.    In general, except in the case of a Section 83(b) election (as discussed below), a participant will not incur any tax upon the grant of shares of common stock which are subject to a substantial risk of forfeiture. However, when the restrictions lapse or the shares become freely transferable, the participant will recognize ordinary income equal to the fair market value of the applicable shares at such time less the amount, if any, paid for such shares, unless the participant has made a Section 83(b) election with respect to such shares or has elected to defer receipt of such shares, as discussed below.

If a participant makes a Section 83(b) election within 30 days of a grant of restricted stock, the participant will recognize ordinary income at the time of grant in an amount equal to the difference between the fair market value of the restricted shares on the grant date and the amount, if any, paid for such restricted shares. If the participant makes such an election, he or she will not recognize any further income with respect to such shares solely as a result of a later lapse of the restrictions.

If a participant holds the restricted stock as a capital asset after the earlier of either (1) the vesting of such restricted stock or (2) the making of a timely Section 83(b) election with respect to such restricted stock, any subsequent gain or loss will be taxable as long-term or short-term capital gain or loss, depending upon the holding period. For this purpose, the basis in the restricted stock generally will be equal to the sum of the amount (if any) paid for the restricted stock and the amount included in ordinary income as a result of the vesting event or Section 83(b) election, as applicable; provided, however, that, if a participant forfeits restricted stock with respect to which a Section 83(b) election was made prior to vesting, the participant's capital loss is limited to the amount (if any) paid for such restricted stock.

A participant who elects, in accordance with the requirements of the Plan, to defer receipt of shares of restricted stock generally will not be subject to tax until such time as the shares are received or otherwise made

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PROPOSAL 4: APPROVAL OF THE PERFORMANCE AND INCENTIVE PAY PLAN

available (no later than termination of service). Such election must be made before the shares are issued to the employee and no later than 30 days after the award date and at least 12 months before the shares for which receipt is to be deferred would become vested. The amount of such taxable income will be the fair market value of the shares at the time when such shares are actually received or otherwise made available less the amount, if any, paid for such shares. Any subsequent gain or loss would be taxable as long-term or short-term capital gain or loss, depending upon the holding period, assuming such shares are held as a capital asset.

In general, at the time a participant recognizes ordinary income with respect to the restricted stock, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, which deduction may be limited by Section 162(m) of the Tax Code.

Taxation of Restricted Stock Units; Stock Appreciation Rights; Performance Shares and Performance Units.    In general, a participant will not incur any tax upon the grant of either restricted stock units, stock appreciation rights, performance shares or performance units. However, when the restrictions lapse, the participant will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of any property received.

Taxation of Non-Qualified Stock Options.    In general, a participant will not recognize any income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, however, a participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the non-qualified option stock on the date of exercise over the exercise price (i.e., the "spread") and the Company will generally be entitled to a deduction in an equal amount.

Upon subsequent sales of shares obtained through the exercise of non-qualified stock options, the participant may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets in the participant's hands. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose generally will be the sum of the exercise price and the amount of ordinary income recognized by the participant as a result of exercise.

Taxation of Incentive Stock Options.    A participant who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the participant to the alternative minimum tax. If the shares acquired upon exercise are sold after the expiration of two years from the grant of the option and one year after exercise of the option, any gain or loss is treated as a long-term capital gain or loss. If these holding periods are not satisfied, the participant recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (1) the fair market value of the shares at the date of the option exercise or (2) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. The Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the participant.

Taxation of Other Stock-Based Awards.    Other awards may be granted under the Plan. Since the amount, character and timing of income recognized in connection with such awards will vary depending upon the specific terms and conditions of such awards, no information regarding the tax consequences of the receipt of such awards may be provided at this time.

Taxation of Cash-Based Incentive Awards.    Cash-based incentive awards may be granted under the Plan. Since the amount, character and timing of income recognized in connection with such awards will vary depending upon the specific terms and conditions of such awards, no information regarding the tax consequences of the receipt of such awards may be provided at this time.

Tax Withholding.    The obligations of the Company under the Plan are conditioned upon proper arrangements being in place with participants in the Plan for the payment of withholding tax obligations. In the discretion of the Compensation Committee, certain withholding tax obligations may be settled with shares of common stock, including shares that are part of the award that gives rise to the withholding obligation.

Resolution

The text of the resolution to be submitted to Stockholders at the Annual Meeting with respect to this proposal,

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PROPOSAL 4: APPROVAL OF THE PERFORMANCE AND INCENTIVE PAY PLAN

subject to amendments, variations or additions as may be approved at the Annual Meeting, is set forth below:

"NOW THEREFORE BE IT RESOLVED THAT:

1.     the Company cease to issue new awards of securities pursuant to the RSU Plan and 2007 Option Plan;

2.     a new omnibus incentive plan (the "Performance and Incentive Pay Plan") substantially in the form attached hereto (as Schedule "A" to this proxy) be authorized and approved as the securities-based compensation plan of the Company;

3.     an aggregate of four million (4,000,000) shares of common stock of the Company be authorized for issuance under the Performance and Incentive Pay Plan, subject to any limitations imposed by applicable regulation, laws, rules and policies; and

4.     any director or officer of the Company is hereby authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise and to deliver or to cause to be delivered, all such other deeds, documents, instruments and assurances and to do or cause to be done all such other acts as in the opinion of such director or officer of the Company may be necessary or desirable to carry out the terms of the foregoing resolutions."

VOTE REQUIRED

Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum. However, broker non-votes will not be treated as votes cast and, therefore, will have no effect on the approval of the Plan. Abstentions will have the effect of a vote against the proposal.

Allied Nevada Gold Corp. | PROXY STATEMENT 65

IMPORTANT INFORMATION TO KNOW

Availability of Certain Documents

The Code of Business Conduct and Ethics and the Charters for the Audit, Compensation, Nominating, Governance and Technical Committees of the Company's Board of Directors are published on our website at www.alliednevada.com. The Company is not including the information contained on or available through its website as a part of, or incorporating such information by reference into, this Proxy Statement. The Notice of Annual Meeting of Stockholders, the Company's 2013 Annual Report on Form 10-K, including financial statements, and this Proxy Statement are available through the SEC's website at www.sec.gov, through the Company's website at www.alliednevada.com and through www.sedar.com.

"Householding" of Proxy Materials

We have adopted a procedure that permits us and brokerage firms to send one copy of our 2013 Annual Report and this Proxy Statement and accompanying materials to multiple Stockholders who share the same address, unless we receive contrary instructions from a Stockholder.

In the event that a Stockholder wishes to receive a separate copy of this Proxy Statement and accompanying materials for the 2014 Annual Meeting of Stockholders, the Company's 2013 Annual Report on Form 10-K, or any future proxy materials or annual reports, the Stockholder may promptly receive separate copies by written or oral request to Tracey Thom, VP, Investor Relations, at (775) 358-4455, 9790 Gateway Drive, Suite 200, Reno, Nevada 89521. Stockholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner. Stockholders holding shares through a broker can request a single copy by contacting the broker.

Stockholder Proposals for the 2014 Annual Meeting

In order to be considered for inclusion in our Proxy Statement and form of proxy for next year's Annual Meeting of Stockholders, proposals of Stockholders intended to be presented at next year's Annual Meeting of Stockholders must be delivered to or mailed and received at our principal executive offices not later than the close of business on November 19, 2014. A Stockholder of the Company may wish to have a proposal presented at next year's Annual Meeting of Stockholders, including a proposal to nominate a person for election to the Board of Directors, but not to have such proposal included in our Proxy Statement and form of proxy relating to that meeting. Under our By-laws, for notice of any such proposal to be timely, the notice must be received by us at our principal executive offices no earlier than January 1, 2015 and no later than January 31, 2015. If the notice is not received within such time period, we will have the right to exercise discretionary authority with respect to the inclusion of such proposal at the Annual Meeting. As required under our By-laws, Stockholder proposals are to be directed to Rebecca A. Rivenbark, our VP Human Resources, General Counsel and Corporate Secretary, at our address set forth on the first page of this Proxy Statement and are required to set forth the following:

•
as to each matter the Stockholder proposes to bring before the Annual Meeting (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, and (ii) any material interest of the Stockholder in such business;

•
as to the Stockholder giving the notice (i) the name and record address of the Stockholder and (ii) the class, series and number of shares of capital stock of the Company which are beneficially owned by the Stockholder; and

•
any other information that is required to be provided by the Stockholder pursuant to Regulation 14A under the Exchange Act in his or her capacity as a proponent of a Stockholder proposal.

Voting Results

The results of the voting at the 2014 Annual Meeting of Stockholders will be reported in a Current Report on Form 8-K and filed with the SEC within four business days after the end of the meeting.

66 Allied Nevada Gold Corp. | PROXY STATEMENT

ALLIED NEVADA GOLD CORP. 9790 GATEWAY DRIVE, SUITE 200 RENO, NEVADA 89521
VOTE BY INTERNET
Use the Internet to transmit your voting instructions and for electronic delivery of information until 6:00 a.m. Pacific Daylight Time on May 1, 2014 at the website address listed on the enclosed "Stockholder Meeting Notice." Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE
Use any touch-tone telephone to transmit your voting instructions until 6:00 a.m. Pacific Daylight Time on May 1, 2014 at the number listed on the enclosed "Stockholder Meeting Notice." Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the enclosed, postage-paid envelope.

Allied Nevada Gold Corp. | PROXY STATEMENT 67

Appendix A

ALLIED NEVADA GOLD CORP.

PERFORMANCE AND INCENTIVE PAY PLAN

Allied Nevada Gold Corp. | PROXY STATEMENT A-1

A-2 Allied Nevada Gold Corp. | PROXY STATEMENT

(Continued)

Allied Nevada Gold Corp. | PROXY STATEMENT A-3

(Continued)

A-4 Allied Nevada Gold Corp. | PROXY STATEMENT

ALLIED NEVADA GOLD CORP.
PERFORMANCE AND INCENTIVE PAY PLAN

1.  PURPOSE OF PLAN

The Corporation has adopted this Plan to promote the interests of the Corporation, its Affiliated Entities and its stockholders by using stock-based and cash-based incentives to attract, retain and motivate its management and other persons, including officers, Directors, key employees and certain Consultants, to encourage and reward such persons' contributions to the performance of the Corporation and to align their interests with the interests of the Corporation's stockholders.

2.  DEFINITIONS

Capitalized terms used in the Plan and not otherwise defined shall have the meanings set forth below:

"Affiliated Entity" means any corporation or other entity controlled by the Corporation and designated by the Committee as such.

"Associate" where used to indicate a relationship with any person or company means: (i) any company of which such person or company beneficially owns, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of the company for the time being outstanding; (ii) any partner of that person or company; (iii) any trust or estate in which such person or company has a substantial beneficial interest or as to which such person or company serves as trustee or in a similar capacity; (iv) any relative of that person who resides in the same home as that person; (v) any person who resides in the same home as that person and to whom that person is married, or any person of the opposite sex or the same sex who resides in the same home as that person and with whom that person is living in a conjugal relationship outside marriage; or (vi) any relative of a person mentioned in clause (v) who has the same home as that person.

"Award" or "Awards," except where referring to a particular category or grant under the Plan, shall include Restricted Stock, Restricted Stock Units, Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Performance Shares, Performance Units, Other Stock-Based Awards and Cash-Based Incentive Awards.

"Award Agreement" means either one of the following, in such form as the Committee shall from time to time approve: (i) an agreement entered into by the Corporation and a Participant setting forth the terms and provisions applicable to an Award; or (ii) a written or electronic statement issued by the Corporation to a Participant describing the terms and provisions of an Award. The Committee may provide for the use of non-paper Award Agreement(s) and acceptance and other actions related thereto that involve the use of electronic, internet, intranet or other non-paper means.

"Board" or "Board of Directors" means the board of directors of the Corporation.

"Canadian Taxpayer" means (i) a Participant who is a resident of Canada for purposes of the Tax Act or (ii) a Participant who has exercised employment duties in Canada and whose Award is subject to tax under the Tax Act.

"Cash-Based Incentive Award" means an Award payable in cash as provided pursuant to Article 12.

"Cause" shall mean, with respect to any Participant, (i) any material breach of any agreement with the Corporation, any Subsidiary of the Corporation or an Affiliated Entity, including any restrictive covenant set forth therein, that, if curable, remains uncured for thirty (30) days following written notice from the Corporation; (ii) any act of dishonesty, fraud, theft, embezzlement, fraud or misappropriation of funds with respect to the Corporation, any Subsidiary of the Corporation or an Affiliated Entity (including acceptance of any bribes or kickbacks or other acts of self-dealing); (iii) the commission of a felony or a crime involving moral turpitude; (iv) any intentional, grossly negligent or unlawful misconduct or other willful act or omission that causes material harm to the standing, business or reputation of the Corporation, any Subsidiary of the Corporation or an Affiliated Entity; (v) such Participant's repeated failure to perform his or her duties to, or to comply with lawful directives, rules or policies, of the Corporation, any Subsidiary of the

Allied Nevada Gold Corp. | PROXY STATEMENT A-5

Corporation or an Affiliated Entity; (vi) the violation of any law regarding employment discrimination or sexual harassment; (vii) the unauthorized dissemination of confidential information of the Corporation or any Subsidiary of the Corporation; (viii) any material misrepresentation or materially misleading omission in any resume or other information regarding such Participant (including such Participant's work experience, academic credentials, professional affiliations or absence of criminal record) provided by or on behalf of such Participant when applying for employment with the Corporation, any Subsidiary of the Corporation or an Affiliated Entity; (ix) the Participant's repeated and consistent underperformance based on formal feedback; (x) the Participant's insubordination and/or breach of Corporation ethics; or (xi) the Participant's refusal or failure to perform specific directives of the Board or any officer or employee to whom such Participant reports to the extent that such directives are lawful and consistent with the scope and nature of the Participant's duties and responsibilities as an employee or contractor of the Corporation. A Participant's employment or engagement with the Corporation also shall be deemed terminated for Cause if the Participant resigns from the Corporation and the Board or the Committee determines in good faith, either before, at the time of, or after such termination, that one or more of the events described above existed as of the time of such resignation. Notwithstanding the foregoing, if the Participant and the Corporation or the Affiliated Entity have entered into an employment or services agreement that defines the term "Cause" (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of the Plan.

"Change in Control" shall mean the occurrence of any of the following events, each of which shall be determined independently of the others:

      (i)    any Person (as defined herein) becomes a "beneficial owner" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of at least 30% of the stock of the Corporation entitled to vote in the election of directors of the Corporation. For purposes of this definition, the term "Person" is used as such term is used in Sections 13(d) and 14(d) of the Exchange Act;

      (ii)   the individuals who are Continuing Directors (as hereinafter defined) of the Corporation cease to constitute a majority of the members of the Board of Directors. For purposes of this definition, "Continuing Directors" shall mean the members of the Board on the Effective Date, provided that any person becoming a member of the Board of Directors subsequent to the Effective Date whose election or nomination for election was supported by at least a majority of the directors who then comprised the Continuing Directors shall be considered to be a Continuing Director;

      (iii)   the stockholders of the Corporation adopt and consummate a plan of complete or substantial liquidation or an agreement providing for the distribution of all or substantially all of the assets of the Corporation;

      (iv)  the Corporation is a party to a merger, consolidation, amalgamation, plan of arrangement, other form of business combination or a sale of all or substantially all of its assets, with an unaffiliated third party, unless the business of the Corporation following consummation of such merger, consolidation, amalgamation, plan of arrangement or other business combination is continued following any such transaction by a resulting entity (which may be, but need not be, the Corporation) and the stockholders of the Corporation immediately prior to such transaction hold, directly or indirectly, at least 30% of the voting power of the resulting entity; provided, however, that a merger, consolidation, amalgamation, plan of arrangement or other business combination effected to implement a recapitalization of the Corporation (or similar transaction) shall not constitute a Change in Control; or

      (v)   there is a change in control of the Corporation of a nature that is reported in response to item 5.01 of Current Report on Form 8-K or any similar item, schedule or form under the Exchange Act, as in effect at the time of the change, whether or not the Corporation, is then subject to such reporting requirements.

"Change in Control Price" means, if the Change in Control is the result of a tender or exchange offer, merger or other corporate transaction, the highest price per share of Common Stock paid in such tender or exchange offer, merger or other corporate transaction. Otherwise, "Change in Control Price" means the Fair Market Value of a share of Common Stock upon the Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

A-6 Allied Nevada Gold Corp. | PROXY STATEMENT

"Code" means the U.S. Internal Revenue Code of 1986, as amended.

"Committee" means the Compensation Committee consisting of two or more members of the Board, each of who shall meet the requirements for (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act; (ii) an "outside director" within the meaning of Section 162(m); and (iii) an "independent director" under the NYSE MKT and other applicable listing rules and any other required independence standards.

"Common Stock" means the common stock of the Corporation.

"Corporation" means Allied Nevada Gold Corp., a Delaware corporation.

"Consultant" means any consultant or advisor if:

    (a)  the consultant or advisor renders bona fide services to the Corporation or any Affiliated Entity for a period of at least 12 months and, in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliated Entity;

    (b)  the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Corporation's securities; and

    (c)  the consultant or advisor is a natural person who has contracted directly with the Corporation, any Subsidiary of the Corporation or an Affiliated Entity to render such services under a written contract.

"Covered Employee" means any Employee who is or may become a "covered employee," as defined in Section 162(m).

"Deferred Payment Date" means, for a Participant, the date after the Period of Restriction to which the Participant has elected to defer payment with respect to a Restricted Stock Unit Award.

"Director" means a member of the Board of Directors who is not an Employee (including any director who has retired as an Employee).

"Effective Date" means the date upon which the Plan is approved by the stockholders of the Corporation.

"Eligible Person" means any Employee, Director or Consultant of the Corporation, any Subsidiary of the Corporation or of any Affiliated Entity.

"Employee" means any officer or other employee of the Corporation, any Subsidiary of the Corporation or any Affiliated Entity.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Exercise Price" means the price at which the shares of Common Stock underlying an Option or SAR may be purchased upon exercise thereof.

"Expiration Date" means the tenth (10th) anniversary of the Effective Date.

"Fair Market Value" as of any date shall be deemed to be the closing price of a share of Common Stock on either the NYSE MKT or the Toronto Stock Exchange ("TSX") (whichever has the greatest trading volume on such day), or if the Common Stock is not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of a share of Common Stock in the over-the-counter market.

"Incentive Stock Option" or "ISO" means a Stock Option that qualifies as an incentive stock option under Section 422 of the Code.

Allied Nevada Gold Corp. | PROXY STATEMENT A-7

"Insider" means:

    (a)  the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer of the Corporation, of a Significant Stockholder of the Corporation or of a major Subsidiary of the Corporation;

    (b)  a Director, or a director of a Significant Stockholder of the Corporation or of a major Subsidiary of the Corporation;

    (c)  a person or company responsible for a principal business unit, division or function of the Corporation;

    (d)  a Significant Stockholder of the Corporation;

    (e)  a Significant Stockholder based on post-conversion beneficial ownership of the Corporation's securities and the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer and every director of the Significant Stockholder of the Corporation based on post-conversion beneficial ownership;

    (f)    a management company that provides significant management or administrative services to the Corporation or a major Subsidiary of the Corporation, every director of the management company, every Chief Executive Officer, Chief Financial Officer and Chief Operating Officer of the management company, and every significant stockholder of the management company;

    (g)  an individual performing functions similar to the functions performed by any of the insiders described in paragraphs (a) to (f); or

    (h)   any other insider that:

      (i)    in the ordinary course receives or has access to information as to material facts or material changes concerning the Corporation before the material facts or material changes are generally disclosed; and

      (ii)   directly or indirectly exercises, or has the ability to exercise, significant power or influence over the business, operations, capital or development of the Corporation.

"Non-qualified Stock Option" means a Stock Option that is not an Incentive Stock Option.

"Option" or "Stock Option" means a right to purchase Common Stock granted under Article 8 to an Eligible Person.

"Other Stock-Based Award" means an equity-based or equity-related Award of a type other than those described in Articles 7 - 10, and which is granted pursuant to Article 11.

"Parent Corporation" means any parent corporation, as defined in Section 424(e) of the Code.

"Participant" means any Eligible Person who has received an Award under the Plan or such Eligible Person's successor in interest.

"Performance-Based Compensation" means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation, if any, paid to Covered Employees.

"Performance Measures" means measures described in Article 13 on which performance goals are based and which are approved by the Corporation's stockholders pursuant to the Plan in order to qualify Awards as Performance-Based Compensation.

"Performance Period" means the period of time during which performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

"Performance Share" means an Award granted to a Participant pursuant to Article 10, denominated in shares of Common Stock, the value of which at the time it is payable is determined based on actual results of the corresponding performance criteria.

A-8 Allied Nevada Gold Corp. | PROXY STATEMENT

"Performance Unit" means an Award granted to a Participant pursuant to Article 10, denominated in units, the value of which at the time it is payable is determined based on actual results of the corresponding performance criteria.

"Period of Restriction" means the period when Restricted Stock or Restricted Stock Units (or other types of Awards as may be applicable) are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or on the occurrence of other events as determined by the Committee, in its discretion), as provided in the Plan and/or the applicable Award Agreement.

"Permanent Disability" shall mean that the Participant becomes physically or mentally incapacitated or disabled so that the Participant is unable to perform substantially the same services as the Participant performed prior to incurring such incapacity or disability (the Corporation, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Corporation and the Participant), and such incapacity or disability continues for a period of three consecutive months or any six months in any 12-month period or such other period(s) as may be determined by the Committee with respect to any Award; provided, however, that if the Participant and the Corporation or the Affiliated Entity have entered into an employment or services agreement which defines the term "Permanent Disability" (or a similar term), such definition shall govern for purposes of determining whether such Participant is subject to a Permanent Disability for purposes of the Plan. Notwithstanding the foregoing, (i) for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 14.2.1 hereof, "Permanent Disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code and (ii) for purposes of an Award subject to Section 409A, "Permanent Disability" shall mean "disabled" as set forth in Section 409A(a)(2)(C) of the Code.

"Plan" means this Performance and Incentive Pay Plan of the Corporation, as amended, supplemented or restated from time to time.

"Plan Term" means the period during which the Plan remains in effect (commencing on the Effective Date and ending on the Expiration Date).

"Reorganization" means any merger, consolidation, sale or other disposition of all or substantially all of the assets of the Corporation or other reorganization.

"Representative" means an executor, administrator, guardian, trustee or other representative of a Participant who has legal authority to exercise such Participant's Options or Stock Appreciation Rights or rights under other types of Awards on behalf of such Participant or such Participant's estate.

"Restricted Stock" means Common Stock granted under the Plan which is subject to certain restrictions and to a risk of forfeiture.

"Restricted Stock Unit" means a right granted under the Plan to receive Common Stock, cash or a combination thereof at the end of a specified period (except that Canadian Taxpayers may only receive Common Stock), which is subject to certain restrictions and to a risk of forfeiture.

"Section 162(m)" means Section 162(m) of the Code and the regulations issued thereunder.

"Section 409A" means Section 409A of the Code and the regulations issued thereunder.

"Significant Stockholder" is a person who, at the time an Award is granted to such person under the Plan, owns more than 10% of the combined voting power of all classes of stock of the Corporation or of any Affiliated Entity (after application of the attribution rules set forth in Treas. Reg. § 1.424-1(d)).

"Stock Appreciation Right" or "SAR" means a right of the type described in Article 9.

"Subsidiary" means any subsidiary corporation as defined in Section 424(f) of the Code.

"Tax Act" means the Income Tax Act (Canada).

Allied Nevada Gold Corp. | PROXY STATEMENT A-9

3.  EFFECTIVE DATE AND TERM OF PLAN

  3.1.    Term of Plan; Amendment and Restatement.    This Plan became effective as of the Effective Date and all Awards shall be governed by the Plan, as amended from time to time in accordance with Article 19. This Plan shall continue in effect until the Expiration Date, at which time the Plan shall automatically terminate. For greater certainty, awards granted by the Corporation prior to the Effective Date shall not be governed by this Plan but shall continue to be governed by the plan or arrangement under which such prior awards were granted.

  3.2.    Effect on Awards.    Awards may be granted during the Plan Term. No Awards may be granted after the Plan Term. Notwithstanding the foregoing, each Award properly granted under the Plan during the Plan Term shall remain in effect after termination of the Plan until such Award has been exercised, terminated or expired, as applicable, in accordance with its terms and the terms of the Plan.

  3.3.    Stockholder Approval.    This Plan was submitted for approval by the Corporation's stockholders on May 1, 2014.

4.  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

  4.1.    Number of Shares Available for Awards.

    4.1.1.    Share Authorization.    Subject to adjustment as provided in Section 4.3, the maximum number of shares of Common Stock available for issuance to Participants under the Plan on or after the Effective Date (the "Share Authorization") shall be four million (4,000,000) shares, which may be issued entirely through Incentive Stock Options or through a combination of any one or more of the forms of Awards permitted under the Plan. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

    4.1.2.    Shares Available for Future Grant.    Shares of Common Stock covered by an Award shall only be counted against the Share Authorization to the extent they are actually issued, provided, that, if any shares of Common Stock subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of shares of Common Stock subject to such Award, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to such Award (including on payment in shares of Common Stock on exercise of a Stock Appreciation Right), such shares of Common Stock shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be available again for grant under the Plan. In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Corporation, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Corporation, then in each such case the shares of Common Stock so tendered or withheld shall be added to the shares of Common Stock and available again for grant under the Plan for Awards other than Incentive Stock Options.

    4.1.3.    Limit on Grants to Directors.    Subject to Section 4.1.4, the maximum aggregate number of shares of Common Stock that may be granted to Directors under the Plan shall be limited to six hundred thousand (600,000).

    4.1.4.    Limit on Grants to Insiders.    The maximum aggregate number of shares of Common Stock that may be issuable to Insiders under the Plan and all other security based compensation arrangements of the Corporation at any time shall not exceed 10% of the total number of shares of Common Stock then outstanding. The aggregate number of shares of Common Stock that may be issued to Insiders under the Plan and all other security-based compensation arrangements of the Corporation, within a one-year period, shall not exceed 10% of the total number of shares of Common Stock then outstanding.

  4.2.    Annual Award Limits.    The following limits ("Annual Award Limits") shall apply to grants of such Awards under the Plan, subject to any adjustments pursuant to Section 4.3 or 19.2, unless and until the Committee determines that an Award shall not be designed to qualify as Performance-Based Compensation.

A-10 Allied Nevada Gold Corp. | PROXY STATEMENT

      4.2.1.    Restricted Stock or Restricted Stock Units.    The aggregate maximum number of shares of Common Stock that may be subject to Awards of Restricted Stock or Restricted Stock Units granted in any one calendar year to any one Participant shall be five hundred thousand (500,000).

      4.2.2.    Options and SARs.    The aggregate maximum number of shares of Common Stock that may be subject to Awards of Options (including ISOs) or SARs granted in any one calendar year to any one Participant shall be six hundred thousand (600,000).

      4.2.3.    Performance Shares and Performance Units.    The aggregate maximum number of shares of Common Stock that may be subject to Awards of Performance Shares or Performance Units granted in any one calendar year to any one Participant shall be five hundred thousand (500,000).

      4.2.4.    Other Stock-Based Awards.    The aggregate maximum number of shares of Common Stock that may be subject to Other Stock-Based Awards granted in any one calendar year to any one Participant shall be two hundred thousand (200,000).

      4.2.5.    Cash-Based Awards.    The aggregate maximum amount of any Cash-Based Awards granted in any one calendar year to any one Participant shall be five million (5,000,000) dollars.

      4.2.6.    Awards to Directors.    Notwithstanding Section 4.1.3, and subject to Sections 4.2.1 - 4.2.5, the aggregate maximum number of shares of Common Stock that may be granted in any one calendar year to any Director shall be equal to (x) three hundred thousand (300,000) divided by (y) the Fair Market Value of a share of Common Stock on the date of grant.

  4.3.    Adjustments in Authorized Shares.    If the number of outstanding shares of Common Stock is increased or decreased through a Reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in: (i) the number of shares of Common Stock included in the Share Authorization in Section 4.1.1 and the share limitation in Sections 4.1.3 and 4.1.4; (ii) the number of shares of Common Stock that may be issued under outstanding Awards; and (iii) the Award limits specified in Section 4.2. Subject to Section 19.1, in the event that the shares of Common Stock are changed into or exchanged for different kinds of shares or other securities of the Corporation through transactions of the type referenced above, or in the event of an extraordinary cash dividend, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under the Plan and in order to preserve the intended benefits of the Plan, may substitute or adjust, as applicable, the number and kind of shares or other securities that may be issued under the Plan or under particular forms of Awards, the number and kind of shares or securities subject to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

Subject to Section 19.1 and any applicable regulatory approval, the Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods, in order to preserve the intended benefits of the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan. No amendment, modification, suspension or termination may impact the distribution of any Award that is subject to Section 409A or is intended to qualify as Performance-Based Compensation under Section 162(m), except as permitted by such applicable Section.

5.  ADMINISTRATION

  5.1.    General.    The Committee shall be responsible for administering the Plan, subject to this Article 5 and the other provisions of the Plan. The Committee may retain attorneys, consultants, accountants, or other advisors. The Committee, the Corporation, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such advisors. The fees of any such advisors shall be paid by the Corporation. All actions taken and all interpretations and determinations made by the Committee shall be final and binding on the Participants, beneficiaries, the Corporation, any Subsidiary of the Corporation, any Affiliated Entity and all other interested individuals.

Allied Nevada Gold Corp. | PROXY STATEMENT A-11

  5.2.    Authority of the Committee.    The Committee shall have full and, except as otherwise expressly provided in the Plan, exclusive power and discretion: (i) to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or entered into in connection with the Plan, and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper; (ii) to select Participants; (iii) to establish the terms and conditions of all Awards, including the terms and conditions to be set forth in Award Agreements; (iv) to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Corporation; and (v) subject to Article 19, to adopt modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the jurisdictions in which the Corporation and/or its Affiliated Entities operate or may operate.

  5.3.    Delegation.    The Committee, in its sole discretion, may delegate the Committee's authority and duties under the Plan to the Chief Executive Officer of the Corporation, or to any other committee, in either case to the extent permitted under applicable law, under such conditions and limitations as the Board or the Committee may from time to time establish, except that only the Committee may make any determinations regarding Awards to Participants who are subject to Section 16 of the Exchange Act.

  5.4.    No Liability.    No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to the Plan or any Award or any transaction arising under the Plan or any Award, except in circumstances constituting bad faith of such member.

6.  ELIGIBILITY

Only Eligible Persons shall be eligible to receive Awards under the Plan and may be selected from time to time to receive Awards by the Committee, in its sole and absolute discretion.

7.  RESTRICTED STOCK AND RESTRICTED STOCK UNITS

  7.1.    Grant of Restricted Stock and Restricted Stock Units.    The Committee may grant Restricted Stock Awards and/or Restricted Stock Units to any Eligible Persons, except that a Restricted Stock Award may not be granted to an Eligible Person that is a Canadian Taxpayer.

  7.2.    Restricted Stock or Restricted Stock Unit Award Agreement.    Each Award of Restricted Stock and/or Restricted Stock Units shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, the Period(s) of Restriction, the number of shares of Restricted Stock or the number of Restricted Stock Units granted, vesting terms (which can include, without limitation, time-based or performance-based terms) and such other provisions as the Committee shall determine in its discretion.

  7.3.    Other Restrictions.    The Committee may impose such other conditions and/or restrictions on any shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, time-based restrictions, and/or restrictions under applicable laws, rules and regulations or under the requirements of any stock exchange or market upon which such shares of Common Stock are listed or traded, holding requirements or sale restrictions placed on the shares by the Corporation upon vesting of such shares of Restricted Stock or Restricted Stock Units, a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, and/or time-based restrictions on vesting.

Except as otherwise provided in this Article 7, and subject in all cases to the requirements of applicable laws, rules and regulations, shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, shares of Common Stock, or a combination of cash and shares of Common Stock as the Committee, in its sole discretion shall determine, except that Restricted Stock Units shall only be paid in shares of Common Stock to Canadian Taxpayers.

  7.4.    Certificate Retention or Legend.    To the extent that a certificate is issued to evidence shares of Restricted Stock, the Committee may determine in its sole discretion that such certificate shall: (i) be retained by the Corporation until such time as all conditions and/or restrictions applicable to such shares have been satisfied or

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  lapse; and/or (ii) bear a legend such as the following or as otherwise determined by the Committee in its discretion:

      The sale or transfer of shares of Common Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Allied Nevada Gold Corp. Performance and Incentive Pay Plan, and in the associated Award Agreement. A copy of such Plan and Award Agreement may be obtained from Allied Nevada Gold Corp.

  7.5.    Voting Rights.    Issued and outstanding shares of Restricted Stock shall at all times possess the same voting rights as all other issued and outstanding shares of Common Stock. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

  7.6.    Dividends and Dividend Equivalents.    Except as the Committee determines otherwise with respect to a particular Award and as set forth in the applicable Award Agreement, issued and outstanding shares of Restricted Stock shall be entitled to dividends if, as and when declared by the Board with respect to the Corporation's shares of Common Stock on the same basis and on the same payment dates as all other issued and outstanding shares of Common Stock. The Committee may, in its discretion, grant dividend equivalents with respect to any Restricted Stock Units. The terms and conditions of such dividend equivalents, including the rate per Restricted Stock Unit, timing of payment and other requirements, shall be established by the Committee in its discretion, subject to the requirements of Article 18 of the Plan; such dividend equivalents may be paid by crediting the Participant's account with additional Restricted Stock Units, with the number of such additional Restricted Stock Units determined by dividing the amount of the dividend paid on a share of Common Stock by the Fair Market Value of such shares of Common Stock on the date the dividend was paid, multiplied by the number of Restricted Stock Units credited to the Participant's account; provided, however, that if an Award under the Plan is subject to vesting based upon the achievement of certain performance goals, any dividend and dividend equivalents, if any, with respect to such Award shall be paid only upon and to the extent that the underlying Award vests.

  7.7.    Section 83(b) Election.    The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned on the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Corporation.

  7.8.    Deferred Payment Date.    A Participant who is a Canadian Taxpayer may elect to set a Deferred Payment Date with respect to any Restricted Stock Unit Award. To do so, such Participant must give the Committee written notice of the Deferred Payment Date not later than sixty (60) days prior to the expiration of the Period of Restriction. A Participant shall not be permitted to give or change any such notice after the day which is sixty (60) days prior to the expiration of the Period of Restriction. Participants who are United States-based taxpayers may not elect to set a Deferred Payment Date.

8.  STOCK OPTIONS

8.1.    Grant of Stock Options.    The Committee may grant Option Awards and determine whether an Option will be an Incentive Stock Option or a Non-qualified Stock Option, whether to couple an SAR with an Option, the number of shares of Common Stock to be subject to each Option, the Exercise Price, the number of installments, if any, in which each Option may vest, the expiration date of each Option and all other terms and conditions of each Option. Incentive Stock Option Awards may be granted only to Participants who are Employees.

8.2.    Stock Option Award Agreements.    Each Option Award granted pursuant to the Plan shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, terms consistent with the following provisions, and such other provisions as the Committee shall determine in its discretion:

    8.2.1.    Duration.    Each Option and all rights associated therewith, shall expire on such date as the Committee may determine, but in no event later than the ten-year anniversary of the date of grant; provided, however, that in the case of an Incentive Stock Option granted to a Significant Stockholder, the date of expiration may in no event be later than the five-year anniversary of the date of grant. Notwithstanding the

Allied Nevada Gold Corp. | PROXY STATEMENT A-13

    foregoing, an Option held by a Participant will be subject to a limited extension of 10 business days if so provided in the Award Agreement in the event that the expiration date of the Option held by a Participant falls within a trading "blackout" period imposed by the Corporation and applicable to the Participant.

    8.2.2.    Exercise Price.    The Exercise Price for each share of Common Stock that is the subject of an Option shall be determined by the Committee as of the date of grant, subject to adjustment pursuant to Section 19.2. The exercise price of any Option designated as a Non-qualified Stock Option shall be equal to no less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to such Option on the date of grant. The exercise price of any Option designated as an Incentive Stock Option shall be equal to (i) no less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to such Option on the date of grant, if granted to a Participant other than a Significant Stockholder; and (ii) no less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to such Option on the date of grant, if granted to a Significant Stockholder.

    8.2.3.    Vesting.    Each Option granted under the Plan shall vest and be exercisable in such installments, if any, during the period prior to its expiration date as the Committee shall determine.

    8.2.4.    No Repricing.    Except as otherwise permitted as an adjustment pursuant to Section 19.2 or as approved by the Corporation's stockholders, the Exercise Price of an Option outstanding under the Plan may not be reduced, whether through amendment, exchange, cancellation and re-grant, repurchase or other method.

  8.3.    Exercise of Options.

    8.3.1.    Notice by Participant.    Each Participant (or such Participant's Representative) who desires to exercise an Option shall give advance written notice of such exercise to the Corporation in such form as may be prescribed from time to time by the Committee or the management of the Corporation.

    8.3.2.    Payment of Exercise Price.    Except as described in Section 8.3.3, in the discretion of the Committee, the Exercise Price for Stock Options may be payable in the following ways:

      (a)  by cash or by check payable to the Corporation;

      (b)  in shares of Common Stock (which are owned by the Participant free and clear of all liens and other encumbrances and which are not subject to vesting or other restrictions, including those set forth in Article 7) having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price for the shares being purchased;

      (c)  by requesting that the Corporation withhold such number of shares of Common Stock then issuable upon the exercise of the Stock Option as will have an aggregate Fair Market Value equal to the Exercise Price for the shares being acquired upon exercise of the Stock Option;

      (d)  by waiver of compensation due or accrued to the Participant for services rendered;

      (e)  provided that a public market for the Common Stock exists, and to the extent permitted by the Sarbanes-Oxley Act of 2002 and other applicable law:

        (i)    through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA Dealer") whereby the Participant irrevocably elects to exercise the Stock Option and sell a portion of the shares so purchased to pay the Exercise Price (or a larger number of the shares so purchased), and whereby the FINRA Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Corporation (and any excess to the Participant); or

        (ii)   through a "margin" commitment from the Participant and a FINRA Dealer whereby the Participant irrevocably elects to exercise the Stock Option and to pledge the shares so purchased to the FINRA Dealer in a margin account as security for a loan from the FINRA Dealer in the amount of

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        the purchase price, and whereby the FINRA Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Corporation; or

      (f)    by any combination of the foregoing.

    If the Exercise Price for a Stock Option is paid in whole or in part in shares of Common Stock, any portion of the Exercise Price representing a fraction of a share must be paid in cash. When full payment of the Exercise Price has been made to the Corporation, the Participant will be considered for all purposes the owner of the shares with respect to which payment has been made, subject to the restrictions set forth in the Plan or in the Award Agreement.

    8.3.3.    Payment of Exercise Price – Canadian Participants.    Notwithstanding the terms of Section 8.3.2, with respect to Options held by Participants who are residents of Canada for purposes of the Income Tax Act (Canada) or Participants who were granted Options, all or partially, in respect of employment rendered in Canada, the payment of the Exercise Price associated with an Option may only be made in cash or by check payable to the Corporation.

    8.3.4.    Exercise by Participant's Spouse.    Unless otherwise provided in an Award Agreement, an Option shall be exercisable during the Participant's lifetime only by the Participant (or, in the case of the incapacity of the Participant, by the Participant's Representative) regardless of any community property interest therein of the spouse of the Participant, or such spouse's successors in interest. If the spouse of the Participant shall have acquired a community property interest in such Option, the Participant, or the Participant's Representative, may exercise the Option on behalf of the spouse of the Participant or such spouse's successors in interest.

  8.4.    Special Provisions for Incentive Stock Options.    In addition to the limitation applicable to Incentive Stock Options in Section 4.2.2, to the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock underlying an Incentive Stock Option granted to a Participant under the Plan (and any other option plans of the Corporation) that become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision), the portion of such Incentive Stock Option in excess of $100,000 (or, if different, such maximum limitation) will be treated as a Non-qualified Stock Option. Except in the case of the Participant's death or Permanent Disability, the portion of any Incentive Stock Option not exercised within three months after termination of employment with the Corporation and its Affiliated Entities will be treated as a Non-qualified Stock Option.

9.  STOCK APPRECIATION RIGHTS

  9.1.    Grant of Stock Appreciation Rights.    The Committee may grant an Award of Stock Appreciation Rights in connection with an Option Award ("Tandem SAR") or independently of any Option Award ("Freestanding SAR").

  9.2.    SAR Award Agreement.    Each SAR Award granted pursuant to the Plan shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, terms consistent with the following provisions, and such other provisions as the Committee shall determine in its discretion:

    9.2.1.    Duration.    Each SAR, and all rights associated therewith, shall expire on such date as the Committee may determine, but in no event later than the ten-year anniversary of the date of grant, subject to a limited extension of 10 business days if so provided in the Award Agreement in the event that the expiration date of an Award held by a Participant falls within a trading "blackout" period imposed by the Corporation and applicable to the Participant.

    9.2.2.    Exercise Price.    The Exercise Price for each share of Common Stock that is the subject of a SAR shall be determined by the Committee and shall not be less than the Fair Market Value of a share of Common Stock on the date of grant, subject to adjustment pursuant to Section 19.2.

Allied Nevada Gold Corp. | PROXY STATEMENT A-15

    9.2.3.    Vesting.    Unless otherwise specified in an Award Agreement, each SAR granted under the Plan shall vest and be exercisable in such installments, if any, during the period prior to its expiration date as the Committee shall determine.

    9.2.4.    No Repricing.    Except as otherwise permitted as an adjustment pursuant to Section 19.2 or as approved by the Corporation's stockholders, the Exercise Price of a SAR outstanding under the Plan may not be reduced, whether through amendment, exchange, cancellation and re-grant, repurchase or other method.

    9.2.5.    Exercise of Tandem SAR.    A Tandem SAR shall be exercisable to the extent, and only to the extent, the associated Option is exercisable and shall be exercisable only for such period as the Committee may determine. Upon exercise of a Tandem SAR, the Participant shall be required to surrender to the Corporation unexercised the Option to which it relates, or any portion thereof.

    9.2.6.    Exercise of Freestanding SAR.    A Freestanding SAR may be exercised in accordance with the terms of the applicable Award Agreement.

    9.2.7.    Receipt of Shares or Cash Upon Exercise.    Upon exercise of a SAR, the Participant shall receive that number of shares of Common Stock (rounded down to the nearest whole number) having an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock over the Exercise Price per share specified in the applicable Award Agreement, multiplied by the number of shares of Common Stock subject to the SAR, or portion thereof, which is exercised. However, the Committee may elect to settle, or the Award Agreement may permit the Participant to elect to receive (subject to approval by the Committee), any part or all of the Corporation's obligation arising out of the exercise of the SAR by the payment of cash equal to the aggregate Fair Market Value of that part or all of the shares of Common Stock it would otherwise be obligated to deliver.

10.  PERFORMANCE SHARES AND PERFORMANCE UNITS

  10.1.    Grant of Performance Shares and Performance Units.    The Committee may grant Performance Shares and/or Performance Units to Eligible Persons.

  10.2.    Performance Share or Performance Unit Award Agreement.    Each Award of Performance Shares or Performance Units shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, any performance metrics, vesting provisions and expiration date, and such other provisions as the Committee shall determine in its discretion.

  10.3.    Value of Performance Shares and Performance Units.    Each Performance Share shall have an initial value based on one share of Common Stock on the date of grant. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance metrics in its discretion that, depending on the actual performance results, will determine the number and/or value of the Performance Shares and Performance Units that will be paid out to the Participant.

  10.4.    Earning of Performance Shares and Performance Units.    After the applicable Performance Period has ended, the holder of Performance Shares or Performance Units shall be entitled to receive a payout on the value and number of Performance Shares or Performance Units earned by the Participant over the Performance Period, if such payout is due as determined based on the actual results of the corresponding performance criteria.

  10.5.    Form and Timing of Payment of Performance Shares and Performance Units.    Payment of earned Performance Shares and Performance Units shall be made as determined by the Committee and as set forth in the applicable Award Agreements. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares and Performance Units in the form of shares of Common Stock or in cash (or a combination thereof) equal to their value, if any, at the end of the applicable Performance Period or as soon as practicable thereafter. Shares of Common Stock may be granted subject to any restrictions deemed appropriate by the Committee, as set forth in the applicable Award Agreements.

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  10.6.    No Dividends Payable.    Awards of Performance Shares or Performance Units shall not be entitled to dividends with respect to the Corporation's shares of Common Stock, but, in the discretion of the Committee, may be entitled to dividend equivalents earned and payable to the extent, and at the time, of any payout of such Award.

11.  OTHER STOCK-BASED AWARDS

The Committee may grant Other Stock-Based Awards (which may include unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee determines appropriate, and may include, without limitation, Awards that upon grant are fully vested and non-forfeitable. Such Other Stock-Based Awards may entail the issue or transfer of actual shares of Common Stock or payment in cash or otherwise of amounts based on the value of shares of Common Stock. Each Other Stock-Based Award shall be evidenced by an Award Agreement that specifies the material terms and conditions of the Award, including, without limitation, any restrictions or vesting provisions and whether such Award is entitled to dividends or dividend equivalents, and such other provisions as the Committee shall determine in its discretion.

12.  CASH-BASED INCENTIVE AWARDS

  12.1.    Eligibility.    The Committee may grant annual Cash-Based Incentive Awards to Employees in accordance with this Article 12. The terms of each Cash-Based Incentive Award shall be set forth in an Award Agreement.

  12.2.    Annual Awards.

    12.2.1.    Performance Goals.    The Committee shall establish objective performance goals for a calendar year Performance Period based on one or more Performance Measures. Such performance goals and/or metrics shall be established in accordance with Section 13.2 to ensure that any Cash-Based Incentive Awards are considered to qualify as Performance-Based Compensation.

    12.2.2.    Amount of Awards.    In conjunction with the establishment of performance goals and/or metrics, the Committee shall adopt an objective formula for determining the respective amount payable under a Cash-Based Incentive Award if and to the extent the performance goals and/or metrics are attained. Such formula shall comply with the requirements for Performance-Based Compensation under Section 162(m).

  12.3.    Payment of Awards.    Cash-Based Incentive Awards will be payable to Participants in cash following written certification by the Committee of attainment of the specified performance goals for the applicable Performance Period, provided, however, that such payments shall be made no later than March 15 of the calendar year following the year of the Performance Period.

  12.4.    Guidelines.    The Committee may adopt from time to time written policies for its implementation of this Article 12. Such guidelines shall reflect the intention of the Corporation that all Cash-Based Incentive Awards qualify as Performance-Based Compensation.

13.  PERFORMANCE MEASURES

  13.1.    Performance Measures.    Unless and until the Committee proposes for stockholder vote and the Corporation's stockholders approve a change in the general Performance Measures set forth in this Article 13, the performance goals or metrics upon which the payment or vesting of an Award of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Incentive Awards (and any other Awards subject to performance results) to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures: production and sales volumes of gold and/or silver, revenue, revenue growth, cost of goods sold per ounce, costs of production, capital expenditures, resource growth (all categories), resources conversion (measured and indicated), cash flow from operations, net income, operating income (before or after taxes), gross profits, earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization ("EBITDA"), adjusted EBITDA or other similar measures), earnings per share, cash flow or cash flow per share (before or after dividends), stockholder equity, cash flow return on investment, return on equity, total stockholder return, return on assets or net assets, return on capital (including return on total capital or return on invested capital), corporate

Allied Nevada Gold Corp. | PROXY STATEMENT A-17

  regulatory compliance or achievements, mine costs compared to budget, improvement in or attainment of expense levels or working capital levels, health and safety, environmental compliance, business expansion and strategic initiatives, selected mining initiatives, mine development, drilling and exploration initiatives, feasibility studies, appreciation in and/or maintenance of the price of the shares of Common Stock or any other publicly-traded securities of the Corporation, comparisons with various stock market indices, recruiting and maintaining personnel, implementation, completion or attainment of measurable objectives with respect to corporate development or projects, and acquisitions and divestitures. Such Performance Measures also may be based solely by reference to the Corporation's performance or the performance of a Subsidiary, division, business segment or business unit of the Corporation, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. To the extent consistent with Section 162(m), the committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the corporation or not within the reasonable control of the Corporation's management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

  13.2.    Timing and Designations.    Duration of Performance Periods: For each Award intended to qualify as Performance-Based Compensation, the Committee shall, not later than ninety (90) days after the beginning of each Performance Period, (i) designate all Participants for such Performance Period; and (ii) establish the objective performance factors for each Participant for that Performance Period on the basis of one or more of the criteria set forth in Section 13.1 above; provided that with respect to such criteria, the outcome must be substantially uncertain at the time the Committee actually establishes the goal. The Committee shall have sole discretion to determine the applicable Performance Period, provided that in the case of a Performance Period of less than three hundred sixty (360) days, a performance goal will not be considered to be pre-established if it is established after 25% of the Performance Period (as scheduled in good faith at the time the goal is established) has elapsed. Such performance goals shall otherwise comply with the requirements of Section 162(m).

  13.3.    Evaluation of Performance.    In evaluating performance in connection with an Award, the Committee may include or exclude any of the following events that occur during a Performance Period: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in FASB Accounting Standards Codification™ 225-20 – Extraordinary and Unusual Items (or a successor pronouncement) and/or in the Corporation's periodic reports filed with the Securities and Exchange Commission for periods within the applicable year; (vi) acquisitions, divestitures, or business unit run-offs or closures; and (vii) any other circumstances deemed relevant by the Committee. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, they shall be prescribed in a form that meets the requirements of Section 162(m) for deductibility.

  13.4.    Adjustment of Performance-Based Compensation.    Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward so as to enrich the Award. Subject to Section 19.1, the Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

  13.5.    Committee Discretion.    In the event that applicable tax, securities laws and regulations and/or stock exchange rules change so as to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) and base vesting on Performance Measures other than those set forth in Section 13.1.

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14.  FORFEITURE AND TERMINATION OF EMPLOYMENT OR SERVICE AS A DIRECTOR OR CONSULTANT

  14.1.    Terms Provided in Award Agreements.    Except as otherwise determined by the Committee in connection with particular Awards and set forth in the applicable Award Agreements, the provisions of Sections 14.2 and 14.3 shall apply to outstanding Awards held by a Participant at the time of termination of the Participant's employment or the termination of a Participant's service as a Director or Consultant.

  14.2.    Effect of Termination of Employment on Awards – Employees Only.

    14.2.1.    Termination.    Subject to Section 14.2.2, and except as otherwise provided in an Award Agreement or other written agreement between the Corporation and the Participant, which may be entered into at any time before or after termination of employment of the Participant, in the event of the termination of an Employee Participant's employment with the Corporation, a Subsidiary of the Corporation or an Affiliated Entity, (i) all of such Participant's unvested Awards shall expire, terminate and be forfeited, and shall be void for all purposes, immediately on the date such Participant's employment is terminated; and (ii) all of such Participant's Awards that are vested on or prior to the date such Participant's employment is terminated shall not expire for the applicable time period set forth below.

      (a)  Death or Permanent Disability. In the event such Participant's employment with the Corporation, a Subsidiary of the Corporation or an Affiliated Entity terminates as a result of death or Permanent Disability, such Participant's then vested Awards shall not expire until the earlier of (1) the date on which such Awards would have expired in accordance with their terms had such Participant remained employed; and (2) the date that is (A) one hundred eighty (180) days after the Participant's employment is terminated, if the Award is not an Incentive Stock Option; or (B) twelve (12) months after the Participant's employment is terminated, if the Award is an Incentive Stock Option.

      (b)  Termination for Cause. In the event such Participant's employment with the Corporation, a Subsidiary of the Corporation or an Affiliated Entity terminates for Cause, such Participant's then vested Awards shall expire, terminate and be forfeited upon the date the Participant's employment is terminated. If such Participant's employment is suspended pending an investigation of whether such Participant's employment should be terminated for Cause, all of such Participant's rights under any Award shall likewise be suspended during the period of such investigation.

      (c)  Other Termination. In the event such Participant's employment with the Corporation, a Subsidiary of the Corporation or an Affiliated Entity terminates for any reason other than as a result of death, Permanent Disability or for Cause, such Participant's then vested Awards shall not expire until the earlier of (1) the date on which such Awards would have expired in accordance with their terms had such Participant remained employed; and (2) the date that is thirty (30) days after such Participant's employment is terminated.

    14.2.2.    Alteration of Vesting and Exercise Periods.    Notwithstanding anything to the contrary in Section 14.2.1, the Committee may in its discretion designate shorter or longer periods to claim or otherwise exercise Awards following a Participant's termination of employment; provided; however, (i) that in no event shall the term to exercise a Stock Option after termination of employment be extended beyond the original maximum term of such Stock Option; and (ii) that any shorter periods determined by the Committee shall be effective only if provided for in the Award Agreement or if such shorter period is agreed to in writing by the Participant. Notwithstanding anything to the contrary herein, Awards shall be claimed or exercisable by a Participant following such Participant's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; provided, however, that the Committee may, in its discretion, elect to accelerate the vesting of all or any portion of any Awards that had not vested on or prior to the date of such termination.

  14.3.    Effect of Termination of Engagement on Awards – Non-Employees Only.

    14.3.1.    Termination.    Subject to Section 14.3.2, and except as otherwise provided in an Award Agreement or other written agreement between the Corporation and the Participant, which may be entered into at any time before or after termination of the engagement of the Participant, in the event of the termination of the

Allied Nevada Gold Corp. | PROXY STATEMENT A-19

    engagement of a Director or Consultant, (i) all of such Participant's unvested Awards shall expire, terminate and be forfeited, and shall be void for all purposes, immediately on the date such Director's or Consultant's engagement is terminated and (ii) all of such Participant's Awards that are vested on or prior to the date such Participant's engagement is terminated shall not expire for the applicable time period set forth below.

      (a)  Death or Permanent Disability. In the event such Participant's engagement with the Corporation or an Affiliated Entity terminates as a result of death or Permanent Disability, such Participant's then vested Awards shall not expire until the earlier of (1) the date on which such Awards would have expired in accordance with their terms had such Participant remained engaged; and (2) the date that is one hundred eighty (180) days after the Participant's engagement is terminated.

      (b)  Termination for Cause. In the event such Participant's engagement with the Corporation or an Affiliated Entity terminates for Cause, such Participant's then vested Awards shall expire, terminate and be forfeited upon the date the Participant's engagement is terminated. If such Participant's engagement is suspended pending an investigation of whether such Participant's engagement should be terminated for Cause, all of such Participant's rights under any Award shall likewise be suspended during the period of such investigation.

      (c)  Other Termination. In the event such Participant's engagement with the Corporation or an Affiliated Entity terminates for any reason other than as a result of death, Permanent Disability or for Cause, such Participant's then vested Awards shall not expire until the earlier of (1) the date on which such Awards would have expired in accordance with their terms had such Participant remained engaged and (2) the date that is thirty (30) days after such Participant's engagement is terminated.

    14.3.2.    Alteration of Vesting and Exercise Periods.    Notwithstanding anything to the contrary in Section 14.3.1, the Committee may, in its discretion, designate shorter or longer periods to claim or otherwise exercise Awards following a Director or Consultant Participant's termination of engagement; provided, however, (i) that in no event shall the term to exercise a Stock Option after termination of an engagement be extended beyond the original maximum term of such Stock Option; and (ii) that any shorter periods determined by the Committee shall be effective only if provided for in the Award Agreement or if such shorter period is agreed to in writing by the Participant. Notwithstanding anything to the contrary herein, Awards shall be claimed or exercisable by a Participant following such Participant's termination of engagement only to the extent that the installments thereof had become exercisable on or prior to the date of such termination; provided, however, that the Committee may, in its discretion, elect to accelerate the vesting of all or any portion of any Awards that had not vested on or prior to the date of such termination.

15.  REORGANIZATIONS

  15.1.    Corporate Transactions Not Involving a Change in Control.    If the Corporation shall consummate any Reorganization not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), each Award outstanding under the Plan shall be subject to adjustment pursuant to and in accordance with Section 4.3.

  15.2.    Corporate Transactions Involving a Change in Control.    Notwithstanding any other provision of the Plan to the contrary, except to the extent otherwise provided in an Award Agreement, in the event of a Change in Control:

    (a)  The Committee shall have the discretion to terminate and cancel, with or without the payment of any consideration, any or all Awards (or portions thereof) that are not vested as of the date of such Change in Control;

    (b)  The Committee shall have the discretion to accelerate the vesting of any or all Awards (or portions thereof) that are not vested as of the date of such Change in Control;

    (c)  The Committee shall have the discretion to remove any restrictions and to terminate any repurchase rights existing with respect to any or all Awards (or portions thereof) as of the date of such Change in Control;

A-20 Allied Nevada Gold Corp. | PROXY STATEMENT

    (d)  Outstanding Awards shall be subject to any agreement of sale, Reorganization or other corporate transaction that effects such Change in Control, which agreement shall provide for one or any combination of the following:

      (i)    The continuation of the outstanding Awards by the Corporation, if the Corporation is a surviving corporation;

      (ii)    The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

      (iii)   The termination and cancellation, with or without consideration, of any outstanding Award (or portion of any outstanding Award) that is not vested;

      (iv)  The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

      (v)   Settlement of each share of Common Stock subject to an outstanding Award that is vested for the Change in Control Price (less, to the extent applicable, the per share Exercise Price), or if the per share Exercise Price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled immediately prior to giving effect to the Change in Control.

    (e)   In the absence of any agreement of sale, Reorganization or other corporate transaction effecting such Change in Control, each share of Common Stock subject to an outstanding Award that is vested shall be settled for the Change in Control Price less, to the extent applicable, the per share Exercise Price, or, if the per share Exercise Price equals or exceeds the Change in Control Price, the outstanding vested Award shall terminate and be canceled immediately prior to giving effect to the Change in Control, and each unvested Award shall terminate and be canceled immediately prior to giving effect to the Change in Control without the payment of any consideration therefor.

    (f)    Notwithstanding any provision of the Plan to the contrary, a Participant's entitlement, if any, to payment pursuant to this Section 15.2 shall be forfeited on the date that is six (6) months following the Change in Control (i) if, by such date, such Participant has not responded to any notice from the Corporation with respect to such Change in Control and has failed to notify the Corporation of a new address to which notices from the Corporation may be delivered in accordance with the terms of the applicable Award Agreement; or (ii) if such Participant fails by such date to provide the Committee with a bank account to which funds can be wired, information necessary for tax withholding or any other information reasonably requested by the Committee.

16.  TRANSFERABILITY OF AWARDS

  16.1.    Transferability.    Unless otherwise provided in an Award Agreement, Awards shall not be transferable either voluntarily or by operation of law other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void.

  16.2.    Domestic Relations Orders.    Without limiting the generality of Section 16.1, no domestic relations order purporting to authorize a transfer of an Award or any interest in an Award or to grant the power to exercise an Option or SAR to any person other than a Participant (or his or her Representative) shall be recognized as valid or enforceable.

17.  ARBITRATION

The Committee may, as a condition to granting an Award, require that a Participant agree in writing to submit all disputes or claims arising out of or relating to any such Award to binding arbitration in accordance with such terms as the Committee shall prescribe.

Allied Nevada Gold Corp. | PROXY STATEMENT A-21

18.  COMPLIANCE WITH SECTION 409A

  18.1.    Compliance.

    18.1.1.    General.    Any Award that is granted under the Plan shall be designed and administered so that the Award is either exempt from the application of, or compliant with, the requirements of Section 409A.

    18.1.2.    Terms of Award Agreement.    To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A, the Award Agreement shall include such terms and conditions as the Committee determines, in its discretion, are necessary or advisable to avoid the imposition on the Participant of an additional tax under Section 409A. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section): (i) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted, adjusted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A on a Participant; and (ii) if an Award Agreement provides for the deferral of compensation within the meaning of Section 409A, no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant's separation from service (as defined in Section 409A) or, if earlier, the date of the Participant's death.

    18.1.3.    No Warranty.    Although the Corporation intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A, the Corporation does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A or any other provision of federal, state, local, or non-United States law. Neither the Corporation, its Affiliated Entities nor their respective directors, officers, employees or advisers shall be liable to any Participant (or any other individual claiming a benefit through the Participant) for any tax, interest or penalties the Participant may owe as a result of the grant, holding, vesting, exercise or payment of any Award under the Plan.

  18.2.    Deferrals.    Subject to the requirements of Section 18.1, the Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to any Award of a type that may be subject to the deferral provisions of Section 409A. If any such deferral election is required or permitted, the Committee shall, prior to requiring or permitting such deferral election, establish written rules and procedures for such payment deferrals that are intended to comply with the requirements of Section 409A including, without limitation, the time when a deferral election can or must be made, the period of the deferral, and the events that would result in payment of the deferred amount.

19.  AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

  19.1.    Amendment, Modification, Suspension, and Termination.    Subject to Sections 18.1 and 19.3, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan without stockholder approval in whole or in part; provided, however, that, no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable United States or Canadian federal, state, provincial and local laws, rules, regulation, and any governmental or regulatory agency, including the TSX. Furthermore, no amendment, modification, suspension or termination may impact the distribution of any Award that is subject to Section 409A or is intended to qualify as Performance-Based Compensation under Section 162(m), except as permitted by such applicable Section. For greater certainty, the Corporation shall submit for stockholder approval any amendment of the Plan required to be submitted for stockholder approval by the TSX or that otherwise would:

    (a)  reduce the Exercise Price that would benefit an Insider;

    (b)  extend the term of Awards granted under the Plan that would benefit an Insider;

    (c)  remove or exceed the Insider and Director participation limits imposed by Section 4.1.4 and Sections 4.1.3 and 4.2.6, respectively;

A-22 Allied Nevada Gold Corp. | PROXY STATEMENT

    (d)  increase the maximum number of shares of Common Stock for which Awards may be granted under the Plan; and

    (e)  amend this Section 19.1.

For Subsection 19.1(a)–(c), the votes of securities held directly or indirectly by Insiders benefiting directly or indirectly from the amendment shall be excluded. For Subsection 19.1(d)–(e), the votes of securities held directly or indirectly by Insiders entitled to receive a benefit directly or indirectly under the arrangement shall be excluded unless the arrangement contains the Insider and Director participation limits imposed by Section 4.1.4 and Sections 4.1.3 and 4.2.6, respectively.

In addition to the above exclusions, for Subsection 19.1(e), where the amendment will disproportionately benefit one or more Insiders over other participants under the arrangement, the votes of securities held directly or indirectly by those Insiders receiving the disproportionate benefit shall be excluded.

  19.2.    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    Subject to Section 19.1, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Corporation (or any of its Affiliated Entities) or the financial statements of the Corporation (or any Subsidiary of the Corporation or any of its Affiliated Entities) or of changes in applicable laws, rules, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan. No amendment, modification, suspension or termination may impact the distribution of any Award that is subject to Section 409A or is intended to qualify as Performance-Based Compensation under Section 162(m), except as permitted by such applicable Section.

  19.3.    Awards Previously Granted.    Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

20.  WITHHOLDING

  20.1.    Tax Withholding.    The Corporation may take such steps as are considered necessary or appropriate for the withholding of any taxes which the Corporation is required to withhold by any law or regulation of any governmental authority whatsoever, without limiting the generality of the foregoing, through (i) the withholding of all or any portion of any payment; (ii) the withholding from the shares of Common Stock to be issued under the Plan the minimum number of shares of Common Stock sufficient to satisfy such withholding obligation and the right to sell such shares of Common Stock on the market for and on behalf of the Participant; or (iii) the sale of the minimum number of shares of Common Stock to be issued under the Plan sufficient to satisfy such withholding obligation to a broker of the Corporation's choosing.

  20.2.    Share Withholding.    In the discretion of the Committee, any Award other than Options or SARs may provide that a Participant who is an Employee may elect, in accordance with any conditions set forth in such Award, to satisfy in full the minimum tax withholding obligation by authorizing the Corporation to withhold from the shares of Common Stock to be issued under the Plan the minimum number of shares of Common Stock sufficient to satisfy such withholding obligation and, at the Corporation's discretion, to sell such shares of Common Stock to a broker of the Corporation's choosing. This election and authorization is intended to comply with the requirements of Rule 10b5-1(c)(i)(B) of the Exchange Act and to be interpreted to comply with the requirements of Rule 10b5-1(c) of the Exchange Act.

  20.3.    Option or SAR Withholding.    Upon the exercise of a Non-qualified Stock Option or a SAR, the Corporation shall have the right to: (i) require such Participant (or such Participant's Representative) to pay the Corporation the amount of any taxes which the Corporation may be required to withhold with respect to such exercise; or (ii) deduct from all amounts paid in cash with respect to the exercise of a SAR the amount of any taxes which the Corporation may be required to withhold with respect to such cash amounts. In the discretion of the Committee,

Allied Nevada Gold Corp. | PROXY STATEMENT A-23

  any Award may provide that a Participant or such Participant's Representative may elect to satisfy in full the minimum tax withholding obligations arising from the exercise of an Option or SAR by authorizing the Corporation to withhold from the shares of Common Stock to be issued under the Plan the minimum number of shares of Common Stock sufficient to satisfy such withholding obligation, and, at the Corporation's discretion, to sell such shares of Common Stock to a broker of the Corporation's choosing. No Participant or Participant's Representative shall have the right to have shares of Common Stock withheld in excess of the minimum number required to satisfy applicable tax withholding requirements based on minimum statutory withholding rates for federal, state and provincial tax purposes, including payroll taxes. Shares of Common Stock used in either of the foregoing ways to satisfy tax withholding obligations will be valued at their Fair Market Value on the date of exercise.

21.  SUCCESSORS

All obligations of the Corporation under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Corporation.

22.  GENERAL PROVISIONS

  22.1.    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

  22.2.    Severability.    In the event that any provision of the Plan shall for any reason be held illegal, invalid or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law, rule or regulation deemed applicable by the Committee, such provision shall be construed or deemed amended to the minimum extent necessary to conform to such applicable law, rule or regulation or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

  22.3.    Requirements of Law.    The granting of Awards and the issuance of shares of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities or other stock exchanges as may be required.

  22.4.    Delivery of Title.    The Corporation shall have no obligation to issue or deliver evidence of title for shares of Common Stock issued under the Plan prior to obtaining any approvals from governmental agencies or national securities or other stock exchanges that the Corporation determines are necessary or advisable; and completion of any registration or other qualification of the shares of Common Stock under any applicable securities, "Blue Sky" or other laws that the Corporation determines to be necessary or advisable.

  22.5.    Inability to Obtain Authority.    The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

  22.6.    Investment Representations.    The Committee may require any individual receiving shares of Common Stock pursuant to an Award under the Plan to represent and warrant in writing that the individual is acquiring the shares of Common Stock for investment and without any present intention to sell or distribute such shares of Common Stock.

  22.7.    Unfunded Plan.    Participants shall have no right, title, or interest whatsoever in or to any investments that the Corporation, any Subsidiary of the Corporation and/or its Affiliated Entities may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Corporation, any Subsidiary of the Corporation or its Affiliated Entities under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation, any

A-24 Allied Nevada Gold Corp. | PROXY STATEMENT

  Subsidiary of the Corporation or an Affiliated Entity, as the case may be. All payments to be made hereunder shall be paid from the general assets of the Corporation, any Subsidiary of the Corporation or an Affiliated Entity, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

  22.8.    No Fractional Shares.    No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto shall be forfeited or otherwise eliminated.

  22.9.    Non-Exclusivity of the Plan.    The adoption of the Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

  22.10.    No Constraint on Corporate Action.    Nothing in the Plan shall be construed to: (i) limit, impair, or otherwise affect the Corporation's, any Subsidiary's of the Corporation or an Affiliated Entity's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Corporation, any Subsidiary of the Corporation or an Affiliated Entity to take any action which such entity deems to be necessary or appropriate.

  22.11.    Non-Uniform Treatment.    The Committee's determinations under the Plan need not be uniform and may be made by it selectively among Participants or Eligible Persons (whether or not such individuals are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to Participants under the Plan and the terms and conditions applicable to Awards made under the Plan.

  22.12.    No Employment or Other Continuing Rights.    Nothing contained in the Plan (or in any Award Agreement or in any other agreement or document related to the Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Participant any right to continue in the employ (or other business relationship) of the Corporation, any Subsidiary of the Corporation or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Corporation, any Subsidiary of the Corporation or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Participant, with or without Cause. Except as expressly provided in the Plan or in any Award Agreement pursuant to the Plan, the Corporation shall have the right to deal with each Participant in the same manner as if the Plan and any such Award Agreement did not exist, including without limitation with respect to all matters related to the hiring, retention, discharge, compensation and conditions of the employment or engagement of the Participant. Any questions as to whether and when there has been a termination of a Participant's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of the Plan or any Award Agreement shall be determined by the Committee, and the Committee's determination thereof shall be final and binding.

  22.13.    References to Successor Statutes, Regulations and Rules.    Any reference in the Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

  22.14.    Conflicts.    In case of any conflict between the Plan and any Award Agreement, the Plan shall control.

  22.15.    Governing Law.    The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

Allied Nevada Gold Corp. | PROXY STATEMENT A-25

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01SLUC 1 U PX + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card . IMPORTANT ANNUAL MEETING INFORMATION Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each personally sign. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Directors recommends you vote FOR the following proposals. For Against Abstain 1. Election of Directors: Nominees: 2. To approve, on an advisory basis, the Company’s named executive officer compensation for fiscal 2013. 1a - Robert M. Buchan 1d - Stephen A. Lang 1g - Carl A. Pescio 1b - Randy E. Buffington 1e - Cameron A. Mingay 1h - A. Murray Sinclair 1c - John W. Ivany 1f - Terry M. Palmer For Withhold For Withhold For Withhold For Against Abstain 1i - Robert G. Wardell 3. Ratification of EKS&H LLLP as the independent registered public accounting firm for the fiscal year ending December 31, 2014. 4. Approve the Allied Nevada Gold Corp. Performance and Incentive Pay Plan.

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . Proxy for Annual Meeting of Stockholders Solicited on Behalf of the Board of Directors The undersigned stockholder of Allied Nevada Gold Corp., a Delaware corporation (the “Company”), hereby appoints Randy E. Buffington and Stephen M. Jones, or either of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held on May 1, 2014, at 8:00 a.m., Pacific Daylight Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director as described in the Proxy Statement, “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4 listed on this proxy and as described in the Proxy Statement. The proxy holders are authorized to vote in their discretion on any other matter that may properly come before the Meeting or any adjournment or postponement therefor. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. (Continued and to be signed on the reverse side) Proxy — ALLIED NEVADA GOLD CORP.